UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
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14a-101)
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Alcoa

Notice of 2023 Annual Meeting of Stockholders and Proxy Statement

March 16, 2023

Dear Alcoa Stockholders:

We are pleased to invite you to attend and participate in the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Alcoa Corporation (“Alcoa,” or the “Company”) to be held virtually via live webcast on Friday, May 5, 2023, at 9:30 a.m., Eastern Daylight Time (EDT). You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AA2023.

We believe that hosting a virtual Annual Meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the Annual Meeting.

At the Annual Meeting, stockholders will vote on the matters set forth in the 2023 Proxy Statement (the “Proxy Statement”) and the accompanying notice of the Annual Meeting. The Proxy Statement describes our governance structure, which features numerous governance best practices, and our executive compensation program, which “pays for performance.” We believe that both our governance structure and compensation program reinforce our alignment with stockholder interests. Highlights of the detailed information included in this Proxy Statement can be found in the “Proxy Statement Summary” starting on page 5.

Alcoa’s strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably form the basis of our goals to deliver improvement in our business operations and create value for stockholders. These strategic priorities are underpinned by our four corporate values—Act with Integrity, Operate with Excellence, Care for People, and Lead with Courage—which guide the way we act, operate, and interact with our customers, communities, and each other.

Though 2022 was a challenging year due to global economic conditions, we continued to execute on our long-term strategy, maintained our strong balance sheet, returned capital to stockholders, took several portfolio actions, including progressing restarts of strategic smelting capacity, and continued our focus on progressing the development of our breakthrough technologies.

Your vote is important to us. Whether or not you will attend and participate in the Annual Meeting, we hope that your shares are represented and voted. In advance of the Annual Meeting on May 5, please cast your vote through the internet, by telephone, or by mail. Instructions on how to vote are found in the section entitled “How to Cast Your Vote” in the Proxy Statement Summary.

Thank you for being a stockholder of Alcoa.

Sincerely,

Steven W. Williams	Roy C. Harvey
Non-Executive Chairman of the Board of Directors	President, Chief Executive Officer and Director

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Notice of 2023 Annual Meeting of Stockholders

Friday, May 5, 2023 9:30 a.m. Eastern Daylight Time	www.virtualshareholdermeeting.com/AA2023

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Alcoa Corporation (“Alcoa” or the “Company”) will be held virtually via live webcast at the date and time set forth above. Alcoa stockholders at the close of business on March 8, 2023 are entitled to vote at the Annual Meeting.

The agenda items for the Annual Meeting are:

1.	election of 9 director nominees to serve for one-year terms expiring in 2024;
2.	ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2023;
3.	approval, on an advisory basis, of the Company’s 2022 named executive officer compensation;
4.	approval, on an advisory basis, of the frequency of the advisory vote to approve the Company’s named executive officer compensation;
5.	stockholder proposal to subject termination pay to stockholder approval, if properly presented; and
6.	transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on March 8, 2023 as the record date for determination of stockholders entitled to notice of, and to attend, participate in, and vote at, the Annual Meeting and any adjournments or postponements thereof. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction card. You may also ask questions and vote online during the meeting by following the instructions provided at www.virtualshareholdermeeting.com/AA2023 during the Annual Meeting. Please see page 5 of the accompanying Proxy Statement for details regarding the virtual Annual Meeting.

Your vote is important to us. Even if you plan to attend and participate in the Annual Meeting, please promptly vote your shares in advance of the Annual Meeting on May 5. Instructions on how to vote are found in the section entitled “How to Cast Your Vote” in the accompanying Proxy Statement.

For information about Alcoa, please visit our website at www.alcoa.com.

On behalf of Alcoa’s Board of Directors,

Marissa P. Earnest

Senior Vice President, Chief Governance Counsel and Secretary

March 16, 2023

1

201 Isabella Street, Suite 500

Pittsburgh, Pennsylvania 15212

Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 5, 2023

The Company’s Notice of 2023 Annual Meeting of Stockholders, Proxy Statement, and

2022 Annual Report on Form 10-K are available online at www.proxyvote.com

The Board of Directors (the “Board”) of Alcoa Corporation (“Alcoa” or the “Company”) is providing this Proxy Statement in connection with its solicitation of proxies to be voted at Alcoa’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually via live webcast at www.virtualshareholdermeeting.com/AA2023 on Friday, May 5, 2023, at 9:30 a.m. Eastern Daylight Time (“EDT”), and any adjournment or postponement thereof.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) were first made available, released, or mailed to stockholders on March 16, 2023. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company may furnish proxy materials by providing internet access to those documents, instead of mailing a printed copy of the Company’s proxy materials to each stockholder. The Notice contains instructions on how to access our proxy materials and vote online, or alternatively, request a paper copy of the proxy materials and a proxy card or voting instruction card.

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2023 PROXY STATEMENT

Proxy Statement (continued)

Cautionary Statement regarding Forward-Looking Statements

This Proxy Statement contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating or sustainability performance (including our ability to execute on strategies related to environmental, social and governance matters); statements about strategies, outlook, and business and financial prospects; and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) current and potential future impacts to the global economy and our industry, business and financial condition caused by various worldwide or macroeconomic events, such as the ongoing conflict between Russia and Ukraine, and related regulatory developments; (b) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum and other products, and fluctuations in indexed-based and spot prices for alumina; (c) changes in global economic and financial market conditions generally, such as inflation, recessionary conditions, and interest rate increases, which may also affect Alcoa’s ability to obtain credit or financing upon acceptable terms or at all; (d) unfavorable changes in the markets served by Alcoa; (e) the impact of changes in foreign currency exchange and tax rates on costs and results; (f) unfavorable changes in cost, quality, or availability of key inputs, including energy and raw materials, or uncertainty of or disruption to the supply chain including logistics; (g) the inability to execute on strategies related to or achieve improvement in profitability and margins, cost savings, cash generation, revenue growth, fiscal discipline, environmental- and social-related goals and targets (including due to delays in scientific and technological developments), or strengthening of competitiveness and operations anticipated from portfolio actions, operational and productivity improvements, technology advancements, and other initiatives; (h) the inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, restructuring activities, facility closures, curtailments, restarts, expansions, or joint ventures; (i) political, economic, trade, legal, public health and safety, and regulatory risks in the countries in which Alcoa operates or sells products; (j) labor disputes and/or work stoppages and strikes; (k) the outcome of contingencies, including legal and tax proceedings, government or regulatory investigations, and environmental remediation; (l) the impact of cyberattacks and potential information technology or data security breaches; (m) risks associated with long-term debt obligations; (n) the timing and amount of future cash dividends and share repurchases; (o) declines in the discount rates used to measure pension and other postretirement benefit liabilities or lower-than-expected investment returns on pension assets, or unfavorable changes in laws or regulations that govern pension plan funding; and, (p) the other risk factors discussed in Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”) and other reports filed by Alcoa with the SEC . Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks described above and other risks in the market.

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2023 PROXY STATEMENT

Proxy Statement (continued)

Incorporation by Reference

Neither the Compensation Committee Report nor the Audit Committee Report included herein shall be deemed soliciting material or filed with the SEC and neither of them shall be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate such information by reference. In addition, this document includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

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2023 PROXY STATEMENT

Proxy Statement Summary

Below are highlights of certain information in this Proxy Statement. As it is only a summary, it may not contain all of the information that is important to you. For more complete information, please refer to the complete Proxy Statement and Alcoa’s 2022 Form 10-K before you vote. References to “Alcoa,” “the Company,” “we,” “us,” or “our” refer to Alcoa Corporation.

2023 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 5, 2023, 9:30 a.m. EDT

Place:	Online at www.virtualshareholdermeeting.com/AA2023

Record Date:	March 8, 2023

Voting:	Alcoa stockholders as of the record date noted above are entitled to vote on the proposals at the Annual Meeting. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Additional Information:	Please see the section below entitled “Virtual Meeting Format.”

How to Cast Your Vote

Your vote is important! Please cast your vote and play a part in the future of Alcoa.

Voting Before the Annual Meeting:

Registered stockholders and stockholders in an Alcoa savings plan can vote prior to the Annual Meeting by:

Internet at www.proxyvote.com	calling 1-800-690-6903 toll-free	mail If you received paper copies of our proxy materials, return your signed proxy card or voting instruction card

The deadline for voting online or by telephone is 11:59 p.m. EDT on May 4, 2023. If you vote by mail, your proxy card must be received before the Annual Meeting. If you hold shares in an Alcoa savings plan, your voting instructions must be received by 11:59 p.m. EDT on May 2, 2023.

Beneficial owners who own shares through a bank, brokerage firm, or similar organization can vote by returning their voting instruction card, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker, or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.

Voting During the Annual Meeting:

If you are a registered stockholder or a beneficial owner who owns shares through a bank, brokerage firm, or similar organization, you may choose to vote online during the Annual Meeting. You will need the 16-digit control number included on your Notice, proxy card, or voting instruction card to log in to the virtual meeting platform at www.virtualshareholdermeeting.com/AA2023. Voting electronically online during the Annual Meeting will replace any previous votes.

Stockholders in an Alcoa savings plan may attend and participate in the Annual Meeting but will not be able to vote shares held in an Alcoa savings plan electronically online during the Annual Meeting. Stockholders in an Alcoa savings plan must vote in advance of the Annual Meeting using one of the methods described above.

Even if you plan to attend and participate in the Annual Meeting, please cast your vote as soon as possible. See the “Questions and Answers About the Annual Meeting and Voting” section for more details.

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2023 PROXY STATEMENT

Proxy Statement Summary (continued)

Voting Matters and Board Recommendations

Voting Matters		Board’s Recommendation	Page Reference (for more detail)
Item 1.	Election of 9 Director Nominees to Serve for One-Year Terms Expiring in 2024	✓ FOR Each Nominee	13
Item 2.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2023	✓ FOR	40
Item 3.	Approval, on an Advisory Basis, of the Company’s 2022 Named Executive Officer Compensation	✓ FOR	43
Item 4.	Approval, on an Advisory Basis, of the Frequency of the Advisory Vote to Approve the Company’s Named Executive Officer Compensation	✓ 1 YEAR	44
Item 5.	Stockholder Proposal to Subject Termination Pay to Stockholder Approval, if Properly Presented	✗ AGAINST	79

Virtual Meeting Format

We have decided to hold the Annual Meeting virtually again this year because we believe that hosting a virtual Annual Meeting (i) enables stockholders to attend and participate fully and equally from any location around the world, (ii) improves meeting efficiency and our ability to effectively communicate and engage with our stockholders, regardless of their size, resources, or physical location, (iii) provides for cost savings to the Company and our stockholders, and (iv) reduces the Annual Meeting’s environmental impact. For all of these reasons, there will not be a physical location for the Annual Meeting and you will not be able to attend in person.

We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Our virtual Annual Meeting will be conducted on the internet via live webcast. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AA2023. Stockholders will be able to vote their shares electronically during the Annual Meeting.

See the “Questions and Answers About the Annual Meeting and Voting” section for more details.

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2023 PROXY STATEMENT

Proxy Statement Summary (continued)

Director Nominees

Alcoa’s Board is currently comprised of 9 members who are elected annually to each serve for a one-year term.

The following table provides summary information about each director nominee standing for election to the Board for a one-year term expiring at the 2024 Annual Meeting.

Name	Age	Director Since	Professional Background	Independent	Committee Memberships	Other Current Public Company Boards
Steven W. Williams Non-Executive Chairman of the Board	67	2016	Retired President and Chief Executive Officer, Suncor Energy Inc.	Yes	—	Enbridge Inc.
Mary Anne Citrino	63	2016	Senior Advisor, The Blackstone Group	Yes	Audit; Governance and Nominating (Chair)	HP Inc.
Pasquale (Pat) Fiore	62	2020	Former Managing Director, Réseau express métropolitain; Former Rio Tinto executive	Yes	Audit; Safety, Sustainability and Public Issues	—
Thomas J. Gorman	62	2021	Retired Chief Executive Officer, Brambles Ltd	Yes	Compensation and Benefits (Chair); Governance and Nominating	Sims Limited; Orora Limited; Worley Limited
Roy C. Harvey	49	2016	President and Chief Executive Officer, Alcoa Corporation	No	—	—
James A. Hughes	60	2016	Managing Partner, EnCap Investments L.P.; Former Chief Executive Officer and Director, First Solar, Inc.	Yes	Audit; Safety, Sustainability and Public Issues	TPI Composites, Inc.; PNM Resources, Inc.
Carol L. Roberts	63	2016	Retired Senior Vice President and Chief Financial Officer, International Paper Company	Yes	Audit (Chair); Compensation and Benefits	V.F. Corporation
Jackson (Jackie) P. Roberts	60	2022	Senior ESG Advisor, Hunter Point Capital and Capitol Meridian Partners; Former Chief Sustainability Officer, AppHarvest Inc.	Yes	Compensation and Benefits; Safety, Sustainability and Public Issues	—
Ernesto Zedillo	71	2016	Senior Fellow, Jackson School of Global Affairs, Frederick Iseman ’74 Director of the Program for the Study of Globalization at Yale University; Former President of Mexico	Yes	Governance and Nominating; Safety, Sustainability and Public Issues (Chair)	—

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2023 PROXY STATEMENT

Proxy Statement Summary (continued)

2022 Highlights

Business

The Company ended 2022 with $12.5 billion of revenue and a cash balance of $1.4 billion. The first half of 2022 was strong, but the Company faced challenges in the second half of the year, including high costs for raw materials and energy and lower sequential alumina and aluminum pricing, resulting in full year net loss attributable to Alcoa of $123 million. Despite these challenges, Alcoa ended the year with a strong balance sheet, having provided capital returns to stockholders, advanced strategic restarts of aluminum smelting capacity, and progressed the development of breakthrough technologies.

In addition, in 2022 we continued to strengthen the Company in the following ways:

•	Amended and restated our existing Revolving Credit Facility into a $1.25 billion revolving credit facility with improved terms.
•	Reduced U.S. pension liabilities through a $1 billion annuitization transaction; for a total transfer of approximately $3.3 billion in pension obligations and assets since 2018.
•	Earned additional certifications from the Aluminium Stewardship Initiative.

Executive Compensation

Our Compensation and Benefits Committee is committed to working with stockholders, the Board, and management to design compensation plans that motivate the Company’s executives and support business objectives that create stockholder value. The Company’s compensation plans for 2022 followed the same basic framework used in previous years. The Compensation and Benefits Committee believes the structure of our compensation program remains appropriate, supports the Company’s business objectives and strategic priorities, and reflects stockholders’ interests.

Our Compensation and Benefits Committee abides by an executive compensation philosophy with four guiding principles to drive pay-for-performance and stockholder alignment:

(1)	Motivational: Our executive compensation plans are intended to be highly motivational and retentive, and are critical to executive recruiting.
(2)

Targeted at Median: Total compensation (base salary, annual cash incentives (“IC”), and long-term equity incentives (“LTI”)) is generally targeted at the median of the peer group, with cash and equity incentive opportunities that aim to motivate and reward exceptional performance if goals are achieved at higher-than-target levels.

(3)

Equity-Dominant and Aligned with Stockholders’ Interests: Equity is the most significant portion of total compensation for named executive officers (“NEOs”) to align the interests of NEOs with those of our stockholders.

(4)

Diversified Metrics: IC and LTI metrics focus management’s actions on Alcoa’s strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably, and on achieving the greatest positive impact on financial performance without creating undue risk.

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2023 PROXY STATEMENT

Proxy Statement Summary (continued)

The Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement provides a detailed discussion of Alcoa’s executive compensation philosophy and the pay programs applicable to our NEOs in 2022. Our executive compensation philosophy and programs include many best practices, as highlighted in the table below.

WHAT WE DO	WHAT WE DON’T DO

✓  Executive Severance Agreements limit aggregate cash payout to 2.99 times base salary plus incentive bonus (in a non-change in control scenario)

✓  We pay for performance and include key strategic performance metrics in our IC and LTI programs

✓  We consider and benchmark against a peer group in establishing compensation, targeting total compensation generally at the median of the peer group

✓  We review compensation tally sheets for our executive officers

✓  We maintain robust stock ownership guidelines

✓  Our grant practices promote transparency and are generally consistent year-over-year

✓  We have clawback policies incorporated into our incentive plans

✓  We have double-trigger equity vesting in the event of a change-in-control where awards are assumed

✓  We pay competitive salaries and provide appropriate benefits to our executive officers, using a mix of stock price appreciation and financial and operational metrics to align with the interests of stockholders

✓  Our IC and LTI programs include metrics related to our environmental, safety, and social priorities

✓  We have a conservative compensation risk profile

✓  Our Compensation and Benefits Committee retains an independent compensation consultant

✓  Annual Say-on-Pay votes

✗  We do not pay dividend equivalents on stock options or unvested restricted share units; dividend equivalents are paid on restricted share units only if and when such awards vest

✗  We do not allow share recycling

✗  We do not discount stock options or reprice underwater stock options (including cash-outs) without stockholder approval

✗  We do not allow short selling, hedging, or pledging of Company securities by our directors, executive officers, or employees

✗  We do not have excise tax gross-ups in our Change in Control Severance Plan

✗  We do not enter into multi-year employment contracts with our executive officers

✗  We do not pay above-market earnings on deferred compensation or other nonqualified plans

✗  We do not encourage excessive risk-taking in compensation practices

✗  We do not provide excessive perquisites to our executive officers

Alignment of Pay and Performance

Our executive compensation program is designed so that IC and LTI, both of which are at-risk compensation, comprise the most significant portion of each NEO’s total compensation, meaning that the majority of pay is tied directly to the Company’s financial and stock price performance. 2022 was a year of challenging financial performance for the Company, as described in “2022 Highlights – Business,” with 1-Year Total Shareholder Return for the period ended December 31, 2022 of (23)%, and 3-year Total Shareholder Return for the period ended December 31, 2022 of 113%.

This performance is reflected in varied payouts, at 60.0% for the IC plan and 178.8% for the three-year LTI. Please see the “Compensation Discussion & Analysis” for detail on the financial metrics in the IC and LTI plans applicable to 2022.

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2023 PROXY STATEMENT

Proxy Statement Summary (continued)

Corporate Governance

The Company is committed to corporate governance practices that enhance accountability to our stockholders and support the long-term success of our business. Our corporate governance practices, highlighted below, are described in greater detail in the “Corporate Governance” section of this Proxy Statement.

Board Structure, Independence and Accountability
Structure	✓ Separate roles of non-executive Chairman and chief executive officer (“CEO”). ✓ Non-executive Chairman presides during the Board’s executive sessions.
Independence	✓ Independent Chairman; fully independent Board committees. ✓ 8 of 9 director nominees are independent.
Engagement	✓ Director attendance at Board and committee meetings averaged approximately 96% in 2022. ✓ Independent directors meet in regular executive sessions without management present.
Diversity

✓  Four of 9 director nominees are female or racially/ethnically diverse.

✓  Director nominees represent a mix of skills, experience, backgrounds, and tenures.

✓  Adopted a form of the “Rooney Rule” in 2020 for the identification of director candidates.

Accountability

✓  Directors are subject to overboarding limitations.

✓  Annual Board and Board committee self-evaluation process; annual Board evaluation of CEO performance.

✓  Annual certification of compliance with Code of Conduct and governance/ethics policies.

Tenure	✓ If not elected, directors are required to tender resignation to the Board for its consideration. ✓ Retirement policy that no director should stand for election or re-election at age 75.

Board Oversight
Strategy	✓ Board actively oversees and guides Alcoa’s strategic direction and long-term plans.
Risk	✓ Board regularly assesses and oversees Alcoa’s risk profile, exposures and mitigation strategies. ✓ Full Board is responsible for risk oversight and Board committees oversee certain key risks.
Succession Planning	✓ Board actively monitors Alcoa’s management succession and development plans.

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2023 PROXY STATEMENT

Proxy Statement Summary (continued)

Stockholder Rights and Access
Proxy Access	✓ Stockholders have the ability to nominate directors through proxy access.
Elections and Voting	✓ Annual elections of all directors with simple majority voting in uncontested director elections. ✓ No supermajority voting provisions. ✓ One share, one vote.
Special Meetings	✓ Stockholders representing at least 25% of outstanding shares are able to call special meetings.
Engagement	✓ Stockholder engagement program to understand investor perspectives. ✓ Stockholders have opportunities to engage with management, including at periodic investor conferences.
No poison pill	✓ Alcoa does not have a poison pill.

Stock and Compensation
Clawback Policy	✓ Clawback policies incorporated into incentive plans.
Hedging/Pledging	✓ Prohibition on short selling, hedging, or pledging Company securities by directors, executive officers and employees.
Stock Ownership	✓ Executive officers and directors are subject to robust stock ownership guidelines.

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2023 PROXY STATEMENT

Proxy Statement Summary (continued)

Corporate Responsibility

Our four core values—Act with Integrity, Operate with Excellence, Care for People, and Lead with Courage—shape the way that we pursue our strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably, and provide the foundation for our approach to corporate responsibility, including environmental, social and governance (“ESG”) matters. We strive to achieve these strategic priorities by taking steps to maintain our social license to operate in our communities, reduce risk exposure through our enterprise risk management programs, and improve profitability through product differentiation and innovation. Through our enterprise risk management process and our operations risk management process, we identify and evaluate a broad spectrum of risks across all aspects of our business. Using a multi-dimensional process, risks are evaluated, monitored, and prioritized based on the likelihood of an occurrence, level of impact, and mitigating factors.

Our approach to ESG-related programs and initiatives is developed by our management team, with the Board and its committees overseeing these programs and related risks. Alcoa monitors ESG risks and opportunities at the corporate level that are relevant to its stakeholders and the success of its business strategy and which are used as inputs to the Company’s enterprise risk management program. The Board maintains overall oversight of our risk management processes, and management reports regularly on specific risks. In particular, the Safety, Sustainability and Public Issues Committee of the Board provides guidance on matters relating to the Company’s corporate and social responsibility, safety and health, and social, and public issues. See “Corporate Governance—The Board’s Role in Risk Oversight” for more information. Presented below are some of the highlights of Alcoa’s corporate responsibility programs.

Initiatives
Third Party Certification of Operations

✓  Alcoa has earned Performance Standard certifications from the Aluminium Stewardship Initiative (ASI) for 17 of its operating locations.

✓  Alcoa has also earned ASI Chain of Custody certifications, which provide third-party validation of responsible production, sourcing, and stewardship of aluminum through its supply chain, for 14 of its operating locations.

Inclusion and Diversity

✓  Alcoa was named to the 2022 Bloomberg Gender-Equality Index based on its goal of working towards gender equality.

✓  Alcoa has formed numerous employee resource inclusion groups, including the Alcoa Women’s Network (AWN), Alcoans Working Actively for Racial-Ethnic Equality (AWARE), Employees at Alcoa for Gay, Lesbian, Bisexual and Transgender Equality (EAGLE), and Alcoans going Beyond Limiting Expectations (ABLE) that are designed to promote inclusion and diversity and allyship.

Ethics and Compliance

✓  Our Company-wide ethics and compliance program emphasizes the importance of integrity.

✓  Alcoa’s Code of Conduct and Ethics (“Code of Conduct”), Anti-Corruption Policy, and Human Rights Policy apply to Company directors, officers and employees.

Safety	✓ Our safety strategy centers on fatality and injury prevention, risk management, and safety leadership.
Health

✓  We have various programs and initiatives that are designed to (i) prevent future occupational disease through exposure controls, (ii) support personal health and well-being through our workplaces and culture, and (iii) promote operating in a manner that does not negatively impact the health of our communities.

Social Performance

✓  We have a social performance management system to help support effective engagement with communities, manage our social risks, focus on our social investment, and maintain our social license to operate at Alcoa-managed locations.

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2023 PROXY STATEMENT

Item 1 Election of 9 Director Nominees to Serve for One-Year Terms Expiring in 2024

The Board, upon the recommendation of the Governance and Nominating Committee, has nominated 9 individuals for election as directors at this year’s Annual Meeting to hold office until the conclusion of the 2024 Annual Meeting. Directors are elected on an annual basis each for one-year terms.

All of the nominees currently serve as directors on the Board and were elected to the Board by the stockholders at the 2022 Annual Meeting. Each director nominee has agreed to be named in this Proxy Statement.

We expect that each director nominee will be able to serve, if elected. If any director nominee is not able to serve, proxies may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

Majority Voting for Directors

Alcoa’s Amended and Restated Bylaws (“Bylaws”) provide that in uncontested elections, a majority of the votes cast at any meeting for the election of directors at which a quorum is present will elect directors. Accordingly, each director nominee will be elected if the number of votes cast “FOR” such director nominee exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election.

If an incumbent director nominee is not elected in an uncontested election and no successor has been elected at such meeting, the director must promptly tender his or her resignation to the Board. The Governance and Nominating Committee (excluding the director nominee, if applicable) then will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board, excluding the director nominee, will determine whether to accept the resignation and publicly disclose its decision in accordance with the Bylaws.

An election of directors is considered to be contested if there are more nominees for election than positions on the Board to be filled by election at the meeting of stockholders. In a contested election, the required vote is a plurality of votes cast. The election of directors at the Annual Meeting will be an uncontested election of directors.

Director Nominees

The Board has affirmatively determined that each of the director nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Minimum Qualifications for Director Nominees and Board Member Attributes”). The following pages include biographical information about each of the director nominees and their specific qualifications, skills, and attributes that have led the Board and the Governance and Nominating Committee to conclude that they should serve as directors on the Board. In addition, the Board has determined that each non-employee director nominee qualifies as independent under the New York Stock Exchange (“NYSE”) listing standards and the Company’s Director Independence Standards. See “Director Independence.”

Director Qualifications, Skills, and Attributes

Our director nominees have substantial leadership, management, and industry experience in various fields, including international business, government relations, finance, and social matters. The diversity of experience of our director nominees, illustrated in the skills matrix and director nominees’ biographies that follow, is brought to bear in Board deliberations, during which multiple perspectives are considered in developing dynamic strategies to achieve our strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably.

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The skills matrix below, which reflects directors’ experience obtained through employment and board service, is a summary, and therefore does not include all of the qualifications, attributes, and skills that each director nominee offers.

Director Qualifications, Attributes, and Skills
Leadership Experience. Significant leadership experience, including serving as a CEO, senior executive, division president or functional leader within a complex organization enhances the Board’s leadership role	∎	∎	∎	∎	∎	∎	∎	∎	∎
Industry/Manufacturing Expertise. Significant experience (at least 10 years) in the Company’s businesses or industry, including mining, refining, metals, and manufacturing, contributes to the Board’s practical understanding in defining and directing Company strategy			∎	∎	∎		∎
Operations. Experience overseeing complex operations or developing and implementing operational plans and business models contributes to the Board’s oversight of operational strategy	∎		∎	∎	∎	∎	∎
Global Business and Economics. Experience managing business internationally and significant exposure to markets, economies, and cultures outside the U.S. contributes to a diversity of perspectives in Board decision-making for its global operations	∎	∎	∎	∎	∎	∎	∎	∎	∎
Energy. Experience with policy, regulations, operations, or transactions relating to energy sources or technologies, or experience leading, managing, or advising energy or utility companies contributes, to the Board’s practical understanding of a key element of the business and operations	∎		∎		∎	∎		∎	∎
Financial Literacy. Knowledge of finance or financial reporting; experience with capital allocation, debt/capital market transactions, and/or mergers and acquisitions strengthen the Board’s oversight of financial reporting and controls and understanding of key financial drivers of the business	∎	∎	∎	∎	∎	∎	∎	∎	∎
Financial Expertise. Qualification as an “audit committee financial expert” under SEC rules (independent directors only)	∎	∎	∎	∎		∎	∎		∎
Risk Management. Experience in risk governance, including identifying, assessing, and managing key and emerging complex risks and implementing risk management frameworks and procedures strengthens the Board’s oversight of the significant risks facing our Company	∎	∎	∎	∎	∎	∎	∎	∎	∎
Cybersecurity Risk Oversight. Experience overseeing risks related to information technology and cybersecurity, including emerging cybersecurity developments, threats, and strategies, contributes to the Company‘s risk mitigation efforts	∎	∎	∎		∎	∎	∎		∎
Labor/Human Resources. Experience or strong understanding of management of labor relations, human resources, inclusion and diversity, and/or human capital management contributes to the Board’s practical understanding in Company decision-making and strategy, including regarding the attraction and retention of our workforce	∎		∎	∎	∎	∎	∎	∎	∎
Compensation. Experience with designing and administering executive compensation and broad-based incentive and benefit programs contributes to the Board’s role in long- and short-term compensation planning	∎			∎	∎	∎	∎	∎
Scientific Innovation/Technology. Technical, scientific, or engineering knowledge and/or experience implementing technology strategies strengthens the Board’s expertise in research and development, long-term planning, and strategy to support growth and competitive advantage	∎		∎	∎	∎		∎	∎

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Item 1 Election of 9 Director Nominees to Serve for One-Year Terms Expiring in 2024 (continued)

Director Qualifications, Attributes, and Skills
Government/Legal/Regulatory. Significant experience in government, legal or regulatory affairs or regulated industries, including as part of a business and/or through positions with government organizations and regulatory bodies, contributes to the Board’s understanding of the regulatory environment and working with government agencies	∎		∎		∎	∎		∎	∎
Environmental, Health and Safety (EHS). Significant experience managing or overseeing, or a strong understanding of, environmental and workplace safety and health risks, regulations, practices, and policies contributes to the Board’s oversight of EHS policies and risks	∎		∎	∎	∎		∎	∎	∎
Social/Community Engagement/Public Policy. Experience in social and community affairs, public policy matters, and/or corporate responsibility initiatives supports our goals to operate ethically, and with accountability and transparency	∎	∎	∎	∎	∎	∎	∎	∎	∎
Independent	∎	∎	∎	∎		∎	∎	∎	∎
Gender Diversity*		∎					∎	∎
Racial/Ethnic Diversity*									∎
Tenure	6	6	3	2	6	6	6	1	6

*	Based on director nominees’ self-identified diversity characteristics.

Director Diversity

As further described below, our director nominees represent a range of backgrounds and overall experience. The Board believes that the mix of directors should possess a diverse range of experiences, knowledge, skills, judgment, perspectives and characteristics (which may include diversity with respect to race, color, ethnicity, national origin, gender, sexual orientation, identity, and age), as such diversity contributes to the overall competencies and effectiveness of the Board by bringing multiple view points to Board deliberations and decisions. Of the 9 director nominees, 33% are women, 11% are racially/ethnically diverse (Latino), and 33% hold citizenship outside of the United States. The nine director nominees also represent a range of ages: under 50 (11%); 60-69 (78%); and 70-75 (11%), with an average age of 61.9.

In selecting a director nominee, the Governance and Nominating Committee focuses on skills, expertise, diversity and background that would complement the existing Board. The Board recognizes that the Company’s business and operations are diverse and global in nature. The Governance and Nominating Committee uses the skills matrix, the annual Board and committee evaluation process, and its corporate governance policies to guide and assist in its evaluation of the overall diversity of the Board.

Background information about the director nominees, including the business experience, individual skills, and qualifications that contribute to the Board’s effectiveness as a whole, are described on the following pages.

The Board of Directors recommends a vote “FOR” the election of each of the 9 director nominees to serve for one-year terms expiring in 2024.

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Steven W. Williams (Non-Executive Chairman of the Board) Director since: 2016 Age: 67 Committees: Not applicable

Career Highlights and Qualifications: Mr. Williams has served as Chairman of the Board since January 2021. Mr. Williams was the CEO and director of Suncor Energy Inc. (“Suncor Energy”), a Canadian integrated energy company, from 2012 until his retirement in 2019, and he served as President of Suncor Energy from 2011 to 2018. His career with Suncor Energy began in 2002 when he was appointed Executive Vice President, Corporate Development and Chief Financial Officer. He also served at Suncor Energy as Executive Vice President, Oil Sands, from 2003 to 2007 and as Chief Operating Officer, from 2007 to 2011. Mr. Williams has more than 40 years of international energy industry experience, including 18 years at Esso/Exxon.

Other Current Public Directorships: Enbridge Inc., a multinational pipeline and energy company.

Other Current Affiliations: Mr. Williams is a fellow of the Institution of Chemical Engineers and a member of the Institute of Directors. He is one of 12 founding chief executive officers of Canada’s Oil Sands Innovation Alliance, and a former member of both the advisory board of Canada’s Ecofiscal Commission and the Board of the Business Council of Canada.

Previous Public Directorships: TC Energy Corporation (2019-2021); Suncor Energy, Inc. (2012-2019)

Attributes and Skills: Mr. Williams has decades of experience in leadership positions at large, publicly traded energy companies. His expertise in the energy sector, with both operational and financial aspects, international perspective, and governance experience bring valuable insight and experience to the Board as we execute on our long-term strategy. Mr. Williams also has extensive experience with business leadership organizations and advising government organizations regarding businesses and the economy.

Mary Anne Citrino Director since: 2016 Age: 63 Committees: Audit; Governance and Nominating Committee (Chair)

Career Highlights and Qualifications: Ms. Citrino has served as Senior Advisor of The Blackstone Group, a multinational private equity, alternative asset management, and financial services corporation, since 2015, and was Senior Managing Director of Blackstone Advisory Partners L.P. (together with The Blackstone Group, “Blackstone”) from 2004 until 2015. At Blackstone, she has advised a broad range of clients, primarily in the consumer products industry. Before joining Blackstone, she spent more than 20 years advising clients at Morgan Stanley, including as a Managing Director.

Other Current Public Directorships: HP Inc., a multinational information technology company that develops personal computers, printers, related supplies, and 3D printing solutions.

Other Current Affiliations: Ms. Citrino serves on the boards of private companies Trilliant Food and Nutrition, LLC, a vertically integrated coffee manufacturer, InComm Inc., a provider of global prepaid and payment solutions, ZO Skin Health, a skincare company, and Spanx, Inc., an apparel retailer.

Previous Public Directorships: Ahold Delhaize (2016-2022); Barclays plc (2018-2020); Dollar Tree Inc. (2005-2018)

Attributes and Skills: Ms. Citrino’s more than 30-year career as an investment banker provides the Board with substantial knowledge regarding business strategy as well as financial and investment expertise, which is important to the Board and Alcoa as the Company pursues its strategic plans and executes on its strategic priority to Drive Returns. Ms. Citrino is an audit committee financial expert.

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Pasquale (Pat) Fiore Director since: 2020 Age: 62 Committees: Audit Committee; Safety, Sustainability and Public Issues Committee

Career Highlights and Qualifications: Mr. Fiore was Managing Director of Réseau express métropolitain, a light rail system under construction in Montreal from 2021 through February 2023. From 2020 to 2021, Mr. Fiore was a consultant for GNL Québec (“GNL”), a Québec-based project development, construction, and operations company; he previously served as GNL’s President from 2018 to 2020 and oversaw the development of a liquified natural gas facility. Prior to joining GNL, Mr. Fiore was a Major Project Sponsor for a multi-billion dollar smelter modernization project, then the Interim Chief Financial Officer, of the aluminum business of Rio Tinto, a metals and mining company, until his retirement in 2015. Mr. Fiore also served as the President and CEO of Rio Tinto Global Bauxite and Alumina business in Australia from 2010 to 2014 and was Chief Operating Officer of the Atlantic Bauxite and Alumina business from 2008 until 2010. Previously, he was a Global Practice Leader, Production, of Rio Tinto and developed and implemented best practice methodologies and metrics for asset management, fixed plant processing, and strategic mine planning across the global organization. From 1982 to 2006, Mr. Fiore held several positions at QIT-Fer et Titane, a Canadian mining company.

Other Current Public Directorships: None

Other Current Affiliations: Mr. Fiore serves on the board of Feedback, a private music streaming company. He has been a professional engineer in the Order of Professional Engineers of Québec since 1982.

Attributes and Skills: Mr. Fiore’s more than 35 years of experience in the global metals and mining industry, including his significant experience in managing global bauxite and alumina operations, contributes substantial industry knowledge to the Board and provides a valuable perspective on the operations and business strategy of a global and vertically integrated aluminum producer. Having served in a range of roles in his career, Mr. Fiore has significant leadership, industry, and global operational expertise. Mr. Fiore is an audit committee financial expert.

Thomas J. Gorman Director since: 2021 Age: 62 Committees: Compensation and Benefits Committee (Chair); Governance and Nominating Committee

Career Highlights and Qualifications: Mr. Gorman served as CEO of Brambles Ltd, an Australian-listed global supply chain logistics company, from 2009 until his retirement in 2017, having joined Brambles Ltd as President of Europe, Middle East, and Africa operations in 2008. Mr. Gorman served as the President of Ford Australia from 2004 to 2008 and oversaw the establishment of an Asia-Pacific engineering center of excellence in Australia. Mr. Gorman joined the Ford Motor Company in 1987 and held several senior executive positions over his 21-year career at Ford, including positions in Europe, North America, and Australia.

Other Current Public Directorships: Orora Limited, a packaging company (Australia); Sims Limited, a metal recycling company (Australia); Worley Limited, an engineering consulting company (Australia).

Other Current Affiliations: Mr. Gorman serves as Chairman of the Board of Trustees of the Maine Chapter of The Nature Conservancy and is a director of High Resolves, an Australian-based non-profit focused on global citizenship education.

Attributes and Skills: Mr. Gorman has over 30 years of international business, logistics, and manufacturing experience. His previous leadership positions and substantial knowledge of global business operations, including extensive experience in Australia, where Alcoa has significant operational assets, allow him to contribute valuable management, operational, financial, and strategic expertise to the Board. Mr. Gorman’s previous employment and board experience provide a unique perspective on global social and environmental matters.

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Roy C. Harvey Director since: 2016 Age: 49 Committees: Not applicable

Career Highlights and Qualifications: Mr. Harvey is the President and CEO of Alcoa. Mr. Harvey has served as CEO of Alcoa since 2016 and as President since 2017. From 2015 until November 1, 2016, the date of the separation of Alcoa from its former parent company, Alcoa Inc. (the “Separation”), Mr. Harvey was Executive Vice President of Alcoa Inc. and President of its Global Primary Products business. From 2014 to 2015, he was Executive Vice President, Human Resources and Environment, Health, Safety and Sustainability at Alcoa Inc. Mr. Harvey held a variety of operational and financial assignments across the U.S., Europe, and Latin America during his career at Alcoa Inc., predominantly in its upstream business. As the Chief Operating Officer for Global Primary Products from 2013 to 2014, he oversaw the day-to-day global operations of the mining, refining, smelting, casting, and energy businesses. Prior to that role, he was Chief Financial Officer for Global Primary Products from 2011 to 2013. Mr. Harvey was also Director of Investor Relations from 2010 to 2011 and Director of Corporate Treasury in 2010. Mr. Harvey joined Alcoa Inc. in 2002.

Other Current Public Directorships: None

Attributes and Skills: As the only management representative on the Board, Mr. Harvey’s leadership of, and extensive experience and familiarity with, Alcoa’s businesses provides the Board with valuable insight into the Company’s operations and strategic direction. His broad range of executive, operational, financial, and other roles have given him an in-depth and well-rounded understanding of the Company.

James A. Hughes Director since: 2016 Age: 60 Committees: Audit Committee; Safety, Sustainability and Public Issues Committee

Career Highlights and Qualifications: Mr. Hughes has served as a Managing Partner of EnCap Investments L.P. (“EnCap”), a private equity firm focusing on energy investments, since 2019. He formerly served as CEO and Managing Director of Prisma Energy Capital, a private entity focused on investments in energy storage, from December 2017 until its acquisition by EnCap. in 2019. He was the CEO and Director of First Solar, Inc. (“First Solar”), a leading global provider of comprehensive photovoltaic solar solutions from 2012 to 2016. Prior to joining First Solar, Mr. Hughes served, from 2007 until 2011, as CEO and Director of AEI Services LLC, a private company that owned and operated power distribution, generation, and transportation businesses in emerging markets worldwide. From 2004 to 2007, he engaged in principal investing that focused on micro-cap investments in North American distressed manufacturing assets. Previously, he served as President and Chief Operating Officer of Prisma Energy International and in various executive positions with Enron Corporation.

Other Current Public Directorships: TPI Composites, Inc., a manufacturer of wind blades for the wind energy market; PNM Resources, Inc., an electric utility holding company based in New Mexico.

Other Current Affiliations: Mr. Hughes is a former Chairman and former Director of the Los Angeles Branch of the Federal Reserve Bank of San Francisco. He is currently a member of the Energy Advisory Council of the Federal Reserve Bank of Dallas.

Attributes and Skills: Mr. Hughes’ extensive experience in the energy sector and previous leadership positions at large energy companies enable him to contribute valuable business, operational, and management expertise to the Board given the Company’s portfolio of energy assets. Mr. Hughes’ service on the board of the Los Angeles Branch of the Federal Reserve Bank of San Francisco also imparts significant financial expertise. Mr. Hughes is an audit committee financial expert.

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Carol L. Roberts Director since: 2016 Age: 63 Committees: Audit Committee (Chair); Compensation and Benefits Committee

Career Highlights and Qualifications: Ms. Roberts was Senior Vice President and Chief Financial Officer of International Paper Company (“IP”), a global leader in packaging and paper with global manufacturing operations, from 2011 until 2017 when she retired. Ms. Roberts has over 35 years of industrial manufacturing experience, having worked in multiple facilities and across various functions at IP. Before being named Chief Financial Officer in 2011, Ms. Roberts led IP’s largest business, the Industrial Packaging Group. Ms. Roberts also served as IP’s Vice President of People Development for three years, during which she developed human resources programs that had a major impact on IP’s talent posture and employee engagement. Ms. Roberts served in a variety of operational and technical roles since beginning her career with IP in 1981 as an associate engineer at the company’s Mobile, Alabama mill.

Other Current Public Directorships: V.F. Corporation, a global apparel and footwear company.

Other Current Affiliations: Ms. Roberts serves on the Board of Trustees for the University of Memphis and on the board of Divergent 3D, a private company, which utilizes cutting edge technology, including 3D printing, for vehicle manufacturing.

Attributes and Skills: Ms. Roberts’ career spans engineering, manufacturing, business management, human resources, and finance, bringing deep cross-functional knowledge and experiences to the Board. Her prior role as Chief Financial Officer of IP provides a strong foundation for valuable contributions to financial, accounting, and strategic matters. Ms. Roberts is an audit committee financial expert.

Jackson (Jackie) P. Roberts Director since: 2022 Age: 60 Committees: Compensation and Benefits; Safety, Sustainability and Public Issues

Career Highlights and Qualifications: Ms. Roberts has served as Senior Advisor of ESG matters to each of the investment firms Hunter Point Capital and Capitol Meridian Partners since 2021. Ms. Roberts also began serving as a Senior Advisor with The Climate Board, a climate strategy consulting company, in 2023. Ms. Roberts was the Chief Sustainability Officer of AppHarvest Inc., an applied technology company in Appalachia developing and operating high-tech indoor farms, from 2020 to 2022. Previously, Ms. Roberts held various executive roles at The Carlyle Group, a global diversified investment firm, including as Chief Sustainability Officer, from 2014 to 2020 and also as Managing Director from 2019 to 2020. Ms. Roberts previously held various positions over seventeen years at the Environmental Defense Fund (“EDF”), including as Senior Director. While at EDF, she was awarded the White House Presidential Environment and Conservation Challenge Award in 1991, which recognized her efforts to foster cooperative approaches to environmental needs. Ms. Roberts has also served as a senior faculty fellow at Harvard Business School. She began her career as an engineer for the U.S. Environmental Protection Agency.

Other Current Public Directorships: None

Other Current Affiliations: Ms. Roberts serves on the boards of PurposeBuilt Brands, LLC, The Conservation Innovation Fund, and the Arizona State University Global Institute of Sustainability. She serves on the Sustainability Advisory Council at American University’s Kogod School of Business and is a member of the Steering Committee for the Smart Surfaces Coalition.

Attributes and Skills: Ms. Roberts has significant experience in environmental, climate, and social matters, serving in various roles at both for- and non-profit entities. Ms. Roberts’ breadth of leadership and management experience in these matters deepens the Board’s understanding of investor and other stakeholder perspectives and challenges as the Company pursues its strategic priority to Advance Sustainably.

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Ernesto Zedillo Director since: 2016 Age: 71 Committees: Governance and Nominating Committee; Safety, Sustainability and Public Issues Committee (Chair)

Career Highlights and Qualifications: Dr. Zedillo has been a Professor at Yale University since 2002, first as the Director of the Yale Center for the Study of Globalization, and now as a Senior Fellow at the Jackson School of Global Affairs and Frederick Iseman ’74 Director of the Program for the Study of Globalization, Professor in the Fields of Economics and Political Science, and Professor Adjunct of Environmental Studies. He was a Distinguished Visiting Fellow at the London School of Economics in 2001. Dr. Zedillo was President of Mexico from 1994 to 2000. He served in the Federal Government of Mexico as Secretary of Education (1992-1993), Secretary of Economic Programming and the Budget and board member of various state-owned enterprises, including PEMEX, Mexico’s national oil company (1988-1992), and Undersecretary of the Budget (1987-1988). Prior to that time, Dr. Zedillo served as deputy manager of economic research and deputy director of the central bank of Mexico and was the founding General Director of the Trust Fund for the Coverage of Exchange Risks, a mechanism created to manage the rescheduling of the foreign debt of the country’s private sector that involved negotiations and complex financial operations with hundreds of firms and international banks. He also taught economics at the National Polytechnic Institute and El Colegio de Mexico.

Other Current Public Directorships: None

Other Current Affiliations: Dr. Zedillo belongs to the international advisory boards of Iberdrola, a multinational renewable energy company (Spain), and NTT Data (previously Everis), an information technology services and consulting company (Spain).

Previous Public Directorships: Citigroup Inc. (2010-2022); The Procter & Gamble Company (2001-2019); Promotora de Informaciones, S.A. (2010-2017)

Attributes and Skills: From his broad experience in government, international economics, and geopolitics, and his prior service as the President of Mexico, Dr. Zedillo brings international perspective and insight to matters such as government relations, global affairs, and economic, energy, political, social, and public issues in the various countries in which Alcoa operates.

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Item 1 Election of 9 Director Nominees to Serve for One-Year Terms Expiring in 2024 (continued)

Nominating Board Candidates—Procedures and Director Qualifications

Stockholder Recommendations for Director Nominees

The Governance and Nominating Committee (for purposes of this section, the “Committee”) will consider candidates for the Board recommended by stockholders. Any stockholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Alcoa Corporation, Governance and Nominating Committee, c/o Secretary, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858. The written submission should comply with all requirements set forth in the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and Bylaws. Such requirements include, without limitation, information that would be required to be disclosed in a proxy statement or other filings pursuant to Section 14 of the Exchange Act, a description of all direct and indirect compensation, and other arrangements between the proposed nominee and the nominating stockholder, and a completed questionnaire with respect to the background and qualification of the proposed nominee. The Committee will consider all candidates recommended by stockholders who comply with the foregoing procedures and satisfy the minimum qualifications for director nominees and Board member attributes (described below).

Advance Notice Director Nominations

The Bylaws provide that any stockholder entitled to vote at an annual stockholders’ meeting may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. To be timely, the stockholder must provide to Alcoa’s Secretary at the principal executive offices of the Company written notice of the stockholder’s intent to make such a nomination or nominations not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting, except as otherwise provided in the Bylaws. If the number of directors to be elected to the Board is increased by the Board and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a previously submitted timely notice will be considered timely with regard to nominees for any new positions created by such increase if delivered to Alcoa’s Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

If a stockholder intends to nominate directors for a special meeting of the Board at which directors will be elected, to be timely, the stockholder must provide written notice to Alcoa’s Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, a notice will be timely if received by the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

A stockholder nominating a director for election must provide the information regarding that nominee in the format required by the Bylaws, and otherwise comply with all applicable requirements in the Bylaws. Any such notice must be sent to our principal executive offices: Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary. For the 2024 Annual Meeting, such notice must be delivered to the Secretary not earlier than the close of business on January 6, 2024 and not later than the close of business on February 5, 2024.

Universal Proxy Rules for Director Nominations

In addition to satisfying the requirements under the Bylaws, stockholders who intend to solicit proxies in support of director nominees other than Alcoa’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Alcoa’s nominees) to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to Alcoa at its principal executive offices no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2024 Annual Meeting, no later than March 6, 2024). However, if the date of the 2024

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Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.

Proxy Access Director Nominations

In addition to the advance notice procedures, our Bylaws also include provisions permitting, subject to certain terms and conditions set forth therein, stockholders who have maintained continuous qualifying ownership of at least 3% of outstanding Alcoa common stock for at least three years to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office who will be included in our annual meeting proxy statement. Proxy access candidates and the stockholder nominators meeting the qualifications and requirements set forth in our Bylaws will be included in the Company’s proxy statement and ballot. To be timely, an eligible stockholder’s proxy access notice must be delivered to our principal executive offices, Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary, no earlier than 150 days and no later than 120 days before the one-year anniversary of the date that we commenced mailing of our definitive proxy statement (as stated in such proxy statement) for the immediately preceding annual meeting, except as otherwise provided in the Bylaws. For the 2024 Annual Meeting, such notice must be delivered to the Secretary no earlier than October 18, 2023 and no later than November 17, 2023.

Minimum Qualifications for Director Nominees and Board Member Attributes

The Committee is charged with determining the criteria, objectives, and procedures for selecting members of the Board. The Board membership criteria are set forth in the Company’s Corporate Governance Guidelines, and the Committee will consider such criteria in the context of the existing composition and needs of the Board and its committees.

Alcoa has adopted the following criteria for identification, evaluation, and selection of directors (which apply regardless of the nominator):

✓	Directors must have demonstrated the highest ethical behavior and must be committed to the Company’s values.
✓

Directors must be committed to seeking and balancing the legitimate long-term interests of all of the Company’s stockholders, as well as its other stakeholders, including its customers, employees, and the communities where the Company has an impact. Directors must not be beholden primarily to any special interest group or constituency.

✓

It is the objective of the Board that all non-management directors be independent. In addition, no director should have, or appear to have, a conflict of interest that would impair that director’s ability to make decisions consistently in a fair and balanced manner.

✓

Directors must be independent in thought and judgment. They must each have the ability to speak out on difficult subjects; to ask tough questions and demand accurate, honest answers; to constructively challenge management; and at the same time, act as an effective member of the team, engendering by his or her attitude an atmosphere of collegiality and trust.

✓	Each director must have demonstrated excellence in his or her area and must be able to deal effectively with crises and to provide advice and counsel to the CEO and his or her peers.
✓

Directors should have proven business acumen, serving or having served as a CEO, or other senior leadership role, in a significant, complex organization; or serving or having served in a significant policy-making or leadership position in a well-respected, nationally or internationally recognized educational institution, not-for-profit organization, or governmental entity; or having achieved a widely recognized position of leadership in the director’s field of endeavor, which adds substantial value to the oversight of material issues related to the Company’s business.

✓

Directors must be committed to understanding the Company and its industry; to regularly preparing for, attending and actively participating in meetings of the Board and its committees; and to confirming that existing and future individual commitments will not materially interfere with the director’s obligations to the Company. The number of other board memberships, in light of the demands of a director nominee’s principal occupation, should be considered, as well as travel demands for meeting attendance.

✓

Directors must understand the legal responsibilities of board service and fiduciary obligations. All members of the Board should be financially literate, as determined by the Board in its business judgment, and have a sound understanding of

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business strategy, business environment, corporate governance and board operations. At least one member of the Board must satisfy the requirements of an “audit committee financial expert,” as determined by the Board in its business judgment.

✓

Directors must be self-confident and willing and able to assume leadership and collaborative roles as needed. They need to demonstrate maturity, valuing Board and team performance over individual performance and respect for others and their views.

✓	New director nominees should be able to and committed to serve as a member of the Board for an extended period of time.
✓

In selecting a director nominee, the Committee will consider each candidate’s diversity of experiences, knowledge, skills, judgment, perspectives, and characteristics that would complement the existing Board as a whole, recognizing that the Company’s businesses and operations are diverse and global in nature. When identifying candidates for Board membership, the Committee shall consider, and shall request that any search firm it engages include, qualified women and racially/ethnically diverse persons in the initial pool from which director nominees are chosen. However, a director nominee will not be specifically chosen nor excluded solely or largely based on any single attribute or characteristic.

✓	Directors should have reputations, both personal and professional, consistent with the Company’s image and reputation.

Process for Identification and Evaluation of Director Candidates

Candidates for nomination to the Board may be suggested by current directors, management, stockholders, or a third-party search firm engaged to assist with director recruitment. When the Committee engages a third-party search firm, it generally provides the third-party search firm with guidance as to the skills, experience, and qualifications that the Committee is seeking in potential candidates, and the search firm identifies candidates for the Committee’s consideration.

The process to determine director nominees for election to the Board is based upon the recommendations of the Committee, which is responsible for selecting directors to recommend to the Board for election by the stockholders and for recommending qualified individuals to fill vacancies between stockholder meetings. In 2020, we revised our Corporate Governance Guidelines in connection with the Board’s adoption of a form of the “Rooney Rule” with respect to the identification of candidates for election as directors. Pursuant to such policy, the Committee considers, and requests that any search firm it engages include, qualified women and racially/ethnically diverse persons in the initial pool from which director nominees are chosen. The Committee assesses the effectiveness of this policy as part of its regular review of the Company’s Corporate Governance Guidelines and by monitoring changes in the Board’s composition and diversity mix along a variety of dimensions over time.

The Committee will make a preliminary review of a prospective candidate’s background, career experience, and qualifications based on available information. As described above, in considering potential candidates for Board membership, among other factors, the Committee considers whether an individual’s diversity characteristics would complement the existing Board as a whole. If a consensus is reached by the Committee that a particular candidate would likely contribute positively to the Board’s mix of skills and experiences, the Committee will conduct interviews with the candidate and may invite other Board members or senior Alcoa executives to interview the candidate to assess the candidate’s overall qualifications. The Committee will consider the candidate against the criteria it has adopted in the context of the Board’s then current composition and the needs of the Board and its committees, and make a recommendation to the Board as to whether the candidate should be nominated for election.

This evaluation procedure is the same for all candidates, including director candidates identified by stockholders.

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Item 1 Election of 9 Director Nominees to Serve for One-Year Terms Expiring in 2024 (continued)

Non-Employee Director Compensation Program

Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, as well as to recognize the substantial time and effort necessary to exercise oversight of a complex global organization like Alcoa and fulfill the other responsibilities required of our directors.

Consistent with its charter, the Governance and Nominating Committee (for purposes of this section, the “Committee”) reviews director compensation periodically and recommends changes to the Board as it deems appropriate. In September 2022, the Committee reviewed our non-employee director compensation program based on a comparative market analysis prepared by Pay Governance LLC (“Pay Governance”), the independent compensation consultant utilized by the Compensation and Benefits Committee, of Alcoa’s program relative to non-employee director compensation programs of companies in our CEO compensation benchmarking peer group (as set forth in the “Compensation Discussion and Analysis” section of this Proxy Statement), which showed that the Alcoa program’s total annual retainer was lower than the peer group and industry medians. Considering Pay Governance’s findings and upon the recommendation of the Committee, the Board subsequently determined to (i) increase the amount of the annual equity award component of our non-employee director compensation program from $150,000 per year to $160,000 per year and (ii) increase the amount of the annual cash retainer component of our non-employee director compensation program from $120,000 per year to $130,000 per year, each effective as of September 28, 2022. No other changes were made to our non-employee director compensation program as a result of this review.

The table below sets forth the components of our non-employee director compensation program. Mr. Harvey, our sole employee director, does not receive additional compensation for his Board service.

Annual Compensation Element	Amount

Equity Award for Non-Employee Directors	$160,000	(1)

Cash Retainer for Non-Employee Directors(2)	$130,000

Additional Annual Cash Fees (as applicable)(2)

Non-Executive Chairman Fee	$150,000

Audit Committee Chair Fee (includes Audit Committee Member Fee)	$27,500

Audit Committee Member Fee	$11,000

Compensation and Benefits Committee Chair Fee	$20,000

Other Committee Chair Fee	$16,500
(1)

The annual equity award is granted following each annual meeting of stockholders in the form of restricted share units, which generally will vest after one year in accordance with the Alcoa Corporation Non-Employee Director Compensation Policy. Vested restricted share units will be settled in stock in a lump sum or installments following termination of service on the Board, in accordance with the elections made by non-employee directors. In accordance with the described change to the non-employee director compensation program effective September 2022, each non-employee director received a grant of restricted share units equal to $10,000 on September 28, 2022, which will vest concurrently with the May 2022 equity awards.

(2)

Each non-employee director may elect to defer all or part of his or her cash compensation pursuant to the Alcoa Corporation 2016 Deferred Fee Plan for Directors, as amended (the “Deferred Fee Plan”). Directors may elect to defer their cash compensation into various investment options or into restricted share units that are fully vested at grant. Deferred cash amounts are paid in cash either in a lump sum or installments following termination of service on the Board, in accordance with the elections made by non-employee directors. Cash fees that are deferred into restricted share units will be settled in stock in a lump sum or installments following termination of service on the Board, in accordance with the elections made by non-employee directors.

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Item 1 Election of 9 Director Nominees to Serve for One-Year Terms Expiring in 2024 (continued)

2022 Director Compensation

The following table sets forth the total compensation of the Company’s non-employee directors for the year ended December 31, 2022.

Name(1)	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	Total ($)

Steven W. Williams	$280,000	$160,004	$440,004

Mary Anne Citrino	$153,723	$160,004	$313,727

Pasquale Fiore	$141,000	$160,004	$301,004

Thomas J. Gorman	$135,598	$160,004	$295,602

James A. Hughes	$141,000	$160,004	$301,004

James E. Nevels(2)	$101,196	$149,999	$251,195

Carol L. Roberts	$157,500	$160,004	$317,504

Jackson P. Roberts(2)	$88,791	$160,004	$248,795

Suzanne Sitherwood(2)	$45,346	$0	$45,346

Ernesto Zedillo	$146,500	$160,004	$306,504
(1)

Mr. Harvey is a member of the Board and President and CEO of Alcoa, and his compensation for fiscal year 2022 is reported in the Summary Compensation Table (“SCT”) and other tables and sections of this proxy statement. Mr. Harvey did not receive any additional compensation for his service on the Board.

(2)	In the case of each of Mses. J. Roberts and Sitherwood and Mr. Nevels, the fees included in the table reflect their respective periods of service on Alcoa’s Board during calendar year 2022.
(3)

This column reflects the cash fees earned by directors for Board and committee service to Alcoa from January 1, 2022 through December 31, 2022, whether or not such fees were deferred. In 2022, Mr. Williams deferred his cash fees in the amount of $279,886 into restricted share units.

(4)

This column reflects the aggregate grant date fair value, determined in accordance with the Financial Accounting Standard Board’s Accounting Standards Codification 718, Compensation—Stock Compensation (“ASC Topic 718”), excluding the effect of forfeitures, of the restricted share unit awards granted by Alcoa on May 9, 2022 and September 28, 2022. A discussion of the relevant assumptions is set forth in Note N to the Consolidated Financial Statements in Part II, Item 8 of the 2022 Form 10-K. In connection with Mr. Nevels’ resignation from the Board, he forfeited the restricted share unit award granted to him on May 9, 2022. As of December 31, 2022, each non-employee director serving at such time (Messrs. Williams, Fiore, Gorman, and Hughes, Dr. Zedillo and Mses. Citrino, C. Roberts, and J. Roberts) held 3,051 unvested restricted share units. The Company does not pay fractional shares; any fractional share amounts are paid in cash.

Stock Ownership Guideline for Non-Employee Directors

To further align the interests of non-employee directors with the long-term interests of our stockholders, non-employee directors are required to own, until retirement from the Board, at least $750,000 of our common stock, including restricted share units. Cash-settled deferred share units relating to Alcoa common stock (acquired at Separation for certain directors’ service on the board of directors of Alcoa Inc. pursuant to the Deferred Fee Plan) are counted for purposes of meeting the stock ownership guideline. Whether non-employee directors hold shares of Alcoa common stock, restricted share units, or deferred share units, they have the same economic interest in the performance of the Company, which further aligns the directors’ interests with those of our stockholders. Non-employee directors invest at least 50% of their annual compensation in Alcoa stock (or stock equivalents), and they are required to do so until they satisfy the director stock ownership guideline and must maintain that investment until they retire from the Board. It is the opinion of the Board that this policy reinforces a focus on long-term stockholder value.

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Item 1 Election of 9 Director Nominees to Serve for One-Year Terms Expiring in 2024 (continued)

The following table shows the value of each current non-employee director’s holdings in Alcoa common stock, restricted share units, and deferred share units as of January 1, 2023, based on the average closing price per share of our common stock on the NYSE for all active trading days in December 2022, in accordance with stock ownership guideline for non-employee directors.

Non-Employee Directors(1)	Value of Alcoa Stock, Restricted Share Units and Deferred Share Units

Steven W. Williams	$3,209,291

Mary Anne Citrino	$1,824,405

Pasquale Fiore	$1,099,808

Thomas J. Gorman(1)	$305,525

James A. Hughes	$1,686,130

Carol L. Roberts	$2,304,425

Jackson P. Roberts(1)	$139,004

Ernesto Zedillo	$3,754,873
(1)	Mr. Gorman joined the Board in May 2021 and Ms. J. Roberts joined the Board in May 2022.

Prohibitions against Short Sales, Hedging, Margin Accounts, and Pledging

The Company’s Insider Trading Policy prohibits directors, executive officers, and employees from engaging in short selling, hedging, or pledging transactions with respect to our securities. See “What We Don’t Do” in the “Compensation Discussion and Analysis” section of this Proxy Statement for additional information regarding our no hedging and no pledging policies.

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Corporate Governance

The Board has adopted a number of policies to support our values and good corporate governance, which are central to the success of our business and in advancing stockholder interests.

Corporate Governance Documents

The following governance documents are available on our website, www.alcoa.com, under “Investors—Governance—Governance Documents.”

•	Certificate of Incorporation and Bylaws
•	Committee Charters
•	Corporate Governance Guidelines (which include the Director Independence Standards)
•	Code of Conduct

Paper copies of the documents listed above can be obtained by writing to Alcoa Corporation, Attention: Secretary, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which are designed to assist the Board in the exercise of its duties and responsibilities to the Company. They reflect the Board’s commitment to monitor the effectiveness of decision-making at the Board and management levels with a view to achieving Alcoa’s strategic objectives. They are subject to modification by the Board at any time.

Code of Conduct

The Company’s Code of Conduct applies equally to all employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), and directors of the Company, its subsidiaries and entities it controls. We conduct annual surveys regarding compliance with the Code of Conduct.

Only the Audit Committee can amend or grant waivers from the provisions of the Code of Conduct, and any such amendments or waivers applicable to directors and officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) will be disclosed promptly on our website, www.alcoa.com. No waivers have been granted to date.

The Company provides Code of Conduct training for employees. Salaried employees complete the training online and shop floor employees receive the training in organized group sessions. The training is focused on the Company’s policies and procedures, and provides information on how to ask questions and raise concerns through the Company’s Integrity Line and other resources.

Board Information

Director Independence

Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the independence requirements pursuant to the listing standards of the NYSE, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards include a list of categories of material relationships affecting the determination of a director’s independence. In making such determinations, the Board also considers transactions, relationships and arrangements between each director or director

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2023 PROXY STATEMENT

Corporate Governance (continued)

nominee (or an immediate family member of the director or director nominee) and the Company and management. Any relationship that falls below a threshold set forth in the Director Independence Standards, or is not otherwise listed in the Director Independence Standards or the NYSE listing standards, and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship.

The Board has affirmatively determined that each of the current directors (Messrs. Williams, Fiore, Gorman, and Hughes, Dr. Zedillo and Mses. Citrino, C. Roberts, and J. Roberts), other than Mr. Harvey, are independent. Mr. Harvey is employed by the Company and therefore does not meet the independence standards set forth in the NYSE listing standards and our Director Independence Standards. The Board also affirmatively determined that Ms. Sitherwood and Mr. Nevels were independent under the NYSE listing standards prior to their departures from the Board on May 5, 2022 and September 20, 2022, respectively. In the course of making its determination regarding independence, the Board did not find any material relationships that would impair any director’s independence, other than Mr. Harvey’s employment.

Board Leadership Structure

The Company’s current Board leadership structure provides for a non-executive Chairman of the Board who is appointed by the independent directors of the Board. Steven W. Williams has served as the Company’s independent, non-executive Chairman of the Board since January 1, 2021. The Board believes this current structure of separating the roles of Chairman and CEO, which structure has been in place since the Company’s launch in 2016, allows for better alignment of corporate governance (including the risk oversight responsibilities of the Board) with the interests of stockholders in protecting the Company’s long-term enterprise value. The Board also believes that this structure allows our CEO to focus on operating and actively managing the Company and the Chairman to provide guidance and oversight. With independent members of the Board serving as chairpersons and members of our Board committees, this leadership structure further enables the Board to provide independent oversight of material risks affecting the Company that are within the purview of such committees as further described under “The Board’s Role in Risk Oversight.”

Our Corporate Governance Guidelines provide that the Chairman has the following responsibilities, unless otherwise designated by the Board: call and chair all meetings of the Board, including executive sessions of the independent directors; chair the annual stockholders meeting; ensure that he or she is available for consultation and direct communication with major stockholders or joint venture partners, as appropriate; oversee Board governance, including approval of meeting agendas and meeting schedules to assure that all agenda items are adequately addressed; ensure personal availability for consultation and communication with independent directors; call special meetings of the independent directors, as the Chairman may deem appropriate; and provide guidance and communication to the CEO in matters of strategic importance. The Chairman facilitates communications between the Board and management and may engage with other stakeholders as the Chairman may deem appropriate.

Executive Sessions of Non-Management Directors

The non-management directors meet in regularly-scheduled executive sessions without the presence of management. The non-executive Chairman of the Board (currently Mr. Williams) chairs these sessions.

Meetings, Attendance and Committee Composition

The Board met 7 times in 2022. In 2022, each director attended at least 75% of the meetings of the Board and the committees on which he or she served (held during the period in which the director served) and actual director attendance at meetings of the Board and committees on which they served (held during the period in which the director served) averaged approximately 96%. Under Alcoa’s Corporate Governance Guidelines, all directors are expected to attend annual meetings of stockholders, and all directors serving at the time of the 2022 Annual Meeting attended the 2022 Annual Meeting.

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Corporate Governance (continued)

The following table sets forth the Board committees and the current members of each of the committees as of the date hereof:

Directors	Audit	Compensation and Benefits	Governance and Nominating	Safety, Sustainability and Public Issues

Mary Anne Citrino*	✓		Chair

Pasquale Fiore*	✓			✓

Thomas J. Gorman*		Chair	✓

Roy C. Harvey(1)

James A. Hughes*	✓			✓

Carol L. Roberts*	Chair	✓

Jackson P. Roberts*		✓		✓

Steven W. Williams*(2)

Ernesto Zedillo*			✓	Chair

2022 Meetings	7	5	5	5
*	Independent Director
(1)

As a management director, Mr. Harvey attends each Board meeting and is invited to attend each committee meeting, except to the extent the Board or committee requests to meet without him present or the Board or committee is meeting in executive session of independent directors.

(2)	As non-executive Chairman of the Board, Mr. Williams chairs each Board meeting and is invited to attend each committee meeting.

Director Overboarding Policy

As described in our Corporate Governance Guidelines, the Board has established an overboarding policy so that a director’s service on other public company boards does not impair the director’s ability to effectively serve on our Board. To that end, the Board believes that (i) directors who also serve as executive officers of public companies should not serve on more than one public company board in addition to the Company’s Board; (ii) other directors should not serve on more than three other public company boards in addition to the Company’s Board; and (iii) Audit Committee members should not serve on the audit committees of more than three public companies (including the Company’s Audit Committee).

Board, Committee and Individual Director Annual Self-Evaluation Process

The Governance and Nominating Committee developed and oversees the formal annual, multi-faceted process to assess the performance and effectiveness of the full Board, the operations of its committees, and the contributions of individual directors. The self-evaluation process is designed to solicit robust feedback regarding the Board and individual directors and to promote the compliance, continuous improvement, and accountability of our Board.

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Corporate Governance (continued)

Director-to-Director Interviews:

The evaluation process is overseen by our independent Chairman and includes individual interviews conducted by:

•	the Chairman, with individual directors and the General Counsel present, regarding the functioning of the Board and each committee, and director peer performance;
•	the committee chairs with their members regarding the functioning of each committee; and
•	the Chair of the Governance and Nominating Committee with each director regarding the performance of the Chairman.

Feedback:

A summary of results identifying any themes, issues, and specific feedback that emerge from individual interviews are discussed in Board and committee executive sessions, and individual director feedback is communicated by the Chairman as appropriate.

Ongoing Evaluation Actions:

In addition to the formal annual Board, committee and individual director self-evaluation process described above, our ongoing corporate governance evaluation process incorporates:

•	periodic input from committee chairs, the CEO and senior management on topical agendas;
•	regular executive sessions without management present;
•	review of the appropriateness of a director’s continued service following a substantial change in principal occupation;
•

review of potential conflicts and overboarding concerns following a director’s request to serve on the governance and/or advisory board of other corporations or entities including non-profit or charitable organizations;

•	consideration of individual director performance when evaluating directors for possible re-nomination to the Board;
•	an annual review of committee charters, Corporate Governance Guidelines, and other Board policies; and
•	an annual review of the formal Board, committee and individual director self-evaluation process.

Retirement Policy and Board Refreshment

Our Corporate Governance Guidelines provide that no director should stand for election or re-election to the Board if the director has reached age 75 before the date of election or will reach age 75 during the term for which the director is being considered for nomination, unless the Governance and Nominating Committee determines that such director’s continued service is in the Company’s interests (the “Retirement Policy”). Since the time of our formation as a standalone company, we have had directors retire in accordance with the Retirement Policy and, when necessary and appropriate, the Board has also added new directors, resulting in Board refreshment over time.

Committees of the Board

There are four standing committees of the Board. The Board has adopted written charters for each committee, which are reviewed on an annual basis and are available on our website at www.alcoa.com under “Investors—Governance—Governance Documents.”

Each of the Audit, Compensation and Benefits, Governance and Nominating, and Safety, Sustainability and Public Issues Committees consists solely of directors who have been determined by the Board to be independent in accordance with SEC regulations, NYSE listing standards, and the Company’s Director Independence Standards (including the heightened

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2023 PROXY STATEMENT

Corporate Governance (continued)

independence standards and considerations for members of the Audit and Compensation and Benefits Committees). The responsibilities of each committee include the following:

COMMITTEE	RESPONSIBILITIES
Audit Committee

•   Overseeing the integrity of the financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors.

•   Appointing the independent auditor and evaluating its qualifications, independence, and performance.

•   Reviewing the performance and adequacy of the internal audit function.

•   Pre-approving all audit and non-audit services to be provided by the independent auditor.

•   Overseeing the Company’s compliance with legal, ethical, and regulatory requirements.

•   Approving the Audit Committee Report for inclusion in the Proxy Statement.

•   Discussing with management and the auditors the Company’s policies with respect to risk assessment and risk management, including major financial risk exposures and risks related to cybersecurity.

Each member of the Audit Committee is financially literate, and the Board has determined that each of Mses. Citrino and C. Roberts, and Messrs. Fiore and Hughes qualifies as an “audit committee financial expert” under applicable SEC rules and is independent in accordance with SEC rules, NYSE listing standards, and the Company’s Director Independence Standards.

Compensation and Benefits Committee

•   Establishing the CEO’s compensation based upon an evaluation of performance in light of approved goals and objectives.

•   Reviewing and approving the compensation of the Company’s other officers.

•   Overseeing the administration of the Company’s incentive compensation and equity-based plans.

•   Reviewing strategies related to human capital management, including talent acquisition and retention.

•   Approving the Compensation Discussion and Analysis and the Compensation Committee Report for inclusion in the Proxy Statement.

•   Having the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement (see “Compensation Consultant”).

The Compensation and Benefits Committee may form subcommittees and delegate its authority to such subcommittees and officers of the Company when appropriate (including committees of management) and has delegated authority to a management employee benefits committee to administer certain broad-based employee benefit plans and to the CEO to determine and approve IC and LTI awards for non-officer employees of the Company as prescribed by the Compensation and Benefits Committee. Officers do not determine the amount or form of executive or director compensation, although the CEO and other officers provide recommendations to the Compensation and Benefits Committee regarding compensation changes and incentive compensation for officers who are their direct reports. For more information on the responsibilities and activities of the Compensation and Benefits Committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.

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Corporate Governance (continued)

COMMITTEE	RESPONSIBILITIES
Governance and Nominating Committee

•   Identifying individuals qualified to become Board members and recommending them to the full Board for consideration, including evaluating all potential candidates, whether initially recommended by management, other Board members, or stockholders.

•   Making recommendations to the Board regarding director committee assignments.

•   Developing, recommending, and annually reviewing and assessing the Company’s Corporate Governance Guidelines and overseeing other corporate governance matters.

•   Reviewing, approving, and overseeing related person transactions in accordance with the Company’s policy on such transactions.

•   Coordinating an annual performance self-evaluation of the Board and its committees.

•   Periodically reviewing and making recommendations to the Board regarding director compensation.

Safety, Sustainability and Public Issues Committee

•   Providing guidance on matters relating to the Company’s corporate and social responsibility, including, but not limited to, safety and health, good corporate citizenship, environmental sustainability, and social issues.

•   Considering, and bringing to the attention of the Board, as appropriate, current and emerging safety and health, environmental and sustainability, social, and political trends and major global legislative and regulatory developments or other government relations, trade, or public policy issues.

•   Advising on significant public policy issues and stakeholder concerns, and developments affecting the Company’s corporate reputation.

•   Overseeing Alcoa’s policies and practices relating to its political activities, inclusion and diversity, and charitable activities and contributions.

The Board’s Role in Risk Oversight

The Board is actively engaged in overseeing and reviewing the Company’s strategic direction and objectives, taking into account (among other considerations) Alcoa’s risk profile and exposures. It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility for the processes established to report and monitor systems for material risks applicable to the Company. The Board regularly reviews Alcoa’s enterprise risk management process and key risk exposures, and considers the prioritization of risks.

The Board, as a whole, has responsibility for risk oversight, including succession planning relating to the Chief Executive Officer and risks relating to the competitive landscape, strategy, business conditions, and capital requirements. The committees of the Board also oversee Alcoa’s risk profile and exposure relating to matters within the scope of their authority and regularly report to the Board regarding risk oversight in their areas of responsibility. The Chairman may require that the Board further consider certain risk matters.

The Audit Committee regularly discusses the Company’s risk profile, risk management, and exposure (and Alcoa’s policies relating to the same) with management, the internal auditors, and the independent auditor. Such discussions include the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. The Audit Committee also oversees Alcoa’s risks relating to cybersecurity. The Audit Committee and the full Board receive regular updates regarding the state of the Company’s cybersecurity program, cybersecurity developments and emerging threats, and the Company’s strategy to mitigate cybersecurity risks, which includes regular vulnerability assessments and employee training on cybersecurity matters.

The Compensation and Benefits Committee considers risks related to human capital management such as the attraction and retention of talent and the design of compensation programs and incentive arrangements. The Compensation and Benefits Committee periodically reviews Alcoa’s incentive structure to avoid encouraging material risk-taking through financial incentives. Based on these determinations, the Company believes that it is not reasonably likely that Alcoa’s compensation and benefit plans incentivize undue risk or create risks that are reasonably likely to have a material adverse effect on us. See “What We Do” in the “Compensation Discussion and Analysis” section of this Proxy Statement.

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Corporate Governance (continued)

The Governance and Nominating Committee considers risks related to corporate governance and oversees succession planning for the Board, the structure, function, and composition of the Board, and the appropriate assignment of directors to the Board committees for risk oversight and other areas of responsibilities.

The Safety, Sustainability and Public Issues Committee considers risks related to the Company’s reputation, and risks relating to safety and health, public policy, environmental sustainability, and social issues.

The Company believes that the Board’s leadership structure supports its role in effective oversight of risk management. There is open communication between management and directors, and all directors are actively involved in the risk oversight function.

Stockholder Engagement and Responsiveness

Routine and consistent investor outreach is fundamental to our commitment to engagement, communication, and transparency with our stockholders. We communicate with our stockholders through various methods, all of which are designed to keep stockholders apprised of the Company’s business as well as provide opportunities for feedback. Throughout the year, we participate in numerous investor conferences and make efforts to meet with as many stockholders as possible, to solicit feedback and provide our Board and management insight into the issues that are most important to our stockholders. We proactively and regularly reach out to our largest institutional stockholders, representing nearly 50% of our outstanding shares.

At the 2022 Annual Meeting, an advisory stockholder proposal requesting that the Board take the steps necessary to reduce the ownership threshold for stockholders to call a special meeting did not pass and received the support of approximately 38% of shares represented at the 2022 Annual Meeting and entitled to vote. The Governance and Nominating Committee and the Board believe that Alcoa’s current ownership threshold required for stockholders to call a special meeting is appropriate for the Company and that the Company’s corporate governance policies promote accountability and provide stockholders with a meaningful ability to voice their opinions, such that implementing this proposal is unnecessary and unwarranted. The 2022 Annual Meeting voting results reflect that the holders of a majority of shares represented at the 2022 Annual Meeting and entitled to vote support the Company’s current governance practices.

Communications with Directors

The Board welcomes input and suggestions. Stockholders and other interested parties wishing to contact the Chairman, individual directors, or the non-management directors as a group may do so by sending a written communication to the attention of the Chairman c/o Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858.

To communicate issues or complaints regarding questionable accounting, internal accounting controls, or auditing matters, send a written communication to the Audit Committee c/o Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858. Alternatively, you may place an anonymous, confidential, toll free call in the United States to Alcoa’s Integrity Line at 1-800-346-7319. You may also make reports by internet, email, or standard mail. For a listing of internet, email, and mailing addresses, and of Integrity Line telephone numbers outside the United States, go to www.alcoa.com “Company—What We Believe—Ethics and Compliance—Integrity Line.” See also www.alcoa.com “Investors—Governance—Contact Directors.”

Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors, as appropriate, depending upon the facts and circumstances outlined in the communication. The Corporate Secretary’s Office will submit to the Board or to any individual director or directors all communications received, excluding only those items that are not related to Board duties and responsibilities, such as: junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.

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Corporate Governance (continued)

Related Person Transactions

Review, Approval, and Oversight of Transactions with Related Persons

The Company has a written Related Person Transaction Policy that governs the review, approval, and oversight of transactions between the Company and related persons. The policy applies to any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) Alcoa or a subsidiary, partnership, joint venture or other business association that is effectively controlled by Alcoa directly or indirectly was, is, or will be a participant and the amount involved exceeds $120,000 and (ii) a related person had, has, or will have a direct or indirect material interest; except those transactions, arrangements or relationships that would not be required to be disclosed pursuant to SEC rules after considering the materiality thresholds and exceptions to disclosure set forth in Item 404 of Regulation S-K. A related person means (i) any person who is, or at any time since the beginning of Alcoa’s last fiscal year was, a director or executive officer of Alcoa or a director nominee, (ii) any stockholder known to Alcoa to be the beneficial owner of more than 5% of any class of Alcoa’s voting securities, (iii) any immediate family member of the foregoing persons, or (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position, or in which such person has more than a 10% beneficial ownership interest.

Under the policy, it is the responsibility of the Governance and Nominating Committee (for the purpose of this section, the “Committee”) to conduct a reasonable prior review of and oversee related person transactions for potential conflicts of interest, and approve, ratify, revise or reject related person transactions in accordance with the policy. Management is responsible for determining whether a proposed transaction is a related person transaction requiring review by the Committee under the policy (including whether the related person has a material interest), based on a review of all facts and circumstances, including information provided to management. Upon determination by management that a transaction is a related person transaction requiring review by the Committee, the material facts respecting the transaction and the related person’s interest in such transaction are reported to the Committee. If management determines that it is unreasonable or impractical to wait until the next Committee meeting to review a proposed related person transaction, the chairperson of the Committee may review and approve the related person transaction in accordance with the policy. Any such approval must be reported to and ratified by the Committee at the next regularly scheduled Committee meeting.

When reviewing proposed related person transactions, the Committee or the chairperson (as the case may be) will consider all of the relevant factors, including, but not limited to (if and to the extent applicable): the impact on a director’s or director nominee’s independence in the event that the related person is a director, a director nominee, an immediate family member of a director or a director nominee, or an entity in which a director or a director nominee is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; required disclosures; the dollar value of the transaction; the relative benefits to be obtained and obligations to be incurred by the Company; whether the terms of the transaction are comparable to those available to third parties; and whether the related person transaction is, overall, not inconsistent with the interests of the Company. The Committee will prohibit a related person transaction if it determines it to be inconsistent with the interests of Alcoa and its stockholders.

If Alcoa becomes aware of a related person transaction that has not been the subject of a reasonable prior review and approval by the Committee under the policy, the matter shall be reviewed by the Committee as promptly as practicable. The Committee shall consider all of the relevant facts and circumstances respecting such related person transaction, and shall evaluate all options available to the Company, including ratification, revision or termination of such related person transaction, and shall take such course of action as the Committee deems appropriate under the circumstances.

If a related person transaction will be ongoing, the Committee is responsible for overseeing such related person transaction and may establish guidelines for Alcoa’s management team to follow in its ongoing dealings with the related person. Thereafter, the Committee, on at least an annual. basis, will review and assess ongoing relationships with the related person to confirm that they are in compliance with the Committee’s guidelines and that the related person transaction remains appropriate.

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2023 PROXY STATEMENT

Corporate Governance (continued)

Transactions with Related Persons in 2022

Louis Langlois, the spouse of Tammi A. Jones, the Company’s Executive Vice President and Chief Human Resources Officer, is employed by the Company. During 2022, he served as a Director of Strategy for the Company from January-February 2022 and was appointed to serve as the Company’s Treasurer beginning March 1, 2022, for which he was paid total annual cash and equity compensation of approximately $456,000, which amount was determined and approved by the Compensation and Benefits Committee in February 2022 and is consistent with the compensation provided to other similarly-situated employees. Mr. Langlois is also eligible to participate in Company benefit plans that are available to other employees in similar positions and locations. Ms. Jones recused herself from compensation recommendations and decisions relating to Mr. Langlois. This related person transaction was reviewed and approved in accordance with our Related Person Transaction Approval Policy.

Management Succession Planning

As described in our Corporate Governance Guidelines, the paramount duty of the Board is to select a CEO and to oversee the CEO and other senior management in the competent and ethical operation of the Company. The Compensation and Benefits Committee, under the guidance of the Board, is responsible for overseeing the performance of the CEO on an annual basis.

The Board is responsible for identifying, and periodically updating, the qualities and characteristics necessary for an effective CEO of the Company. With these principles in mind, the Board periodically monitors and reviews the development and progression of potential internal candidates against these standards. Advance planning for contingencies such as the departure, death or disability of the CEO or other senior executives is necessary so that, in the event of an untimely vacancy, the Company has in place a succession plan that addresses a potential emergency or the retirement of the CEO to facilitate the transition to both interim and longer-term leadership.

The Chief Executive Officer and the Chief Human Resources Officer periodically review with the full Board short-term and long-term succession planning for the development, retention and replacement of executive talent including readiness to take on additional leadership roles. This review includes a discussion about development plans for members of senior management to help prepare them for future succession.

Compensation Matters

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.

Compensation Consultant

The Compensation and Benefits Committee directly retained an independent consultant, Pay Governance, in 2022. Pay Governance provided advice during 2022 as requested by the Compensation and Benefits Committee on the amount and form of certain executive compensation components, including, among other items, advising on executive compensation market practices, trends and developments, insights on executive compensation, benchmarking data, and an analysis and review of the compensation arrangements for executives. See “What We Do” in the “Compensation Discussion and Analysis” section of this Proxy Statement. Pay Governance also provided advice to the Governance and Nominating Committee regarding non-employee director compensation and comparative market information and practices as described under “Non-Employee Director Compensation Program.”

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2023 PROXY STATEMENT

Corporate Governance (continued)

The Compensation and Benefits Committee performed its annual assessment of the consultant’s independence and found no conflict of interest. In its assessment, the Compensation and Benefits Committee considered, among other matters: that Pay Governance provides no other services to the Company (other than to the Compensation and Benefits and Governance and Nominating Committees); the amount of fees received from the Company by Pay Governance as a percentage of Pay Governance’s total revenue; the policies and procedures that Pay Governance has in place to prevent conflicts of interest; any business or personal relationships between the consultants at Pay Governance performing consulting services and any Compensation and Benefits Committee members or any executive officer; and any ownership of Company stock by the consultants. In addition to information provided by Pay Governance, the Company utilized broad-based comparative compensation survey data from Willis Towers Watson, which survey data was not customized for the Company (other than to remove insurance and financial service companies), in order to assist the Company with its general understanding as to whether its compensation programs were competitive with the market.

Recovery of Incentive Compensation

The Alcoa Corporation 2016 Stock Incentive Plan, as amended and restated (the “2016 Stock Incentive Plan”), and the Annual Cash Incentive Compensation Plan, as amended and restated (the “Annual Incentive Plan”), each provide that if the Board learns of (i) any violation of the Company’s Code of Conduct or similar codes and/or policies that results in significant financial or reputational harm or impact to the Company, as determined in the Board’s sole discretion, then the Board will, to the full extent permitted by governing law, effect the full or partial cancellation and recovery of awards previously granted to a former or current executive officer or (ii) any misconduct by a current or former executive officer that contributed to the Company having to restate all or a portion of its financial statements, then the Board will, to the full extent permitted by governing law, in all appropriate cases, effect the cancellation and recovery of any awards previously granted to such executive officer if: (A) the amount of the awards was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, (B) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and (C) the amount of the awards had the financial results been properly reported would have been lower than the amount actually awarded.

Furthermore, all awards (including awards that have already vested) are subject to the terms and conditions, if applicable, of any other recoupment policy adopted by the Company from time to time or any recoupment requirement imposed under applicable laws, rules, regulations, or stock exchange listing standards.

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2023 PROXY STATEMENT

Beneficial Ownership

Stock Ownership of Certain Beneficial Owners

The following table sets forth the number and percentage of shares of our common stock beneficially owned as of March 1, 2023 (unless otherwise noted) by persons we know to be the beneficial owners of more than 5% of the outstanding shares of our common stock, as reported by such stockholders to the SEC.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)		Percent of Class(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	Common Stock	22,267,957	(2)	12.49%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	17,806,700	(3)	9.98%
(1)	Percentages are based on 178,349,345 shares of Alcoa common stock outstanding as of March 1, 2023.
(2)

Based solely on information contained in a Schedule 13G/A filed by BlackRock, Inc. on January 30, 2023. BlackRock, Inc. and certain affiliated entities reported aggregate beneficial ownership of 22,267,957 shares, with sole power to vote 20,748,459 shares, sole power to dispose of 22,267,957 shares, shared power to vote zero shares, and shared power to dispose of zero shares.

(3)

Based solely on information contained in a Schedule 13G/A filed by The Vanguard Group on February 10, 2023. The Vanguard Group reported aggregate beneficial ownership of 17,806,700 shares, with sole power to vote zero shares, sole power to dispose of 17,557,363 shares, shared power to vote 131,240 shares, and shared power to dispose of 249,337 shares.

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2023 PROXY STATEMENT

Beneficial Ownership (continued)

Stock Ownership of Directors and Executive Officers

The following table shows the ownership of Alcoa common stock, as of March 1, 2023, by each current director, each director nominee, the NEOs, and all directors and executive officers (serving as of such date) as a group. Executive officers and directors are subject to stock ownership guidelines. Please see “Compensation Discussion and Analysis” for a discussion of executive stock ownership guidelines and “Stock Ownership Guideline for Non-Employee Directors” for a discussion of the non-employee director stock ownership guideline.

Name of Beneficial Owner	Total Beneficial Ownership(2)	Percentage of Class Beneficially Owned	Additional Underlying Stock Units(3)	Total

Directors

Steven W. Williams	68,928	*	3,051	71,979

Mary Anne Citrino	36,993	*	3,051	40,044

Pasquale (Pat) Fiore	21,089	*	3,051	24,140

Thomas J. Gorman	3,655	*	3,051	6,706

James A. Hughes	33,958	*	3,051	37,009

Carol L. Roberts	33,958	*	16,622	50,580

Jackson (Jackie) P. Roberts	0	*	3,051	3,051

Ernesto Zedillo	37,361	*	44,785	82,146

Named Executive Officers

Roy C. Harvey(1)	648,390	*	302,640	951,030

William F. Oplinger	19,308	*	76,656	95,964

John D. Slaven(1)	54,669	*	18,032	72,701

Jeffrey D. Heeter	0	*	37,840	37,840

Kelly R. Thomas	250	*	15,000	15,250

All Directors, Nominees, and Executive Officers as a Group (17 individuals)	1,015,140	*	667,711	1,682,851
*	Indicates that the percentage of beneficial ownership does not exceed 1%, based on 178,349,345 shares of Company common stock outstanding as of March 1, 2023.
(1)	Mr. Harvey also is a director of the Company. Mr. Slaven left the Company effective February 1, 2023.
(2)

This column shows beneficial ownership of Company common stock as calculated under SEC rules. This column includes vested share units held by non-employee directors that are payable upon separation from service from the Board. This column includes, for executive officers, share equivalent units held in the Company’s retirement savings plan that confer voting rights through the plan trustee with respect to shares of Company common stock as follows: Mr. Harvey, 890 and Mr. Oplinger, 538. This column also includes shares of Company common stock that may be acquired under employee stock options that are exercisable as of March 1, 2023 or will become exercisable within 60 days thereafter as follows: Mr. Oplinger, 18,770 and all executive officers as a group, 18,770. Non-employee directors do not have Company stock options. This column does not include performance-based restricted share units or time-based restricted share units granted to the executive officers that will not or could not be earned and/or paid within 60 days of March 1, 2023.

(3)

For executive officers and non-employee directors, respectively, this column includes deferred share units held under the deferred compensation plan for executives and deferred share units (acquired at Separation due to certain directors’ service on the board of our former parent company) pursuant to the Deferred Fee Plan. Deferred share units are payable in cash and do not have voting rights. For non-employee directors, this column includes unvested restricted share units, which have time-based vesting and are payable following a director’s separation from service from the Board, pursuant to the terms of the Company’s Non-Employee Director Compensation Policy. For executive officers, this column includes unvested time-based awards of restricted share units that will not or could not be earned and/or paid within 60 days of

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2023 PROXY STATEMENT

Beneficial Ownership (continued)

March 1, 2023. For executive officers, this column does not include performance-based restricted share units, which, in addition to service-based vesting criteria, have performance-based criteria that render the total amount of shares ultimately issuable indeterminable until such awards are deemed earned and payable by the Compensation and Benefits Committee after the end of the applicable performance period.

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2023 PROXY STATEMENT

Item 2 Ratification of the Appointment of

PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2023

Under its charter, the Audit Committee of the Board has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation, and termination of the independent registered public accounting firm (the “independent auditor”) retained to audit the Company’s financial statements.

The Audit Committee evaluated the qualifications, performance, and independence of the Company’s independent auditor, and based on its evaluation, has appointed PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2023. PricewaterhouseCoopers LLP has served as the Company’s independent auditor since 2015. The independent auditor has unrestricted access to the Audit Committee to discuss audit findings and other financial matters. The Audit Committee believes that PricewaterhouseCoopers LLP is knowledgeable about the Company’s operations and accounting practices. The Audit Committee and the Board believe that the retention of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders.

The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PricewaterhouseCoopers LLP. The Audit Committee considers whether the services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of the Company’s independent auditor. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee is involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent auditor.

Although we are not required to seek stockholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor, we are doing so as a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will reconsider the selection of PricewaterhouseCoopers LLP. Even if the appointment is ratified, the Audit Committee may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines such a change would be in the best interests of the Company and our stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote “FOR” Item 2, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2023.

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2023 PROXY STATEMENT

Item 2 Ratification of the Appointment of PricewaterhouseCoopers LLC as the Company’s Independent Auditor for 2023 (continued)

Audit Committee Report

In accordance with its charter, the Audit Committee of the Board is responsible for assisting the Board to fulfill its oversight of:

•	the integrity of the Company’s financial statements and internal controls,
•	the Company’s compliance with legal and regulatory requirements,
•	the independent auditor’s qualifications and independence, and
•	the performance of the Company’s internal audit function and independent auditor.

It is the responsibility of Alcoa’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.

PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2022 (the independent auditor), is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (“GAAP”) and/or other applicable principles, and for attesting to the effectiveness of the Company’s internal control over financial reporting. The independent auditor also reviews the Company’s interim financial statements in accordance with applicable auditing standards.

In evaluating the independence of PricewaterhouseCoopers LLP, the Audit Committee has (i) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the audit firm’s communications with the Audit Committee concerning independence, (ii) discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and management, and (iii) considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the auditors’ independence. In addition, the Audit Committee assures that the lead audit partner is rotated at least every five years in accordance with SEC and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.

The Audit Committee has reviewed with the independent auditor and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee regularly monitors the progress of both in assessing the Company’s compliance with Section 404 of the Sarbanes-Oxley Act, including their findings, required resources, and progress to date.

At every regular meeting, the Audit Committee meets separately with each of the independent auditor and the chief internal audit executive, with and without management present, to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer, the Controller, the General Counsel, and the Chief Ethics and Compliance Officer.

The Audit Committee has met and discussed with management and the independent auditor the fair and complete presentation of the Company’s audited financial statements. The Audit Committee has also discussed and reviewed with the independent auditor all matters required to be discussed under the applicable requirements of the PCAOB and the SEC. The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditor.

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC. In addition, the Audit Committee has approved, subject to stockholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2023.

The Audit Committee

Carol L. Roberts, Chair

Mary Anne Citrino

Pasquale Fiore

James A. Hughes

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2023 PROXY STATEMENT

Item 2 Ratification of the Appointment of PricewaterhouseCoopers LLC as the Company’s Independent Auditor for 2023 (continued)

Audit Committee Pre-Approval Policy

The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax, and other services, and for pre-approval of fee levels for such services. These procedures require that the terms and fees for the annual audit service engagement be approved by the Audit Committee. The Audit Committee is required to pre-approve all of the services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under the policy require specific pre-approval by the Audit Committee before the service is provided. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of generally pre-approved services, based on subsequent determinations. Under the policy, the Audit Committee has delegated limited pre-approval authority to the Chair of the Audit Committee with any pre-approval decisions reported to the Audit Committee at its next scheduled meeting. All services set forth in the following table for both 2022 and 2021 were pre-approved by the Audit Committee before being rendered.

Auditor Fees

The following table shows fees for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2022 and December 31, 2021 (in thousands).

	2022	2021

Audit Fees	$7,595	$8,040

Audit-Related Fees	$380	$307

Tax Fees	$46	$52

All Other Fees	$45	$27

Total	$8,066	$8,426

Audit Fees for 2022 and 2021 consisted of fees related to the annual integrated audit of the Company’s consolidated financial statements and review of the interim financial statements, and for statutory audits and for 2021 includes fees relating to comfort letters.

Audit-Related Fees for 2022 and 2021 consisted of fees relating to agreed-upon procedures for regulatory and compliance requirements, and for due diligence work relating to divestitures, and for 2021 includes fees relating to audits of employee benefit plans.

Tax Fees for 2022 and 2021 consisted of fees relating to international tax compliance work.

All Other Fees for 2022 and 2021 consisted of fees relating to captive insurance company procedures and for subscription to PricewaterhouseCoopers’ online resource.

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2023 PROXY STATEMENT

Item 3 Approval, on an Advisory Basis, of the Company’s 2022 Named Executive Officer Compensation

As required by Section 14A of the Exchange Act, the Board is asking you to approve, on an advisory basis, the executive compensation programs and policies and the resulting 2022 compensation of the NEOs listed in the “Summary Compensation Table” in this Proxy Statement, commonly referred to as the “Say-on-Pay” vote. At the 2017 Annual Meeting, the Company’s first annual meeting, stockholders voted to hold an advisory “Say-on-Pay” vote on an annual basis. Accordingly, Alcoa submitted an advisory vote on our executive compensation program to our stockholders at each annual meeting. Subject to this year’s stockholder vote on the frequency of the advisory vote to approve the Company’s NEO compensation (Item 4), the Company anticipates continuing to hold an advisory “Say-on-Pay” vote on an annual basis (with the next one occurring in 2024).

The Say-on-Pay vote is advisory; therefore, the result will not be binding on the Company, the Board, or the Compensation and Benefits Committee, and it will not affect, limit or augment any existing compensation or awards. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.

You should read the “Compensation Discussion and Analysis” section and the compensation tables in determining whether to approve this proposal. The Board recommends that the stockholders approve the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.

The Board of Directors recommends a vote “FOR” Item 3, the approval, on an advisory basis, of the Company’s 2022 named executive officer compensation.

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2023 PROXY STATEMENT

Item 4 Approval, on an Advisory Basis, of the Frequency of the Advisory Vote to Approve the Company’s Named Executive Officer Compensation

In addition to providing stockholders with the opportunity to cast a “Say-on-Pay” advisory vote on the compensation of our NEOs, this year stockholders also have the opportunity to indicate how frequently we should seek an advisory vote on the compensation of our NEOs in the future, as required by Section 14A of the Exchange Act. This non-binding advisory vote, which must be held at least once every six years, is commonly referred to as a “Say-on-Frequency” vote. Under this proposal, our stockholders may indicate whether they would prefer to have an advisory vote to approve the Company’s NEO compensation every one year, every two years, or every three years.

The Company’s last Say-on-Frequency vote occurred at our 2017 Annual Meeting. At that meeting, in accordance with the Board’s recommendation, our stockholders voted in favor of holding advisory votes to approve the Company’s NEO compensation every one year, and we have held an advisory vote on an annual basis since that time. It is expected that the next Say-on-Frequency vote will occur at our 2029 Annual Meeting.

The Compensation and Benefits Committee and the Board continue to believe that the advisory vote to approve the Company’s NEO compensation should be conducted every one year because this frequency will enable our stockholders to vote, on an advisory basis, on the most recent NEO compensation information that is presented in our Proxy Statement, leading to more meaningful and timely communication between the Company and our stockholders on our NEO compensation philosophy, policies, and programs.

Stockholders are not voting to approve or disapprove the Board’s recommendation. Instead, you may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal: “1 year,” “2 years,” “3 years,” or “abstain.”

For the reasons discussed above, we are asking our stockholders to vote for a frequency of “1 year.”

The Say-on-Frequency vote is advisory; therefore, the result will not be binding on the Company, the Board, or the Compensation and Benefits Committee. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering the frequency of future advisory votes on compensation of our NEOs, and expects to be guided by the voting option that receives the greatest number of votes, even if that alternative does not receive a majority vote.

The Board recommends that the stockholders approve the following resolution:

RESOLVED, that the advisory vote relating to compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, shall be conducted every 1 YEAR.

The Board of Directors recommends a vote for “1 YEAR” on Item 4,

the approval, on an advisory basis, of the frequency of the advisory vote to approve the Company’s named executive officer compensation.

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2023 PROXY STATEMENT

Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes Alcoa’s executive compensation philosophy and the pay programs applicable to the below-referenced NEOs in 2022. The fundamental objectives of our executive compensation program are to align pay with performance, retain talent, and drive stockholder value through programs and practices that incorporate sound policies and best practices. The compensation programs described below have been developed and are overseen by the Company’s Compensation and Benefits Committee (for purposes of this section, the “Compensation Committee” or the “Committee”) to promote the achievement of these objectives.

The 2022 NEOs are comprised of our President and CEO, Chief Financial Officer (“CFO”), and the next three most highly compensated executive officers of Alcoa (other than the CEO and CFO) at December 31, 2022. Our 2022 NEOs and their respective positions with the Company as of December 31, 2022 are set forth below:

•	Roy C. Harvey, President and CEO
•	William F. Oplinger, Executive Vice President and CFO
•	John D. Slaven, Executive Vice President and Chief Operations Officer
•	Jeffrey D. Heeter, Executive Vice President and General Counsel
•	Kelly R. Thomas, Executive Vice President and Chief Commercial Officer

Mr. Oplinger served as Executive Vice President and CFO through January 31, 2023. Effective February 1, 2023, Mr. Oplinger assumed the position of Executive Vice President and Chief Operations Officer, and Molly S. Beerman assumed the position of Executive Vice President and CFO. Mr. Slaven served as Executive Vice President and Chief Operations Officer until his departure from the Company, effective February 1, 2023. Please see “Other Compensation Plans and Arrangements of Alcoa—Other Officer Arrangements” for further discussion.

This CD&A is organized as follows: (i) 2022 Overview; (ii) Executive Compensation Philosophy; (iii) Executive Compensation Policies and Practices; (iv) 2022 Say-on-Pay Vote; (v) Executive Compensation Process and 2022 Executive Compensation; (vi) Other Compensation Plans and Arrangements of Alcoa; and (vii) Double-Trigger Termination and Change in Control Terms in Annual Incentive and LTI Awards.

2022 Overview

In 2021 and early 2022, the Committee reviewed the Company’s executive compensation and pay-for-performance practices with the goals of motivating our executive leadership team and increasing stockholder value, while mitigating unnecessary risk within our pay programs. This evaluation resulted in the following with respect to our 2022 compensation, which is generally consistent with our 2021 executive compensation program:

•	Continued review of our NEO compensation elements against those used in the applicable peer groups.
•

Approved an annual IC plan that included a continued focus on operating performance, safety, and inclusion and diversity metrics, as further described in the “Executive Compensation Process and 2022 Executive Compensation” section of this CD&A.

•	Maintained an equity mix of 60% performance-based restricted share units (“PRSUs”) (at target) and 40% time-based restricted share units (“RSUs”).
•

PRSUs granted in 2022 have a three-year cumulative performance period of January 1, 2022 to December 31, 2024 and can be earned based on three metrics weighted as follows: (i) Total Shareholder Return (relative to the S&P Metals and Mining Select Industry Index) (“Relative TSR”) (35%), (ii) Return on Equity (“ROE”) three-year average (“Average ROE”) (35%), and (iii) Carbon Intensity (30%). Each of the metrics is further described under “2022 Equity Awards: PRSUs and RSUs.”

In 2022, despite a strong first half of the year, the Company faced challenges in the second half of the year, including high costs for raw materials and energy and lower sequential alumina and aluminum pricing. As a result, overall performance

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2023 PROXY STATEMENT

Executive Compensation | Compensation Discussion and Analysis | 2022 Overview (continued)

under the 2022 IC plan (the “IC Plan”) was achieved at 60.0% of target. Our PRSUs for the January 1, 2020 – December 31, 2022 period achieved an overall above target payout of 178.8%, based on above target performance with respect to all of the following metrics: Relative TSR, ROE Improvement, Proportional Net Debt, and reductions to Carbon Intensity.

Executive Compensation Philosophy

Our executive compensation philosophy is based on four guiding principles to drive pay-for-performance and alignment of our compensation program with the interests of our stockholders:

(1)	Motivational: Our executive compensation plans are intended to be highly motivational, retentive, and critical to executive recruiting.
(2)

Targeted at Median: Total compensation (base salary, IC, and LTI) is generally targeted at median of the peer group, with cash and equity incentive opportunities that aim to motivate and reward exceptional performance if goals are achieved at higher than target levels.

(3)	Equity-Dominant and Aligned with Stockholders: Equity is the most significant portion of total compensation for NEOs in order to align the interests of NEOs with the stockholders.
(4)

Diversified Metrics: IC and LTI metrics are varied and focus management’s actions on Alcoa’s strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably, and on achieving the greatest positive impact on financial performance without creating undue risk.

For 2022, the Committee used its experience and business judgment to determine the appropriate compensation metrics, targets, and awards for our executive officers, including the NEOs. As part of this determination, the Committee assessed numerous factors including:

•	Individual contributions and overall corporate performance;
•	Market positioning, based on peer group data, targeting the market median;
•	Complexity and importance of each NEO’s role and his or her related responsibilities;
•	Aggressiveness of the performance targets;
•	Unanticipated events impacting financial results;
•	Retention of key individuals in a competitive talent market; and
•	Leadership and growth potential.

Our executive compensation philosophy is reviewed and refined annually by the Committee to align with our strategic priorities, corporate values, business needs, stockholder value, and peer group practices.

Executive Compensation Policies and Practices

What We Do

Pay-for-Performance. We believe in a “pay-for-performance” philosophy that links executive compensation to the Company’s measured performance in key financial and non-financial areas and the long-term interests of stockholders. For purposes of short-term compensation, the Company evaluated performance against rigorous business metrics selected to incentivize performance, including Adjusted EBITDA Excluding Special Items—Non-Normalized, Free Cash Flow—Normalized, Segment Production Performance, Safety, and Inclusion and Diversity. With respect to LTI awards granted in 2022, the Committee selected metrics in support of our long-term strategy, including Relative TSR, Average ROE, and Carbon Intensity. Each LTI metric is measured over a three-year period, and each is further described in this CD&A.

Consider Peer Groups in Establishing Compensation. To help determine 2022 total direct compensation for our NEOs, the Committee developed and approved the use of two separate peer groups: one group for our CEO and CFO (the “CEO Peer Group”), which consists of 16 companies (and also is used as a secondary peer group for our other NEOs), and a second group, consisting of over 170 companies, for our other NEOs (the “Non-CEO Peer Group”), which provides for a more robust benchmark. During 2022, the Committee reviewed the continued appropriateness of our peer groups.

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The CEO Peer Group is determined primarily based upon Global Industry Classification Standards, revenue, and market capitalization. The Non-CEO Peer Group is determined primarily based upon the same revenue criteria as the CEO Peer Group and is limited to companies who also participated in the Willis Towers Watson Executive Compensation Survey, excluding financial services and insurance companies. We believe that using this larger peer group creates more stability in the data, as outside of the CEO and CFO, the position of each NEO varies by organization and may change from year-to-year. The 2022 component companies for the CEO Peer Group are listed below.

Air Products and Chemicals, Inc.	Cleveland-Cliffs Inc.	Commercial Metals Company	Eastman Chemical Company
Ecolab Inc.	Freeport-McMoRan Inc.	Huntsman Corporation	International Paper Company
Newmont Corporation	Nucor Corporation	PPG Industries, Inc.	Reliance Steel & Aluminum Co.
Steel Dynamics, Inc.	United States Steel Corporation	The Sherwin-Williams Company	WestRock Company

Review Tally Sheets. For 2022, the Committee utilized and reviewed tally sheets that summarized various elements of historic and current compensation for the CEO and other NEOs, which helped the Committee synthesize the various components of the 2022 executive compensation program. This information included compensation opportunities, actual compensation, and historical awards.

Maintain Robust Stock Ownership Guidelines. Alcoa maintains stock ownership requirements that align the interests of management with those of stockholders by requiring executives to hold substantial equity in Alcoa until retirement. Our stock ownership guidelines require that the CEO and each of the other NEOs retain equity equal in value to a multiple of their base salary, as shown below. These guidelines reinforce management’s focus on long-term stockholder value and their commitment to Alcoa by requiring a meaningful level of ownership for all NEOs. As of December 31, 2022, all NEOs had satisfied their respective stock ownership guidelines, with the exception of Ms. Thomas, who joined the Company in February 2022. As noted in the Stock Ownership Guidelines Calculation below, stock ownership is measured as of year-end and is impacted by stock performance over the month of December. Until stock ownership requirements are met, each NEO is required to retain 50% of any shares acquired upon the vesting of restricted share units/restricted stock (time- or performance-based) or upon the exercise of stock options. For purposes of satisfying this requirement, “shares” include shares of Alcoa common stock owned outright by the NEO, stock equivalents in the Alcoa Retirement Savings Plan or Deferred Compensation Plan, and unvested time-based RSUs. The Committee continues to monitor each NEO’s progression and achievement of their respective stock ownership requirements.

Name	Stock Ownership as a Multiple of Salary	Status as of December 31, 2022
Roy C. Harvey	6X	Exceeds
William F. Oplinger	3X	Exceeds
John D. Slaven	2X	Exceeds
Jeffrey D. Heeter	2X	Exceeds
Kelly R. Thomas	2X	Below

Stock Ownership Guidelines Calculation

Salary as of 12/31	X	Stock Ownership Multiple	÷	Alcoa’s Average Closing Price per Share for the Month of December	=	Shares Required for Stock Ownership Guidelines

Equity Award Grant Practices Promote Transparency and Consistency. Alcoa’s practice has been to grant equity awards on the same general timeline each year, with awards based on the closing market price per share of Alcoa stock on the grant date.

Clawback Policies Incorporated into Incentive Plans. Alcoa’s Annual Incentive Plan and 2016 Stock Incentive Plan each contain “clawback” provisions regarding recoupment of compensation. Specifically, if the Board learns of (i) any violation of the Company’s Code of Conduct or similar codes and/or policies that results in significant financial or reputational harm to Alcoa, as determined in the Board’s discretion, then the Board will, to the fullest extent permitted by governing law, effect the full or partial cancellation and recovery of awards previously granted to any current or former executive officer or (ii) any misconduct by any current or former executive officer that contributed to the Company having to restate all or a portion of its

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financial statements, then the Board will, to the full extent permitted by governing law, in all appropriate cases, effect the cancellation and recovery of awards previously granted to the executive officer if: (A) the amount of the award was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, (B) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and (C) the amount of the award had the financial results been properly reported would have been lower than the amount actually awarded.

Double-Trigger Equity Vesting in the Event of a Change in Control. “Double-trigger” vesting generally means that if outstanding awards under the 2016 Stock Incentive Plan are replaced by the acquirer or a related entity in a change in control of Alcoa, those replacement awards will not immediately vest (i.e., on a “single trigger” basis). Vesting would accelerate only if the participant is also terminated without “cause” or resigns for “good reason” (as those terms are defined in the Alcoa Corporation Amended and Restated Change in Control Severance Plan (the “CIC Severance Plan”)) within 24 months following or three months preceding the change in control. Performance-based stock awards will be converted to time-vested stock awards upon a change in control and, similarly, would be subject to the same double-trigger vesting provisions.

Limitations in Executive Severance Agreements. The executive severance agreements limit aggregate cash payouts to 2.99 times base salary plus incentive bonus (in a non-change in control scenario).

Pay Competitive Salaries. The Committee reviewed and set the 2022 salaries of its executive officers, including the NEOs, after consideration of the median of the relevant peer group for their respective positions, individual responsibilities, previous salary changes, experience, and other factors.

Provide Appropriate Benefits. Our NEOs participate in the same benefit plans as our salaried employees. We provide retirement and benefit plans to senior executives for the same reasons as for other employees—to provide a competitive compensation package that offers an opportunity for retirement, savings, and health and welfare benefits. Retirement plans for senior executives generally pay the same formula amount as retirement plans for salaried employees.

Maintain a Conservative Compensation Risk Profile. We review our compensation risk profile on an annual basis. The Committee periodically evaluates the risk profile of our compensation programs when establishing policies and upon approving IC and LTI plan designs. Additionally, the Board annually considers risks related to compensation in its oversight of enterprise risk management. These evaluations include a consideration of the ways in which we believe compensation risk is effectively managed or mitigated, including as follows:

•	the use of corporate-wide metrics encourages cooperation between business segments by focusing on the same goals;
•	the application of operational metrics as necessary to further link compensation to the performance of our core businesses;
•	the mix between short-term and long-term incentives, and balance between cash and equity programs;
•	caps on both the individual plan metrics and the overall incentives;
•	use of multiple financial and non-financial performance measures in our incentive plans;
•	discretion retained by the Committee to adjust awards;
•	stock ownership guidelines requiring the holding of substantial equity in Alcoa;
•	clawback policies applicable to all forms of IC and LTI compensation;
•	prohibitions on short selling, hedging and pledging in the insider trading policy; and
•	balancing grants of PRSUs and RSUs under the LTI plan.

Retain an Independent Compensation Consultant. In 2022, the Committee directly retained an independent compensation consultant, Pay Governance, that provided advice as requested by the Committee on the amount and form of certain executive compensation, including, among other items, executive compensation best practices, market trends and developments, insights concerning say-on-pay, and analysis and review of Alcoa’s compensation plans for executives. The independent consultant also provided consulting services to the Governance and Nominating Committee regarding non-employee director compensation. The independent consultant did not provide any services to Alcoa other than the services provided directly to the Board committees.

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What We Don’t Do

No Employment Contracts. We do not have employment contracts with any of our NEOs that guarantee employment.

No Short Selling, Hedging, or Pledging of Alcoa Stock. Directors, officers, and employees are prohibited from engaging in short selling, hedging, or pledging transactions with respect to our securities. Short sales of Alcoa securities (i.e., sales of securities that are not then owned) and derivative or speculative transactions, including puts and calls, in Alcoa securities by our directors, officers, and employees are prohibited. In addition, no director, officer or employee or any designee of such director, officer, or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions that hedge or offset, or that are designed to hedge or offset, any decrease in the market value of Alcoa securities. Directors and officers are also prohibited from holding Alcoa securities in margin accounts and from pledging Alcoa securities as collateral.

No Excise Tax Gross-Ups for Participants in the CIC Severance Plan. The CIC Severance Plan provides that no excise or other tax gross-ups will be paid, and that severance benefits will be available only upon termination of employment for “good reason” by an officer or without cause by Alcoa. For a discussion of the CIC Severance Plan, see “Other Compensation Plans and Arrangements of Alcoa” and “Potential Payments Upon Termination or Change in Control.”

Limited Perquisites. Consistent with our executive compensation philosophy, we limit the perquisites provided to executive officers to business-related relocation and international assignments that serve reasonable business purposes.

Limited Tax Gross-Ups Reserved for Certain Critical Business-Related Purposes. Alcoa does not provide our NEOs with tax gross-ups or reimbursements on perquisites, other than in limited circumstances for business-related relocation and international assignments which are deemed to be in the best interests of the Company to retain our executive talent and are consistent with market practice.

No Dividend Equivalents on Stock Options, and No Payment of Dividend Equivalents on Unvested Stock Awards. Alcoa initiated a cash dividend program in the fourth quarter of 2021. Dividend equivalents are accrued on unvested restricted stock unit awards and paid only if and when such awards vest. Such dividend equivalents are calculated at the same rate as any dividends paid on our common stock. Dividend equivalents are not paid on stock options or stock appreciation rights (which we have not granted to date).

No Discounting of Stock Options or Repricing of Underwater Stock Options (including cash-outs). The 2016 Stock Incentive Plan prohibits the discounting and the repricing of stock options, including cash-outs, without stockholder approval.

2022 Say-on-Pay Vote

Stockholders have continued to express support for Alcoa’s compensation programs, as evidenced by our 2022 Say-on-Pay vote, which received over 94% approval. This level of support for our executive compensation programs was viewed by our Committee as an indication that no significant changes to our programs were warranted by such vote. The Committee will continue to consider stockholder input, including the advisory Say-on-Pay vote, as it evaluates the design of executive compensation programs and specific compensation decisions for executive officers in the future.

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Executive Compensation Process and 2022 Executive Compensation

The Committee followed the process illustrated below in determining the CEO’s and other NEOs’ compensation. Officers do not determine the amount or form of executive or director compensation, although the CEO provides recommendations to the Committee regarding compensation changes and incentive compensation for other officers. Although Ms. Thomas was not employed by the Company at the beginning of the year, the same general process was followed with respect to the determination of her compensation.

To attract, motivate, align, and retain high performing executives, we designed our 2022 executive compensation program to target total compensation generally at the median of the peer group, with cash and equity incentive opportunities that aim to motivate and reward exceptional performance if goals are achieved above target levels.

The potential for an above target award of IC and LTI compensation has proven to be a significant retention factor, with a demonstrable impact on motivating managers to achieve strong operational and financial performance. While our program includes a reduced payout from target to minimum, we have also established payout multiples for overachievement that can be earned with significant upside performance but with caps on potential maximum payouts.

Alcoa designed its 2022 executive compensation program to pay for performance, with equity as the most significant portion of total compensation. As with last year, the Committee approved weighting performance-based incentives commensurate with each NEO’s level of responsibility. For 2022, approximately 89% of our CEO’s target compensation and approximately 69% to 78% of our other NEOs’ target compensation was performance-based, variable, and/or at-risk, with the remaining amounts in the form of base salary.

We established performance metrics and targets at the beginning of 2022 for our annual IC awards and our three-year cumulative PRSU program.

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Components of 2022 Executive Compensation Program

Component	Purpose	Design

Base Salary (cash)	Reflects the experience of the NEO and expected day-to-day contributions. Amounts are supported by competitive market data.	Reviewed at least annually to consider changes in responsibility, experience, and market competitiveness.

Annual Incentive Compensation (short-term cash opportunities)	Short-term, at-risk pay designed to motivate achievement of annual performance goals in support of our strategic priorities.

Market competitive targets established for NEOs.

Performance-based annual financial and non-financial metrics (Adjusted EBITDA Excluding Special Items—Non-Normalized, Free Cash Flow—Normalized, Segment Production Performance, Safety, and Inclusion and Diversity). There are reduced payouts if performance is between minimum and target, and participants have an opportunity to earn increased payouts when targets are exceeded.

Long-Term Incentive (long-term equity opportunities)

Long-term, at-risk pay designed to balance short-term at-risk pay, align the interests of executives with stockholders, support our strategic priorities, encourage executive retention, and align our programs with market practices.

Our NEOs received LTI compensation opportunities in two parts:

1)  PRSUs, to reward performance based on Relative TSR, Average ROE, and Carbon Intensity metrics; and

2)  Time-Based RSUs, to retain NEOs through the challenges of a commodity-driven business

2022 Base Salaries

We review each NEO’s base salary with the following primary considerations in mind: experience in the position, the median of the peer group for their respective positions, market data, and individual responsibilities. Alcoa pays salaries to its NEOs to provide an appropriate level of fixed compensation that enables the attraction and retention of highly skilled executives and mitigates the incentive to assume highly risky business strategies to maximize IC compensation. The base salaries for our NEOs (other than Ms. Thomas, who joined Alcoa in February 2022) were reviewed at the beginning of 2022, with changes effective on March 1, 2022, as reflected in the table below. The Committee considers the market median of the NEOs’ respective positions in determining base salaries.

Name	Salary as of December 31, 2021	Salary as of March 1, 2022
Roy C. Harvey	$1,102,400	$1,157,520
William F. Oplinger	$691,460	$712,204
John D. Slaven	$641,250	$679,725
Jeffrey D. Heeter	$527,609	$553,989
Kelly R. Thomas	$—	$450,000

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2022 Annual Incentive Compensation

Our IC Plan had the following design change for 2022: realignment of segment production performance metrics to remove bauxite production and focus on alumina and aluminum production, because bauxite production is strongly correlated with our alumina production.

We based IC opportunities for 2022 on the following parameters plus the individual goals and contributions of each NEO:

•

70% financial targets, based on Adjusted EBITDA Excluding Special Items—Non-Normalized (20%), Free Cash Flow—Normalized (20%), and Segment Production Performance (30%) metrics, as more fully described below; and

•	30% non-financial targets, based on Safety (20%) and Inclusion and Diversity (10%) metrics, as more fully described below.

Company IC Plan Metrics

The below chart describes the specific 2022 metrics and results for the 2022 Company IC Plan awards:

Performance Metric(1)	Metric Weight	Performance Minimum (0%)	Performance Threshold (50%)	Performance Target (100%)	Performance Maximum (150%)	Performance Super- Maximum (200%)	Performance Results	Achievement %	Weighted Result
Financial Metrics (70%)
Adjusted EBITDA Excluding Special Items–Non- Normalized ($M)(2)	20.0%	2,173	2,673	3,173	3,673	4,173	2,255	8%	1.6%
Free Cash Flow—Normalized ($M)(2)	20.0%	1,246	1,421	1,596	1,896	2,196	435	0%	0%
Alumina digester production (tpd)	15.0%	36,443	36,997	37,560	37,842	38,123	35,427	0%	0%
Aluminum pot room production (kmt)	15.0%	2,050	2,081	2,113	2,129	2,145	2,014	0%	0%
Non-Financial Metrics (30%)
Safety
Zero Fatalities (count)(3)	10.0%	1	—	—	—	0	0	200.0%	20.0%
FSI—Actual (count)(4)	10.0%	—	5	3	—	1	1	200.0%	20.0%
Inclusion & Diversity
Global Women (%)(5)	5.0%	—	17.71%	18.17%	—	18.62%	18.48%	169.0%	8.4%
Underrepresented Employee Hires (%)(6)	5.0%	—	30.00%	33.00%	—	43.00%	51.26%	200.0%	10.0%
Total	100.0%								60.0%
(1)	The maximum payout for each financial and non-financial metric is 200%.
(2)

Adjusted EBITDA Excluding Special Items–Non-Normalized and Free Cash Flow—Normalized are non-GAAP financial measures. Please see “Attachment A—Additional Information Regarding Performance Measures” for further discussion regarding how these numbers are calculated from Alcoa’s Consolidated Financial Statements. Additionally, as a result of Adjusted EBITDA Excluding Special Items not being normalized for the effects of currency, metal prices, and the Alumina Price Index (“API”), the target varies year-over-year, and may be less than the prior year.

(3)	This metric is achieved (at the super-maximum performance level of 200%) only if there are zero fatalities. If there is any fatality, this metric has no payout.
(4)

The Fatal and Serious injuries (“FSI”)—Actual safety metric focuses on reducing the number of fatal and serious injuries/illnesses that are life-altering or life-ending and is capped at a target payout if there is any fatality during the annual performance period.

(5)	This metric represents the percentage of females in the Company’s global workforce.
(6)	This metric represents the percentage of Company hires from the following underrepresented groups during 2022: women (global); ethnicity (U.S., Brazil, Australia); and disability (U.S. and Brazil).

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2022 Target Annual Incentive Compensation Opportunities

In January 2022, and in the case of Ms. Thomas, in February 2022, the following target incentive opportunities were set and approved by the Committee for each NEO based on his or her then-current job band and review of comparative market data. The IC target opportunity (as a percentage of base salary) for each of the NEOs (other than Ms. Thomas, who joined Alcoa in February 2022) remained unchanged from 2021.

Named Executive Officer	Target IC Opportunity for 2022 (% of Base Salary Earnings)	Total IC Opportunity for 2022 at Target $	Total IC Opportunity for 2022 at Maximum $(1)

Roy C. Harvey	150%	$1,722,500	$3,445,000

William F. Oplinger	100%	$708,747	$1,417,494

John D. Slaven	80%	$538,650	$1,077,300

Jeffrey D. Heeter	80%	$439,674	$879,348

Kelly R. Thomas	75%	$296,719	$593,438
(1)	The maximum payout under the IC plan is 200% of target.

2022 Annual Incentive Compensation Payout Determination and Amounts

In January 2023, the Committee met to consider 2022 Alcoa performance and individual contributions to determine IC payouts for each NEO for 2022. Based on the metrics outlined earlier in this section, Alcoa’s performance results under the 2022 Company IC Plan were achieved at 60.0% of target (before consideration of each NEO’s individual contributions). 2022 IC was achieved primarily with the above target results on the non-financial metrics; this was the first time that all non-financial metrics achieved at or close to maximum performance and drove the Company IC payout. The resulting IC payout for the NEOs was based on the following formula, with the individual contributions adjustment applied to the performance results, as further described below, measured from January 1, 2022 through December 31, 2022, and subject to a maximum payout of 200% of target.

Formula to Determine 2022 Annual Incentive Compensation Payout

Base Salary Earnings ($) (fiscal year)	x	Applicable Target Incentive Opportunity (%)	x	Achievement Based on Plan Results (%)	+/-	Individual Contributions Adjustment	=	Annual IC Payout ($)

At the beginning of 2022, each NEO’s performance goals and objectives were established in support of the organization as a whole, and as to each function (as described below). The Committee undertook a qualitative review of each NEO’s performance relative to their respective goals and objectives in determining the 2022 IC payouts, placing specific emphasis on each NEO’s roles and contributions to the overall success of the Company throughout 2022. The IC payouts reflect the achievements of the NEOs in a highly complex and rapidly changing commodity environment impacted by continued economic uncertainty, the war in Ukraine, volatile energy pricing in Europe, and persistently high raw material costs. The following is a summary of the Committee’s conclusions with respect to the performance of each NEO:

Mr. Harvey continued to steer the strategic direction of Alcoa by overseeing actions connected to the strategic priorities and our corporate values. Throughout the year, he maintained active engagement with the Chairman and the Board, providing transparency on the Company’s performance and issues, and specifically, he concentrated on (i) safety, through fatality prevention programs resulting in our strongest year of safety performance; (ii) mitigating impacts of challenging market conditions through decisive portfolio actions; (iii) maintaining a strong balance sheet and providing capital returns to stockholders; and (iv) continuing to advance sustainably by investing in breakthrough technologies under development.

Mr. Oplinger led the finance, tax, treasury, and investor relations functions and made valuable contributions to the tactical and strategic decision-making of the Company. In 2022, and under his leadership, Mr. Oplinger’s teams drove the strengthening of the balance sheet through further reductions of net pension liabilities, developed plans for continued future efficient management of pension assets and liabilities, executed the favorable renegotiation of the revolving credit facility,

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and provided timely financial analysis in support of a number of strategic decisions. In addition, Mr. Oplinger oversaw the execution of the Company’s decision to continue capital returns to stockholders through both quarterly dividends and share buybacks. Mr. Oplinger personally continued to strengthen the Company’s strong reputation among research analysts, rating agencies, and stockholders with clear investor strategy and messaging, achieving investment grade ratings for the Company’s debt for the first time since the Separation.

Mr. Slaven led the Company’s global operations (Bauxite, Alumina, and Aluminum), with a focus on safety, and the organization incurred zero fatalities in 2022. Under Mr. Slaven’s leadership, the Company’s Operations teams restarted the Alumar smelter in São Luís, Brazil and the Portland smelter in Australia. Mr. Slaven oversaw the operational aspects of numerous portfolio actions taken in 2022, including production reductions in response to business conditions. His teams led a further strengthening of the Company’s tailings management program and managed several critical stakeholder engagement initiatives.

Mr. Heeter led the legal, governance, ethics and compliance, and global security functions of the Company. In 2022, he again provided strong support and counsel to the executive team in connection with ongoing and potential future business initiatives of the Company, as well as with the identification, management, and mitigation of potential risks and liabilities. Under his leadership, Mr. Heeter’s teams provided significant support and guidance with respect to major business undertakings of the Company, including the decision to cease commercial activities with Russian-owned businesses, the renegotiation of the Company’s revolving credit facility, and operational and stakeholder challenges. Mr. Heeter and his governance team also facilitated active and transparent engagement with the Board of Directors on key issues throughout 2022.

Ms. Thomas led Alcoa’s Commercial function, which includes sales and trading, procurement, supply chain, and marketing. In 2022, Ms. Thomas oversaw numerous initiatives to drive commercial excellence and key customer relationships. Under her leadership, Ms. Thomas’s teams quickly developed a strategic and diversified bauxite customer base after the Company ceased commercial activities with Russian-owned businesses, drove significant margin improvements in the alumina and SustanaTM product lines in a turbulent commodity environment, and achieved the highest value-add to primary aluminum margin differential since Separation. In addition, Ms. Thomas drove procurement to exceed targeted savings on indirect and strategic raw materials and freight despite difficult market conditions.

Based on these conclusions and taking into consideration each NEO’s performance goal achievements, the Committee approved the individual contribution result for each NEO set forth in the table below as reflective of the NEOs’ contributions to the Company’s outcomes. The total 2022 incentive compensation payout amounts to the NEOs were as follows:

Name	2022 Base Salary Earnings	IC Target %	IC Target $	Financial Results %	IC Based on Financial Results	Individual Contribution Adjustment	Total IC Payout

Roy C. Harvey	$1,148,333	150%	$1,722,500	60%	$1,033,500	—	$1,033,500

William F. Oplinger	$708,747	100%	$708,747	60%	$425,248	—	$425,248

John D. Slaven	$673,313	80%	$538,650	60%	$323,190	—	$323,190

Jeffrey D. Heeter	$549,592	80%	$439,674	60%	$263,804	—	$263,804

Kelly R. Thomas	$395,625	75%	$296,719	60%	$178,031	25%	$222,539

2022 Equity Awards: PRSUs and RSUs

In January 2022, and in the case of Ms. Thomas, in February 2022, Alcoa granted the LTI awards to the NEOs to align their interests with those of stockholders, link compensation to stock price appreciation over a multi-year period, and support retention. The 2022 LTI awards were in the form of 60% PRSUs (at target) and 40% RSUs. In each case, the grant value was based upon the job band of each NEO (which is reflective of the market data for their respective positions) and, in the case of all of the NEOs other than Ms. Thomas, his contribution to the Company at the time of grant.

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Mix of Long-Term Incentive Awards

•

PRSUs (60%). PRSU award performance is based on achievement against cumulative three-year performance targets related to the follow metrics: (i) Relative TSR (35%), (ii) Average ROE (35%), and (iii) Carbon Intensity (30%). These metrics are designed to align the LTI plan with Alcoa’s strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably. Earned PRSUs will be settled in shares of common stock after the end of the three-year performance period. The maximum award level is 200% of the target award.

•	Time-based RSUs (40%). RSUs vest on the third anniversary of the grant date, providing a multi-year retention incentive.

2022 Grants of Long-Term Incentive Awards to Each NEO

In 2022, the Committee granted the following LTI awards to each NEO, based on the closing price per share of the Company’s common stock on the grant date of January 26, 2022, and in the case of Ms. Thomas, on the grant date of February 15, 2022. The 2022 PRSU awards have a performance period of January 1, 2022 through December 31, 2024. If and to the extent that the 2022 PRSU awards are earned, as determined by the Committee after the end of the performance period, the 2022 PRSUs will be paid out in shares of Company common stock on a one-unit to one-share basis. The amount of the 2022 PRSUs earned, if any, will be based on the Company’s performance against goals relating to the metrics described below, with payout ranging from 0 to 200% of target for each NEO’s 2022 PRSU award:

Name	2022 LTI Fair Market Value at Grant	Number of PRSUs (Target)	Number of RSUs

Roy C. Harvey	$8,000,775	79,020	52,680

William F. Oplinger	$1,800,630	17,780	11,860

John D. Slaven(1)	$1,000,553	9,880	6,590

Jeffrey D. Heeter	$1,000,553	9,880	6,590

Kelly R. Thomas	$1,001,021	8,110	5,410
(1)

Following his departure, a pro rata portion of Mr. Slaven’s 2022 LTI awards will continue to vest on their original stated vesting schedules (subject to the achievement of applicable performance goals, in the case of his PRSUs) in accordance with the terms of such awards. The remaining portion was forfeited in connection with his departure. Please see “Other Compensation Plans and Arrangements of Alcoa—Other Officer Arrangements” for further discussion.

PRSU Metrics

•

Relative TSR (35%): Relative TSR means Alcoa’s total shareholder return relative to performance of peers in the S&P Metals and Mining Select Industry Index over the performance period with the payout achievement scale as follows:

0% (Minimum)	100% (Target)	200% (Maximum)
25th percentile	50th percentile	75th percentile

•

Average ROE (35%): Average ROE is calculated by dividing net income (loss) attributable to Alcoa by shareholder’s equity at the end of each fiscal year in the 2022-2024 performance period, then dividing by three years to calculate the average. Payouts as a percentage of target are subject to straight line interpolation to the extent that the performance metrics are achieved between the percentage levels outlined in the table above. The Committee considered the Company’s Average ROE goals to be challenging but achievable given the information available at the time of setting the goals. Please see “Attachment A—Additional Information Regarding Performance Measures” for further discussion of the Average ROE calculation.

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Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Process and 2022 Executive Compensation (continued)

•

Carbon Intensity (30%): This metric aligns with our announced strategic initiatives and consists of two goals: (i) reducing carbon emissions in our alumina refining operations compared to peer companies (15.0% weighting), with the target to maintain the Company’s ranking as the lowest emitter in the alumina refining industry, and (ii) increasing production from direct and purchased renewable energy in our aluminum smelting operations (15.0% weighting), from the Company’s position of having 81% renewable energy production at the end of 2021. The Committee considered the Company’s Carbon Intensity goals to be challenging but achievable given the information available at the time of setting the goals. Please see “Attachment A—Additional Information Regarding Performance Measures” for further discussion of the metric.

2020 PRSUs—Performance Targets and Achievement

The 2020 PRSU awards were granted by the Committee with the performance goals of (i) ROE Improvement, (ii) Relative TSR, (iii) Proportional Net Debt, and (iv) Carbon Intensity, which were equally weighted at 25% and measured over the performance period of January 1, 2020 through December 31, 2022. At the time that the PRSUs were awarded on January 23, 2020, the grant price was $16.29. Performance relative to the applicable goals, and the amount of shares earned for the three-year cumulative performance period, was determined by the Committee after the end of the three-year period using the following formula:

Payout Based on Three-Year Performance Period (January 1, 2020—December 31, 2022)

Target Opportunity (Number of PRSUs)	x	% Achievement Based on Alcoa Performance Targets (ROE Improvement, Relative TSR, Proportional Net Debt, and Carbon Intensity)	=	Potential Payout based on Performance

Based on performance against the goals set forth in the below chart, the 2020 PRSU awards were earned as follows:

Alcoa Performance Targets and Results (January 1, 2020—December 31, 2022)

Metric (%)	Weight	Minimum (0%)	Threshold (50%)	Target (100%)	Maximum (150%)	Super Maximum (200%)	Results	Weighted Results

ROE Improvement(1)(2) (measured in basis points)	25%	0 bps	Interpolation	100 bps	Interpolation	200 bps	570 bps	50.0%

Relative TSR(3)	25%	25th percentile	Interpolation	50th percentile	Interpolation	75th percentile	9 of 32	46.9%

Proportional Net Debt (dollars in billions)(1)(4)	25%	$3.6	$3.1	$2.5	$2.2	$2.0	$1.1	50.0%

Carbon Intensity:

Alumina—Lowest CO2e refiner in industry(5)	12.5%	Rank > 5	Rank 2-4	Rank 1	Rank 1 and 5 improvement from 2018%	Rank 1 and 10 improvement from 2018%	Rank 1	12.5%

Aluminum—Production from renewable energy(6)	12.5%	55%	65%	75%	85%	95%	86%	19.4%

Total	100%							178.8%
(1)	Please see “Attachment A—Additional Information Regarding Performance Measures” for additional description of this measure.
(2)

ROE Improvement was measured in basis points over the three-year performance period against the 2019 baseline of (3.9)%, and the results were determined by subtracting the baseline ROE Improvement from actual ROE Improvement results. The ROE Improvement metric was normalized for London Metal Exchange (“LME”) and API pricing, 50% of regional premiums/tariffs, foreign currency exchange rate fluctuations, raw material prices, Australia gas price increases, and special items.

(3)

Relative TSR, which was determined by ranking the Company’s TSR relative to peers’ TSR in the S&P Metals and Mining Select Industry Index, based on the average closing price per share for Alcoa and the index for the number of active trading days in December as measured at the beginning and at the end of the performance period (assuming all dividends are reinvested).

(4)	Proportional Net Debt was measured as of December 31, 2022, the last day of the three-year performance period.
(5)

Alumina segment CO2e in refining operations was measured by tons of CO2e per tons of alumina produced relative to other alumina refineries. Company results include the Alumar refinery at 54% and Ma’aden at 25.1% based on Alcoa ownership. Please see “Attachment A—Additional Information Regarding Performance Measures” for additional description of this measure.

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Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Process and 2022 Executive Compensation (continued)

(6)

Aluminum segment renewable energy production in smelting operations includes both direct and purchased renewable energy. Please see “Attachment A—Additional Information Regarding Performance Measures” for additional description of this measure.

PRSUs—2020 Award Payouts

The three-year performance period applicable to the 2020 PRSU awards ended on December 31, 2022 and, as described in the table above, the Committee determined that the awards were earned at 178.8% of target (rounded up to the whole share) based on the performance results.

Named Executive Officer	2020 PRSU Grants (Target)	Total Earned Shares for the 2020 PRSU Grants	Performance Period Results

Roy C. Harvey	294,660	526,853	178.8%

William F. Oplinger	58,940	105,385	178.8%

John D. Slaven	36,840	65,870	178.8%

Jeff D. Heeter	36,840	65,870	178.8%

Kelly R. Thomas(1)	—	—	—
(1)	Ms. Thomas was not an employee of the Company at the time of the 2020 PRSU grants.

Other Compensation Plans and Arrangements of Alcoa

Change in Control Severance Plan

We maintain the CIC Severance Plan. The CEO, CFO, General Counsel, the other NEOs, and other officers designated by the Committee are eligible to participate in the CIC Severance Plan. Under the CIC Severance Plan, an eligible employee who incurs a qualifying termination of employment, which is generally a termination without cause or resignation for good reason within 24 months following, or three months preceding, a change in control, will generally be entitled to receive:

•

cash severance equal to three times, in the case of the CEO, CFO and General Counsel, and such other persons or positions as may be designated by the Committee from time to time (the “Tier I Employees”), and two times, in the case of other participants, the sum of the employee’s annual base salary and his or her target annual incentive compensation with respect to the year of the change in control;

•	a pro-rated target annual bonus;
•

continued life, accident and health benefits for up to three years, in the case of Tier I Employees, and up to two years, in the case of other participants, following the qualifying termination of employment;

•

a cash lump sum amount representing the estimated equivalent of three years, in the case of Tier I Employees, and two years, in the case of other participants, additional retirement benefits under the Company defined contribution plans in which the officer participates; and

•	reasonable outplacement services for a period of up to twelve months.

In addition, an eligible employee will be entitled to receive benefits under Alcoa’s post-retirement health care plan if the employee would have become entitled to benefits under this plan had he or she remained employed during the three years, in the case of Tier I Employees, and two years in the case of other participants, following the qualifying termination. If amounts payable to an officer under the CIC Severance Plan would be subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), such amounts will be reduced if necessary to maximize the after-tax payment to the officer.

Severance Agreements

Alcoa has entered into severance agreements with each of the CEO and CFO (together, the “CEO/CFO Severance Agreements”) and other NEOs (collectively, the “Officer Severance Agreements”), for the purpose of providing severance benefits to such officers upon a qualifying termination of employment that occurs other than in connection with a change in control. Payment is generally contingent upon the officer’s execution of a release of claims.

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Executive Compensation | Compensation Discussion and Analysis | Other Compensation Plans and Arrangements of Alcoa (continued)

Under the CEO/CFO Severance Agreements, such officer will receive a payment of $50,000 upon a voluntary resignation where such officer provides three months’ notice to Alcoa and executes a release of claims. Upon an involuntary termination without cause, such officer is generally entitled to receive the greater of (i) amounts under the applicable company involuntary severance policy, to which such officer would otherwise be entitled if a participant, or (ii) the following: (a) cash severance equal to two times the officer’s annual base salary, (b) a pro-rated annual bonus for the year in which the termination occurs, (c) reasonable outplacement services for a period of up to twelve months, (d) $50,000 in consideration for the execution of a release of claims, (e) continued health benefits for two years following termination, and (f) a cash lump sum amount designed to provide two years of additional retirement benefits under the Company defined contribution plans in which the officer participates.

Under the Officer Severance Agreements, upon an involuntary termination of the officer’s employment without cause, the officer is generally entitled to receive the greater of (i) amounts under the applicable company involuntary severance policy, to which such officer would otherwise be entitled if a participant, or (ii) the following: (a) cash severance equal to the officer’s annual base salary, (b) a pro-rated annual bonus for the year in which the termination occurs, (c) reasonable outplacement services for a period of up to twelve months, (d) continued health benefits for one year following termination, and (e) a cash lump sum amount designed to provide one year of additional retirement benefits under the Company defined contribution plan in which the officer participates.

Each executive severance agreement contains a provision limiting the aggregate cash payouts thereunder to 2.99 times base salary plus incentive bonus (in a non-change in control scenario).

Other Officer Arrangements

Effective February 1, 2023, Mr. Slaven, Former Executive Vice President and Chief Operations Officer, left the Company. In connection with his departure and following his execution and non-revocation of a release of claims against the Company, Mr. Slaven received or will receive certain payments and benefits. Please see “Potential Payments Upon Termination or Change in Control—Executive Severance Agreements” for additional information.

In connection with his appointment as Chief Operations Officer of the Company effective February 1, 2023, Mr. Oplinger’s CEO/CFO Severance Agreement was amended to provide that it continues in effect following his assumption of this new role with the Company. In addition, Mr. Oplinger continues to participate in the CIC Severance Plan as a Tier I Employee.

In connection with inducing Ms. Thomas to accept the Company’s offer of employment, and in consideration for her forfeited compensation from her previous employer, Alcoa agreed to provide her a cash sign-on bonus of $300,000, in the aggregate, which was paid to her in full upon her hire in February 2022. If Ms. Thomas had voluntarily terminated her employment with Alcoa for any reason prior to the first anniversary of her hire date, she would have been required to reimburse Alcoa for such payment. Her other compensatory arrangements with the Company are described in this CD&A.

Alcoa Corporation Deferred Compensation Plan

Under the Alcoa USA Corp. Deferred Compensation Plan, participants may defer base salary amounts and certain incentive plan awards until a later date. Generally, earnings on nonqualified deferred compensation include returns on notional investments that mirror the investment alternatives available to all salaried employees under the Alcoa Retirement Savings Plan for Salaried Employees. In 2022, the NEOs did not receive preferential/above market earnings on their investments.

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2023 PROXY STATEMENT

Executive Compensation | Compensation Discussion and Analysis | Double-Trigger Termination and Change in Control Terms in Annual Incentive and LTI Awards (continued)

Double-Trigger Termination and Change in Control Terms in Annual Incentive and LTI Awards

Change in Control Provisions in the Annual Incentive Plan

In the event of a change in control, officers and other key employees receiving compensation pursuant to the Annual Incentive Plan, at the discretion of the Committee, are paid a pro-rata portion of target annual incentive compensation for the calendar year for which awards were made, based on the days of service during such calendar year from the beginning of the calendar year through the date of the change in control.

Change in Control Provisions in the 2016 Stock Incentive Plan

The 2016 Stock Incentive Plan provides for double-trigger equity vesting in the event of a change in control (as defined in the 2016 Stock Incentive Plan). This generally means that if outstanding awards under the 2016 Stock Incentive Plan are replaced by the acquirer or related entity in a change in control of Alcoa, those replacement awards will not immediately vest on a “single trigger” basis, but vesting would accelerate only if the participant is terminated without cause or resigns for good reason (as those terms are defined in the CIC Severance Plan) within 24 months following, or three months preceding, the change in control.

Compensation Committee Report

The Compensation and Benefits Committee has:

1.	reviewed and discussed with management the “Compensation Discussion and Analysis” included in this Proxy Statement; and
2.

based on the review and discussions referred to in paragraph (1) above, the Compensation and Benefits Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in the Alcoa Corporation’s Proxy Statement relating to the 2023 Annual Meeting of Stockholders.

The Compensation and Benefits Committee

Thomas J. Gorman, Chair

Carol L. Roberts

Jackson P. Roberts

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2023 PROXY STATEMENT

Executive Compensation (continued)

2022 Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by, or paid to, our NEOs for the years indicated below.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)

Roy C. Harvey	2022	$1,148,333	$0	$10,474,101	$0	$1,033,500	$ 0	$181,475	$12,837,409
President and	2021	$1,095,333	$0	$12,113,517	$0	$2,604,155	$ 0	$147,364	$15,960,369
Chief Executive Officer	2020	$1,055,583	$0	$8,468,529	$0	$1,626,126	$2,067,235	$ 63,335	$13,280,808

William F. Oplinger	2022	$708,747	$0	$2,357,144	$0	$ 425,248	$ 0	$ 72,302	$3,563,441
Executive Vice President and	2021	$688,540	$0	$2,725,775	$0	$1,091,335	$ 0	$ 58,719	$4,564,369
Chief Financial Officer	2020	$670,666	$0	$1,693,881	$0	$ 688,774	$1,011,653	$ 17,100	$4,082,074

John D. Slaven	2022	$673,313	$0	$1,309,797	$0	$ 323,190	$ 0	$230,129	$2,536,429
Executive Vice President and	2021	$638,542	$333,334	$1,514,190	$0	$ 647,737	$ 0	$160,605	$3,294,408
Chief Operations Officer	2020	$625,000	$333,333	$1,058,781	$0	$ 641,875	$ 0	$255,070	$2,914,059

Jeffrey D. Heeter	2022	$549,592	$0	$1,309,797	$0	$ 263,804	$ 0	$ 62,593	$2,185,786
Executive Vice President and	2021	$523,422	$0	$1,514,190	$0	$ 557,507	$ 0	$ 59,306	$2,654,425
General Counsel	2020	$494,871	$0	$1,058,781	$0	$ 406,586	$ 982,688	$ 29,692	$2,972,618

Kelly R. Thomas	2022	$395,625	$300,000	$1,147,082	$0	$ 222,539	$ 0	$ 26,813	$2,092,059
Executive Vice President and
Chief Commercial Officer

Notes to Summary Compensation Table

(1)

Named Executive Officers. This column reflects the positions of the NEOs as of December 31, 2022. Mr. Harvey does not receive any additional compensation in connection with his service as a director on the Alcoa Board. Effective February 1, 2023, Mr. Oplinger assumed the position of Executive Vice President and Chief Operations Officer and Mr. Slaven left the Company.

(2)	Salary. Amounts in this column represent the base salary earned and paid in 2022 to each NEO.
(3)

Bonus. In connection with joining the Company and considering the value of her forfeited compensation from her previous employer, Ms. Thomas received a sign-on bonus of $300,000, which was paid in February 2022.

(4)

Stock Awards. The value of stock awards is calculated using the grant date accounting fair value, which is calculated in accordance with ASC Topic 718, excluding the effect of forfeitures. Amounts reflected in the stock awards column of the SCT are comprised of the accounting value of both the RSUs and PRSUs (at target) granted in 2022, as shown in the table below. The PRSUs granted in 2022 for the 2022-2024 performance period are reported in the SCT based on the grant date accounting fair value as determined using a Monte Carlo valuation.

			2022 Performance RSU Award for the 2022-2024 Performance Period(a)

Name	Grant Date	2022 Time-Based RSUs(a)	At Target	At Maximum

Roy C. Harvey	1/26/2022	$3,200,310	$7,273,791	$ 9,600,930

William F. Oplinger	1/26/2022	$ 720,495	$1,636,649	$ 2,160,270

John D. Slaven	1/26/2022	$ 400,343	$909,454	$ 1,200,420

Jeffrey D. Heeter	1/26/2022	$ 400,343	$909,454	$ 1,200,420

Kelly R. Thomas	2/15/2022	$ 400,556	$746,526	$ 1,200,929
(a)

The values in these columns are based on the aggregate grant date fair value, determined in accordance with ASC Topic 718, excluding the effect of forfeitures. The RSU awards are valued at the closing price per share on the date of grant. On the January 26, 2022 grant date, the closing price per share of Alcoa common stock was $60.75. On the February 15, 2022 grant date for Ms. Thomas’ award, the closing price per share of Alcoa common stock was $74.04. Fair values for the PRSU awards at target were estimated using Monte Carlo simulations of stock price correlation, and other variables over three-year time horizons matching the PRSU performance measurement period. The per share fair value of PRSU awards made to the NEOs in 2022 was $92.05.

For a discussion of the other assumptions used to estimate the fair value of stock awards, please refer to Note N to the Consolidated Financial Statements in Part II, Item 8 of the 2022 Form 10-K.

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Executive Compensation (continued)

(5)

Non-Equity Incentive Plan Compensation. The amounts in this column reflect the cash payments made under the Annual Incentive Plan as further described under “2022 Annual Incentive Compensation” in the CD&A.

(6)

Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts shown for 2022 reflect the aggregate positive change in the actuarial present value of each NEO’s accumulated benefit under all defined benefit plans, including supplemental plans, from December 31, 2021 to December 31, 2022. Pension values may fluctuate significantly based on a number of factors, including eligibility for retirement and discount and mortality rate assumptions used for measurement of pension obligations from 2021 to 2022. Assumptions used are further described under “2022 Pension Benefits.” For years in which the change in present value is negative (less than zero), zero is reflected in the SCT. The change in present value for 2022 was negative as follows for the NEOs: Mr. Harvey, $(2,419,017); Mr. Oplinger, $(1,551,239); and Mr. Heeter, $(949,326). Mr. Slaven and Ms. Thomas are not participants in the pension plan. Alcoa does not provide above-market or preferential earnings on deferred compensation.

(7)	All Other Compensation. Please see the information below regarding amounts set forth in this column.

	Matching Contribution(a)		Employer Retirement Income Contributions(b)

Name	Savings Plan	Deferred Compensation Plan	Savings Plan	Deferred Compensation Plan	Relocation(c)	Total

Roy C. Harvey	$18,300	$50,600	$9,150	$103,425	$ 0	$181,475

William F. Oplinger	$18,300	$ 0	$9,150	$ 44,852	$ 0	$72,302

John D. Slaven	$18,300	$22,099	$9,150	$ 30,481	$150,099	$230,129

Jeffrey D. Heeter	$18,300	$11,080	$9,150	$ 24,063	$ 0	$62,593

Kelly R. Thomas	$14,944	$ 0	$9,150	$ 2,719	$ 0	$26,813

(a)

Company Contributions to Savings Plans. During 2022, the NEOs were eligible to participate in the Retirement Savings Plan for Salaried Employees of Alcoa USA Corp. (the “401(k) Plan”), a tax-qualified retirement savings plan under Code Section 401(k), and the Alcoa USA Corp. Deferred Compensation Plan, a nonqualified deferred compensation plan. Participating employees may contribute up to a maximum of 25% of base salary between the two plans, including up to 10% to the tax-qualified 401(k) Plan on an after-tax basis. The employer matches 100% of employee pretax and Roth contributions up to total 6% of base salary. If an NEO’s contributions to the 401(k) Plan exceed the limit on contributions imposed by the Code, the executive may elect to have the amount over the limit “spill over” as pre-tax contributions into the nonqualified deferred compensation plan.

(b)

Employer Retirement Income Contributions (“ERIC”). As a result of the December 31, 2020 pension freeze or being hired or rehired on or after March 1, 2006, in lieu of participation in a defined benefit plan, the Company contributes 3% of eligible compensation to the 401(k) Plan and the Alcoa USA Corp. Deferred Compensation Plan, a nonqualified deferred compensation plan. Under the tax-qualified 401(k) Plan, eligible employees will receive 3% of eligible compensation up to Code Section 401(a)(17) Annual Compensation Limit. If an NEO’s eligible compensation exceeds the limit on compensation imposed by the Code, the executive will receive 3% of eligible compensation over the limit into the nonqualified deferred compensation plan.

(c)

Relocation. Mr. Slaven moved from the United States to the Netherlands on an expatriate assignment effective November 1, 2019, with benefits consistent with Alcoa’s Expatriate Program and that are generally available to similarly situated employees who accept assignments outside of their home country. The expatriate program (inclusive of our tax equalization policy) enables Alcoa to fill positions that are critical to the business while minimizing the impact to employees by providing the amounts included herein. As part of Alcoa’s tax equalization policy, Mr. Slaven is also responsible for his ‘share’ of the overall taxes based on what he normally would have paid in taxes had he not taken the assignment (the same as similarly situated employees on assignment). In summary, during 2022, Alcoa provided assignment benefits in the amount of $150,099 (housing of $50,243, immigration/tax support of $76,381, miscellaneous other of $23,475).

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2023 PROXY STATEMENT

Executive Compensation (continued)

2022 Grants of Plan-Based Awards

The following table provides information on equity and non-equity plan-based awards granted by Alcoa in 2022.

Name	Award		Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Roy C. Harvey	IC	(1)	—	$0	$1,722,500	$3,445,000	—	—	—	—	—	—	—

	RSU	(2)	1/26/2022	—	—	—	—	—	—	52,680	—	—	$3,200,310

	PRSU	(3)	1/26/2022	—	—	—	0	79,020	158,040	—	—	—	$7,273,791

William F. Oplinger	IC	(1)	—	$0	$708,747	$1,417,494	—	—	—	—	—	—	—

	RSU	(2)	1/26/2022	—	—	—	—	—	—	11,860	—	—	$720,495

	PRSU	(3)	1/26/2022	—	—	—	0	17,780	35,560	—	—	—	$1,636,649

John D. Slaven	IC	(1)	—	$0	$538,650	$1,077,300	—	—	—	—	—	—	—

	RSU	(2)	1/26/2022	—	—	—	—	—	—	6,590	—	—	$400,343

	PRSU	(3)	1/26/2022	—	—	—	0	9,880	19,760	—	—	—	$909,454

Jeffrey D. Heeter	IC	(1)	—	$0	$439,674	$879,348	—	—	—	—	—	—	—

	RSU	(2)	1/26/2022	—	—	—	—	—	—	6,590	—	—	$400,343

	PRSU	(3)	1/26/2022	—	—	—	0	9,880	19,760	—	—	—	$909,454

Kelly R. Thomas	IC	(1)	—	$0	$269,719	$593,438	—	—	—	—	—	—	—

	RSU	(2)	2/15/2022	—	—	—	—	—	—	5,410	—	—	$400,556

	PRSU	(3)	2/15/2022	—	—	—	0	8,110	16,220	—	—	—	$746,526
(1)

Represent threshold, target, and maximum annual cash incentive amounts that could have been earned based on Company performance pursuant to 2022 awards granted under the Annual Incentive Plan. The amounts of annual cash incentive awards earned in 2022 by our NEOs were determined in January 2023 and paid in February 2023, and are included in the “Non-Equity Incentive Plan Compensation” column of the SCT. For additional information, please see “2022 Annual Incentive Compensation” in the CD&A.

(2)

Reflects the number of RSUs granted under the Company’s 2016 Stock Incentive Plan. Grant date fair values are determined in accordance with ASC Topic 718, excluding the effect of forfeitures. See “2022 Equity Awards: PRSUs and RSUs” in the CD&A.

(3)

Reflects the threshold, target, and maximum numbers of PRSU awards granted in 2022 under the Company’s 2016 Stock Incentive Plan for the 2022-2024 performance period. Grant date values are determined in accordance with ASC Topic 718, excluding the effect of forfeitures. See “2022 Equity Awards: PRSUs and RSUs” in the CD&A.

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Executive Compensation (continued)

2022 Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding Alcoa equity awards held by the NEOs at December 31, 2022.

Name		Option Awards				Stock Awards(2),(3)
	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested* ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested* ($)
Roy C. Harvey						964,613	$43,860,953	644,940	$29,325,422
William F. Oplinger						198,985	$9,047,848	145,120	$6,598,606
	1/24/2019	9,807	0	27.96	1/24/2029
	1/24/2018	18,770	0	53.30	1/24/2028
John D. Slaven						120,600	$5,483,682	80,620	$3,665,791
Jeffrey D. Heeter						120,600	$5,483,682	80,620	$3,665,791
Kelly R. Thomas						5,410	$245,993	8,110	$368,762
*	Calculated by multiplying the number of shares by the closing price per share of Alcoa’s common stock on December 30, 2022, which was $45.47.
(1)	Time-vested options have a term of ten years and vest ratably over three years beginning on the first anniversary of the date of grant.
(2)

Stock awards in this column include PRSU awards, which are deemed to be earned because the performance condition has been achieved, but which had not vested as of December 31, 2022, and RSU awards. The 2020 PRSU awards had performance criteria established at the beginning of the three-year performance period that ended December 31, 2022. All RSUs cliff-vest three years from the date of grant. See the “Unvested RSUs/Earned but not Vested PRSUs” column in the table that follows footnote 3.

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Executive Compensation (continued)

(3)

Stock awards in this column include unearned PRSU awards (at the maximum amount for the 2021 PRSU grant and at the target amount for the 2022 PRSU grant) and for which the performance period has not ended. See the “Unearned PRSUs” column in the table that follows.

Name	Award	Grant Date	Unvested RSUs/Earned but not Vested PRSUs	Unearned PRSUs	PRSU/RSU Vesting Date
Roy C. Harvey
	RSU	1/26/2022	52,680	—	1/26/2025
	RSU	1/27/2021	188,640	—	1/27/2024
	RSU	1/23/2020	196,440	—	1/23/2023
	PRSU	1/26/2022	—	79,020	1/26/2025
	PRSU	1/27/2021	—	565,920	1/27/2024
	PRSU	1/23/2020	526,853	—	1/23/2023
Total			964,613	644,940
William F. Oplinger
	RSU	1/26/2022	11,860	—	1/26/2025
	RSU	1/27/2021	42,450	—	1/27/2024
	RSU	1/23/2020	39,290	—	1/23/2023
	PRSU	1/26/2022	—	17,780	1/26/2025
	PRSU	1/27/2021	—	127,340	1/27/2024
	PRSU	1/23/2020	105,385	—	1/23/2023
Total			198,985	145,120
John D. Slaven
	RSU	1/26/2022	6,590	—	1/26/2025
	RSU	1/27/2021	23,580	—	1/27/2024
	RSU	1/23/2020	24,560	—	1/23/2023
	PRSU	1/26/2022	—	9,880	1/26/2025
	PRSU	1/27/2021	—	70,740	1/27/2024
	PRSU	1/23/2020	65,870	—	1/23/2023
Total			120,600	80,620
Jeffrey D. Heeter
	RSU	1/26/2022	6,590	—	1/26/2025
	RSU	1/27/2021	23,580	—	1/27/2024
	RSU	1/23/2020	24,560	—	1/23/2023
	PRSU	1/26/2022	—	9,880	1/26/2025
	PRSU	1/27/2021	—	70,740	1/27/2024
	PRSU	1/23/2020	65,870	—	1/23/2023
Total			120,600	80,620
Kelly R. Thomas
	RSU	2/15/2022	5,410	—	2/15/2025
	PRSU	2/15/2022	—	8,110	2/15/2025
Total			5,410	8,110

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Executive Compensation (continued)

2022 Option Exercises and Stock Vested

The following table sets forth the actual value received by the NEOs upon exercise of stock options or vesting of stock awards in 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Roy C. Harvey	238,147	$4,872,597	306,166	$18,443,347

William F. Oplinger	—	—	61,243	$ 3,689,254

John D. Slaven(3)	18,400	$686,774	36,594	$ 2,711,249

Jeffrey D. Heeter	29,440	$549,921	38,277	$ 2,305,781

Kelly R. Thomas(3)	—	—	—	—
(1)	Reflects vesting of 2019 grants of RSU and PRSU awards for Messrs. Harvey, Oplinger, Slaven, and Heeter upon completion of the three-year vesting period.
(2)

For Messrs. Harvey, Oplinger, and Heeter, amounts were calculated using the closing price per share of Alcoa stock of $58.02 on January 24, 2022, the vesting date for 2019 grants of RSUs and $60.75 on January 26, 2022, the vesting date for their 2019 PRSUs. For Mr. Slaven, amounts were calculated using the closing price per share of Alcoa stock of $74.09 on February 22, 2022, the next succeeding business day following February 20, 2022, the vesting date for both his RSUs and PRSUs.

(3)	Ms. Thomas was not an employee at the time that the 2019 equity awards were granted and does not hold any stock options.

2022 Pension Benefits

The following table contains information with respect to each plan that provides for specified retirement payments or benefits primarily following retirement, including tax-qualified defined benefit plans and non-qualified defined benefit plans, but excluding defined contribution plans. Effective December 31, 2020, eligible salaried employees, including participating NEOs, in the United States and Canada ceased accruing retirement benefits for future service under the following defined benefit pension plans.

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Roy C. Harvey	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IM)	18.9	$356,424	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	18.9	$2,492,486
William F. Oplinger	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IM)	20.8	$573,737	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	20.8	$2,235,756
John D. Slaven(1)	N/A	N/A	N/A	N/A
Jeffrey D. Heeter	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IC)	22.8	$893,072	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	22.8	$1,391,108
Kelly R. Thomas(1)	N/A	N/A	N/A	N/A
(1)	Mr. Slaven and Ms. Thomas are not eligible to participate in Alcoa’s defined benefit plans.
(2)	“Number of Years Credited Service” includes years of credited service under the Alcoa Inc. Predecessor Retirement Plan.

The present value calculations are based on mortality assumptions, as discussed in Note O to the Consolidated Financial Statements in Part II, Item 8 of the 2022 Form 10-K, and discount rates of 5.57% for the Pension Plan for Certain Salaried Employees of Alcoa USA Corp. and 5.60% for the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan. A certain percentage of participants are assumed to elect a lump sum form of payment from the qualified pension plan and the remainder are assumed to elect an annuity. The lump sum present value calculation is based on Code Section 417(e) segment rates of 5.09%, 5.60%, and 5.41% and the 2023 Code Section 417(e) lump sum mortality table. Mr. Oplinger and Mr. Heeter are eligible for reduced early retirement benefits on December 31, 2022, as they have satisfied the retirement criteria under the plan. For the purposes of this table, Mr. Harvey and Mr. Oplinger are assumed to commence benefits at age 65 and Mr. Heeter is assumed to commence benefits at age 62.

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Executive Compensation (continued)

Qualified Defined Benefit Plan. The Pension Plan for Certain Salaried Employees of Alcoa USA Corp. (the “Plan”) is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees hired before March 1, 2006. In anticipation of Separation, Alcoa Inc. spun off certain assets and liabilities from Alcoa Retirement Plan I (the “Predecessor Retirement Plan”) attributable to employees, including Messrs. Harvey, Oplinger, and Heeter, to form the Plan. The Plan is intended as a continuation of the Predecessor Retirement Plan for the participants covered by the Plan and recognizes elections, years of service, and retirements under the Predecessor Retirement Plan for affected employees and former employees. Benefits under the Plan are based upon years of service and Average Final Compensation. Average Final Compensation includes salary plus annual cash incentive compensation amounts that have not been deferred. The Plan reflects the compensation limit imposed by the Code, which was $285,000 for 2020. The base benefit payable at age 65 is 1.1% of Average Final Compensation up to the Social Security covered compensation plus 1.475% of Average Final Compensation above the Social Security covered compensation, times years of service. No further benefits accrue under the Plan after December 31, 2020. Service for determining retirement eligibility is unaffected. Early retirement benefits are available for employees covered by Rule IC or Rule IM (each as explained below) who leave the Company at age 55 with 10 or more years of service, however benefits are reduced from age 62 (Rule IC) or age 65 (Rule IM) based on age at commencement. Effective January 1, 2018, participants accruing service on or after January 1, 2018 have a lump sum form of payment available along with all other existing forms of payment (single life, 50% joint and survivor, and 75% joint and survivor monthly annuities, as applicable). The lump sum form of payment is available to vested participants as an immediate lump sum payment or actuarially equivalent annuity following termination with the following exceptions. The lump sum form of payment is not available to disability retirements or other restricted retirement types. For Rule IC participants who retire prior to age 62 with 30 or more years of service, the benefit payable until age 62 is determined by a different formula of 1.5% of Average Final Compensation up to $100,000, plus 1% of Average Final Compensation above $100,000, multiplied by service. This benefit payable until age 62 is not reduced for early commencement. Average Final Compensation is calculated using the average of the highest five of the last ten years of earnings, in the case of Mr. Heeter, and the average of the highest consecutive five of the last ten years of earnings for Messrs. Harvey and Oplinger.

Nonqualified Defined Benefit Plans. Effective as of August 1, 2016, Alcoa USA Corp. adopted and is the sponsor of the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C (the “Nonqualified Pension Plan”). The Nonqualified Pension Plan is intended as a continuation of the Alcoa Inc. Employees’ Excess Benefits Plan C (the “Predecessor Excess Benefit Plan”), which Alcoa Inc. separated into two separate plans: the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C and the Predecessor Excess Benefit Plan (renamed Arconic Employees’ Excess Benefits Plan C), in anticipation of Separation. This Nonqualified Pension Plan recognizes retirements and service accrued under the Predecessor Excess Benefit Plan for affected employees and former employees.

Messrs. Harvey, Oplinger, and Heeter participate in the Nonqualified Pension Plan. This plan provides for benefits that exceed the limits on compensation imposed by the Code and base salary and incentive compensation that has been deferred to the Alcoa USA Corp. Deferred Compensation Plan. The benefit formula is identical to the Pension Plan for Certain Salaried Employees of Alcoa USA Corp formula and no further benefits accrue under the Plan after December 31, 2020. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.

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Executive Compensation (continued)

2022 Nonqualified Deferred Compensation

The following table sets forth information concerning each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax qualified.

Name	Executive Contributions in 2022 ($)(1)	Registrant Contributions in 2022 ($)(2)	Aggregate Earnings in 2022 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/2022 ($)(4)

Roy C. Harvey	$ 50,600	$154,025	$ 8,617	$0	$ 658,385

William F. Oplinger	$ 0	$ 44,582	$(394,014)	$0	$1,789,110

John D. Slaven	$ 62,498	$ 52,580	$ 34,385	$0	$ 279,595

Jeffrey D. Heeter	$339,297	$ 35,143	$ (61,075)	$0	$ 943,031

Kelly R. Thomas	$ 0	$ 2,719	$ (39)	$0	$ 2,680
(1)	The amounts in this column were contributed by the NEOs into their accounts under the deferred compensation plan, which amounts are reflected in the “Salary” column of the 2022 row of the SCT.
(2)	2022 contributions under the deferred compensation plan are also included in the “All Other Compensation” column of the SCT for each applicable NEO as detailed in Note 7 to the SCT.
(3)	These amounts are not included in the SCT because they are not above market.
(4)

This column includes NEOs’ and Alcoa’s contributions, which amounts for 2022 are also included in the “Salary” and “All Other Compensation” columns, as applicable, of the SCT. For 2022 amounts included in the aggregate balance, see footnotes 1 and 2 herein. For 2021, the total contributions for each publicly reported NEO were as follows: Mr. Harvey, $169,584; Mr. Oplinger, $32,619; Mr. Slaven, $90,613; and Mr. Heeter, $94,319. For 2020, the total contributions for each publicly reported NEO were as follows: Mr. Harvey, $92,470; Mr. Oplinger, $0; Mr. Slaven, $59,685; and Mr. Heeter, $69,723.

The investment options under the Alcoa USA Corp. Deferred Compensation Plan are generally the same choices available to all salaried employees under the relevant defined contribution plans, and the NEOs did not receive preferential earnings on their investments. The NEOs may defer up to 25% of their base salaries in total to the defined contribution plan and deferred compensation plan and up to 100% of their annual IC to the deferred compensation plan. To the extent the executive elects, the employer contributes matching contributions and ERIC on employee base salary deferrals that exceed the limits on compensation imposed by the Code.

The principal benefit to the NEOs of the Alcoa USA Corp. Deferred Compensation Plan is that United States taxes are deferred until the deferred amount and credited earnings are withdrawn, so that savings accumulate on a pretax basis. Alcoa also benefits from this arrangement because it does not use its cash to pay the deferred salaries or incentive compensation of the individuals who have deferred receipt of these amounts. Alcoa may use this cash for other purposes until the deferred account is paid to the individual upon termination of employment. All nonqualified pension and deferred compensation are general unsecured liabilities of Alcoa until paid. Upon termination of employment, deferred compensation will be paid in cash in a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.

Potential Payments Upon Termination or Change in Control

Except as otherwise provided, the following narrative and tables set forth the potential payments and the value of other additional benefits that would vest or otherwise accelerate vesting at, following, or in connection with any termination, including without limitation, resignation, retirement or a constructive termination of an NEO, or a “change in control” of Alcoa, or a change in the NEOs’ responsibilities, as such scenarios contemplated in the contracts, agreements, plans or arrangements described below.

The tables assume that employment termination and/or the change in control occurred on December 30, 2022 and a valuation of our common stock based on its closing price per share on December 30, 2022 of $45.47. The tables also assume that each executive will take all action necessary or appropriate for such person to receive the maximum available benefit, such as execution of a release of claims and compliance with restrictive covenants described below. Actual amounts payable can only be determined at the time of such NEO’s separation from the Company.

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Executive Compensation (continued)

A description of some elements of the plans, arrangements and agreements covered by the following tables and which provide for payments or benefits in connection with a termination of employment or change in control are also described under “Compensation Discussion and Analysis.” The footnotes to the tables describe the assumptions that were used in calculating the amounts described below.

Potential Payments upon a Change in Control.

Alcoa maintains the CIC Severance Plan, which is designed to retain eligible key executives designated by the Compensation Committee during the period when a transaction is being negotiated, or during a period in which a hostile takeover is being attempted, and to allow for the impartiality of the key negotiators for Alcoa.

The CIC Severance Plan provides participating officers with severance compensation if their employment is terminated without cause or if they leave for good reason, in either case within two years after a change in control of Alcoa, or in certain limited circumstances, prior to a change in control.

Under the CIC Severance Plan, a “change in control” is defined as:

•	Any person acquiring 30% or more of Alcoa’s voting power if certain conditions are met; or

•	a majority of the Board is replaced during any 12-month period by directors whose appointment (i) is not endorsed by a majority of the Board before such date, and/or (ii) is in connection with an election contest or through the use of the Company’s proxy access procedures; or

•	Any person acquires (or has acquired within 12 months) assets of the Company that have a total gross fair market value of more than 40% of the total gross fair market value of Alcoa’s assets immediately before such transaction(s); or

•	The consummation of liquidation or dissolution of the Company.

In general, the CIC Severance Plan provides for the payment of severance benefits if a change in control occurs, and within the 24 months following, or three months preceding, either:

1.

The Company terminates the executive’s employment with the Company without “cause,” which is defined to mean intentional failure to perform stated duties after 30 days’ notice to cure, or willful engagement in conduct materially injurious to the Company; or

2.	The executive terminates employment with the Company for “good reason,” which is defined to mean:

•	The assignment of duties materially inconsistent with the position or a substantial adverse alteration in the nature and status of the position; or

•	Material reduction in total compensation and benefits; or
•	Relocation of more than 50 miles from principal job location; or

•	Failure to pay compensation to the eligible employee within 14 days of when such compensation is due.

The CIC Severance Plan provides a higher level of benefits for Alcoa’s CEO, CFO and General Counsel, and such other persons or positions that may be designated by the Committee from time to time (including continuation of the benefit for Mr. Oplinger effective February 1, 2023), than for other participating officers as a result of the Committee’s determination of the importance of the foregoing roles in the event of a potential change in control transaction. Please see “Other Compensation Plans and Arrangements of Alcoa—Change in Control Severance Plan” in the “Compensation Discussion and Analysis” section for information. Additionally, due to the previously announced pension plan freeze, Messrs. Harvey, Oplinger and Heeter would receive a lump sum amount designed to provide three years of ERIC to the defined contribution plan. ERIC is an employer contribution amount equal to 3% of salary and annual incentive compensation.

The amounts shown in the tables below include the value of accelerated vesting of stock options and stock awards for all participating NEOs. Awards do not have automatic vesting upon a change in control if a replacement award is provided by the successor entity, but such replacement awards would vest upon termination of an officer’s employment without cause or if the officer leaves for good reason, in either case within two years after a change in control. Values presented in the tables below assume that both a change in control and a qualifying termination occurred for each participating NEO on December 30, 2022. The estimated value of accelerated vesting of stock awards is calculated based on the closing price per share of Alcoa’s common stock on December 30, 2022, which was $45.47, and assumes that PRSU awards vest at the target level.

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Executive Compensation (continued)

Executive Severance Agreements.

Alcoa has entered into severance agreements with certain executives, including each of its NEOs, to facilitate transitioning of key positions to suit the timing needs of Alcoa by providing clarity to the parties about compensation and benefits to be received in certain termination scenarios.

The severance agreements with Messrs. Harvey and Oplinger provide that, if their employment is terminated without cause, they would receive the greater of (i) amounts under the applicable company involuntary severance policy, to which they would otherwise be entitled if a participant, or (ii) the following: a lump sum amount equivalent to two years’ base salary; a pro-rated annual bonus for the year in which the termination occurs, calculated based on achievement of applicable goals; reasonable outplacement services for a period of up to twelve months; continued health care benefits for a two-year period; and a lump sum amount designed to provide two additional years of ERIC under the defined contribution plan. In the case of an involuntary termination without cause, or a voluntary termination where they provide three months’ notice to Alcoa, Messrs. Harvey and Oplinger would also receive a lump sum severance payment of $50,000 upon execution of a general release of legal claims against Alcoa. No payments would be made under the agreement unless a general release is signed. The agreement requires Messrs. Harvey and Oplinger to comply with two-year non-competition and non-solicitation provisions, as well as confidentiality obligations.

The severance agreements with Mr. Heeter and Ms. Thomas provide that, if their employment is terminated without cause, they would receive the greater of (i) amounts under the applicable company involuntary severance policy, to which they would otherwise be entitled if a participant, or (ii) the following: a lump sum amount equivalent to one year’s base salary; a pro-rated annual bonus for the year in which the termination occurs, calculated based on achievement of applicable goals; reasonable outplacement services for a period of up to twelve months; continued health benefits for one year following termination; and a lump sum amount designed to provide one year of additional ERIC under the defined contribution plan. The agreement requires the executives to comply with one-year non-competition and non-solicitation provisions, as well as confidentiality obligations. No payment will be made under the agreement unless a general release is signed.

Each executive severance agreement contains a provision limiting the aggregate cash payouts thereunder to 2.99 times base salary plus incentive bonus (in a non-change in control scenario).

If severance payments or benefits are payable to any NEO under the CIC Severance Plan, no payments would be paid under the officer’s executive severance agreement.

Effective February 1, 2023, Mr. Slaven, Former Executive Vice President and Chief Operations Officer, left the Company. In connection with his departure and following his execution and non-revocation of a release of claims against the Company, in accordance with the terms and conditions of his severance agreement and subject to Code Section 409A, Mr. Slaven received or will receive the following payments and benefits: (i) a lump sum cash payment of $679,725, representing his annual base salary; (ii) a lump sum cash payment of $45,315 representing his pro-rated 2023 target IC compensation; (iii) a defined contribution plan payment, valued at $36,705, and (iv) health insurance and outplacement benefits, valued at $21,977. In addition, pursuant to the applicable terms and conditions of his outstanding unvested equity incentive awards, following his departure, a pro rata portion of his unvested RSUs and PRSUs will continue to vest on their original stated vesting schedules (subject to the achievement of applicable performance goals, in the case of his PRSUs), based on the number of days during the applicable vesting periods that Mr. Slaven remained employed by the Company. Such pro rata unvested awards had an aggregate value of $2,390,398 (assuming target performance) at the time of his separation of employment. The remaining portion of Mr. Slaven’s outstanding unvested equity incentive awards was forfeited in connection with his departure.

Equity Award Treatment.

Equity awards granted by Alcoa under the 2016 Stock Incentive Plan generally do not provide for accelerated vesting in circumstances where the awards are replaced by the successor in a change in control. Stock options and RSUs would continue to vest in accordance with their original vesting schedule following an employee’s termination of employment due to death, disability, or retirement that occurs at least six months after the grant date and may continue to vest if the termination is as a result of Alcoa’s divestiture of a business. In the case of PRSUs, such continued vesting is subject to achievement of applicable performance goals. Long Term Incentive amounts in the “Termination in Connection with a Change in Control” column, as shown in the following tables, assume that the awards accelerated because they were not replaced by the successor in a change in control.

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Executive Compensation (continued)

Tables Relating to Potential Payments Upon Termination

Roy C. Harvey

	Termination without Cause or for Good Reason ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(8)	Retirement ($)(8)(9)

Compensation

Cash Severance(1)	$2,365,040	$8,640,060	$0	$0	$0

Pro-Rata Bonus(2)	$1,033,500	$1,722,500	$1,033,500	$0	$0

Long Term Incentives

RSUs—Unvested(3)	$14,251,491	$19,904,947	$19,904,947	$19,904,947	$0

PRSUs—Unvested(3)(4)	$31,713,492	$40,415,237	$40,415,237	$40,415,237	$0

Stock Options—Unvested(5)	$0	$0	$0	$0	$0

Benefits and Perquisites

Health Insurance(6)	$42,195	$63,562	$0	$0	$0

Life & Accident Insurance(6)	$0	$2,562	$0	$0	$0

Outplacement Services	$8,908	$8,908	$0	$0	$0

Additional defined contribution plan amount(7)	$172,250	$258,375	$0	$0	$0

Total	$49,586,876	$71,016,151	$61,353,684	$60,320,184	$0
(1)

Cash Severance for “Termination without Cause or for Good Reason” is two times the sum of continued base salary and includes $50,000 for general release and for “Termination in Connection with a Change in Control” is three times the sum of continued base salary and target incentive for the year in which the Change in Control occurs.

(2)

Pro-rata Bonus amounts under “Termination without Cause or for Good Reason” and “Death” are based on actual 2022 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2022 IC at target.

(3)

RSU and PRSU amounts under “Termination without Cause or for Good Reason” are pro-rata for awards held for at least one year, therefore only the 2020 and 2021 RSUs are included, and for the “Termination in Connection with a Change in Control”, “Death” and “Disability” amounts are the full value of 2020, 2021 and 2022 awards as of December 30, 2022 at $45.47 per share.

(4)	PRSU amounts reflect the actual earned award for the completed 2020-2022 performance period at 178.8%, and the 2021 and 2022 three-year PRSU awards are reflected at target.
(5)	The Company has not issued stock options since 2020.
(6)	Health and life insurance costs are based on individual elections and budgeted rates for 2023 with assumed trend rates to estimate 2024 and 2025 costs. Present Values based on 5.6% discount rate.
(7)	Defined Contribution plan amount reflects the 3.0% benefit payable under the defined contribution plan.
(8)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability or retirement.
(9)

The executive was not eligible for retirement benefits on December 30, 2022 as he does not meet the retirement criteria under the plan. The retirement eligibility provisions are described under the 2022 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.

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Executive Compensation (continued)

William F. Oplinger

	Termination without Cause or for Good Reason ($)	Termination in Connection with a Change in Control ($)	Death ($)(8)	Disability ($)(8)	Retirement ($)(8)(9)

Compensation

Cash Severance(1)	$1,474,408	$4,262,853	$0	$0	$0

Pro-Rata Bonus(2)	$425,248	$708,747	$425,248	$0	$0

Long Term Incentives

RSUs—Unvested(3)	$4,255,992	$4,255,992	$4,255,992	$4,255,992	$4,255,992

PRSUs—Unvested(3)(4)	$8,495,387	$8,495,387	$8,495,387	$8,495,387	$8,495,387

Stock Options—Unvested(5)	$0	$0	$0	$0	$0

Benefits and Perquisites

Health Insurance(6)	$29,600	$44,589	$0	$0	$0

Life & Accident Insurance(6)	$0	$2,562	$0	$0	$0

Outplacement Services	$8,908	$8,908	$0	$0	$0

Additional defined contribution plan amount(7)	$85,050	$127,574	$0	$0	$0

Total	$14,774,593	$17,906,612	$13,176,627	$12,751,379	$12,751,379
(1)

Cash Severance for “Termination without Cause or for Good Reason” is two times the sum of continued base salary and includes $50,000 for general release and for “Termination in Connection with a Change in Control” is three times the sum of continued base salary and target incentive for the year in which the Change in Control occurs.

(2)

Pro-rata Bonus amounts under “Termination without Cause or for Good Reason” and Death are based on actual 2022 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2022 IC at target.

(3)

RSU and PRSU amounts under “Termination without Cause or for Good Reason,” Termination in Connection with a Change in Control,” “Death,” and “Disability” are the full value of 2020, 2021, and 2022 awards as of December 30, 2022 at $45.47 per share due to retirement eligibility.

(4)	PRSU amounts reflect the actual earned award for the completed 2020-2022 performance period at 178.8%, and the 2021 and 2022 three-year PRSU awards are reflected at target.
(5)	The Company has not issued stock options since 2020.
(6)	Health and life insurance costs are based on individual elections and budgeted rates for 2023 with assumed trend rates to estimate 2024 and 2025 costs. Present Values based on 5.6% discount rate.
(7)	Defined Contribution plan amount reflects the 3.0% benefit payable under the defined contribution plan.
(8)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability.
(9)

The executive was eligible for retirement benefits on December 30, 2022 as he satisfies the retirement criteria under the plan. The retirement eligibility provisions are described under the 2022 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.

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Executive Compensation (continued)

Jeffrey D. Heeter

	Termination without Cause or for Good Reason ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(8)	Retirement ($)(8)(9)

Compensation

Cash Severance(1)	$553,989	$2,980,989	$0	$0	$0

Pro-Rata Bonus(2)	$263,804	$439,674	$263,804	$0	$0

Long Term Incentives

RSUs—Unvested(3)	$2,488,573	$2,488,573	$2,488,573	$2,488,573	$2,488,573

PRSUs—Unvested(3)(4)	$5,052,626	$5,052,626	$5,052,626	$5,052,626	$5,052,626

Stock Options—Unvested(5)	$0	$0	$0	$0	$0

Benefits and Perquisites

Health Insurance(6)	$20,813	$62,793	$0	$0	$0

Life & Accident Insurance(6)	$0	$2,562	$0	$0	$0

Outplacement Services	$8,908	$8,908	$0	$0	$0

Additional defined contribution plan amount(7)	$29,678	$89,034	$0	$0	$0

Total	$8,418,391	$11,125,159	$7,805,003	$7,541,199	$7,541,199
(1)

Cash Severance for “Termination without Cause or for Good Reason” is 52 weeks of continued base salary commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is three times the sum of continued base salary and target incentive for the year in which the Change in Control occurs.

(2)

Pro-rata Bonus amounts under “Termination without Cause or for Good Reason” and Death are based on actual 2022 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2022 IC at target.

(3)

RSU and PRSU amounts under “Termination without Cause or for Good Reason,” Termination in Connection with a Change in Control,” “Death,” and “Disability” are the full value of 2020, 2021, and 2022 awards as of December 30, 2022 at $45.47 per share due to retirement eligibility.

(4)	PRSU amounts reflect the actual earned award for the completed 2020-2022 performance period at 178.8%, and the 2021 and 2022 three-year PRSU awards are reflected at target.
(5)	The Company has not issued stock options since 2020.
(6)	Health and life insurance costs are based on individual elections and budgeted rates for 2023 with assumed trend rates to estimate 2024 and 2025 costs. Present Values based on 5.6% discount rate.
(7)	Defined Contribution plan amount reflects the 3.0% benefit payable under the defined contribution plan.
(8)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability.
(9)

The executive was eligible for retirement benefits on December 30, 2022 as he satisfies the retirement criteria under the plan. The retirement eligibility provisions are described under the 2022 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.

72

2023 PROXY STATEMENT

Executive Compensation (continued)

Kelly R. Thomas

	Termination without Cause or for Good Reason ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(7)	Retirement ($)(7)(8)

Compensation

Cash Severance(1)	$450,000	$1,493,438	$0	$0	$0

Pro-Rata Bonus(2)	$222,539	$296,719	$222,539	$0	$0

Long Term Incentives

RSUs—Unvested(3)	$0	$245,993	$245,993	$245,993	$0

PRSUs—Unvested(3)(4)	$0	$368,762	$368,762	$368,762	$0

Stock Options—Unvested(5)	$0	$0	$0	$0	$0

Benefits and Perquisites

Health Insurance(6)	$21,008	$42,195	$0	$0	$0

Life & Accident Insurance(6)	$0	$1,700	$0	$0	$0

Outplacement Services	$8,908	$8,908	$0	$0	$0

Additional defined contribution plan amount(7)	$21,364	$41,541	$0	$0	$0

Total	$723,819	$2,499,256	$837,294	$614,755	$0
(1)

Cash Severance for “Termination without Cause or for Good Reason” is 52 weeks of continued base salary commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is two times the sum of continued base salary and target incentive for the year in which the Change in Control occurs.

(2)

Pro-rata Bonus amounts under “Termination without Cause or for Good Reason” and “Death” are based on actual 2022 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2022 IC at target.

(3)

RSU and PRSU amounts under “Termination without Cause or for Good Reason” are pro-rata for awards held for at least one year; Ms. Thomas was hired in 2022 and only has 2022 awards that were held less than the required one year period. For the “Termination in Connection with a Change in Control,” “Death” and “Disability” amounts are the full value of the 2022 awards as of December 30, 2022 at $45.47 per share.

(4)	PRSU amounts reflect the 2022 three-year PRSU awards at target.
(5)	The Company has not issued stock options since 2020.
(6)	Health and life insurance costs are based on individual elections and budgeted rates for 2023 with assumed trend rates to estimate 2024 and 2025 costs. Present Values based on 5.6% discount rate.
(7)	Defined Contribution plan amount reflects the 3.0% benefit payable under the defined contribution plan.
(8)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability or retirement.
(9)

The executive was not eligible for retirement benefits on December 30, 2022 as she does not meet the retirement criteria under the plan. The retirement eligibility provisions are described under the 2022 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.

73

2023 PROXY STATEMENT

Executive Compensation (continued)

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the ratio of the annual total compensation of our CEO, Roy C. Harvey, to that of our median employee. The SEC requires us to disclose the annual total compensation of each of Mr. Harvey and our median employee, as well as the ratio of their respective annual total compensation to each other (in each case, with annual total compensation calculated in accordance with SEC rules applicable to the SCT).

The values are as follows for 2022, our last completed fiscal year:

•	Mr. Harvey’s annual total compensation as disclosed in the SCT—$12,837,409
•	Our median employee’s annual total compensation— $99,021
•	Ratio of Mr. Harvey’s annual total compensation to our median employee’s annual total compensation—130:1

A primary purpose of this disclosure is to provide stockholders with a company-specific metric that can assist in their evaluation of our executive compensation practices. We believe our compensation philosophy and process yield an equitable result for our employees. We describe below the methodology used to identify our median employee and calculate the above-disclosed values.

Consistent with Instruction 2 to Item 402(u) of Regulation S-K, the applicable SEC rule, Alcoa may identify its median employee for purposes of providing such pay ratio disclosure once every three years and calculate and disclose total compensation for that employee each year; provided that, during the last completed fiscal year, there has been no change in the employee population or employee compensation arrangements that the Company reasonably believes would result in a significant change to the 2021 pay ratio disclosure.

•

Alcoa most recently calculated the median employee for purposes of providing such pay ratio disclosure in 2021. For 2022, we have reviewed the changes in our employee population and employee compensatory arrangements and, based on that review, determined that there was no change in our employee population or employee compensatory arrangements that would significantly impact the 2021 pay ratio disclosure and require us to identify a new median employee. Although this is the case, the median employee used in 2021 did experience a change in circumstances due to a promotion in 2022, resulting in compensation that we reasonably believe is not representative and would have resulted in a significant change in our pay ratio disclosure. Consistent with SEC rules, for 2022, we chose to use a substitute employee, immediately adjacent to the initial median employee, who had substantially similar compensation to that of the initial median employee, based on the compensation measure we had used to select the initial median employee.

•

We identified the median employee for purposes of our 2021 pay ratio disclosure using our global employee population as of October 31, 2021. We used a consistently applied compensation measure across our global employee population, excluding Mr. Harvey, to calculate the median employee compensation. For our consistently applied compensation measure, we calculated annual total compensation by aggregating, for each applicable employee (A) annual base salary for the trailing 12 months preceding October 31, 2021 (or, for hourly employees, the annual work schedule multiplied by hourly wage) and (B) cash target incentive compensation and/or performance pay. This measure of compensation resulted in the identification of a number of employees based in Australia, each of whom had identical compensation. We then calculated each of these employees’ actual 2021 fiscal year compensation in accordance with the rules applicable to the SCT and identified the median of this subset of employees as the employee whose compensation is disclosed above. We did not rely on any material assumptions, adjustments (e.g., cost-of-living adjustments), or estimates (e.g., statistical sampling) to identify our median employee or determine annual total compensation or any elements of annual total compensation for our median employee.

The above pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of the SEC’s Regulation S-K. However, the SEC’s pay ratio disclosure rule affords significant flexibility to companies in determining appropriate methodologies to identify the median employee and calculating the median employee’s annual total compensation. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations, business models, and compensation practices, and may utilize different methodologies to identify the median employee and calculate the median employee’s annual total compensation.

74

2023 PROXY STATEMENT

Pay Versus Performance

As discussed in the CD&A above, our Compensation Committee has implemented an executive compensation program designed to align pay with performance, retain talent, and drive stockholder value through programs and practices that incorporate sound policies and best practices. The following table sets forth additional compensation information for our NEOs, calculated in accordance with 402(v) of SEC Regulations
S-K.
While Summary Compensation Table (SCT) total compensation values and Compensation Actually Paid (CAP) values are shown together in the below table, they are calculated differently. The SCT compensation values include the accounting fair value of equity awards granted in the year shown (at the time the grant was made), whereas, CAP values include a revaluation of current year grants at year-end,
plus the year-over-year change in the fair value of multiple years of historical equity grants, valued at different times during the year. As CAP includes multiple years of grants, the calculation of CAP each year is heavily impacted by the change in our stock price, and therefore, may be higher or lower than the SCT compensation values.

2022 PAY VERSUS PERFORMANCE

			Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d) (1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e) (1)(2)	Value of Initial Fixed $100 Investment Based On:			Adjusted EBITDA Excluding Special Items— Non-Normalized (i) (4) (in millions)
Year (a)	Summary Compensation Table Total for PEO (b) (1)	Compensation Actually Paid to PEO 1 (c) (1)(2)			Total Shareholder Return (f) (3)	Peer Group Total Shareholder Return (g) (3)	Net Income (Loss) (h) (in millions)

2022	$12,837,409	$(1,846,653)	$2,594,429	$1,323,816	$213.42	$178.99	$38	$2,224

2021	$15,960,369	$71,419,061	$3,334,351	$20,670,785	$277.59	$157.75	$570	$2,763

2020	$13,280,808	$14,328,818	$3,273,590	$4,786,085	$107.16	$116.44	$(14)	$1,151
(1)
Roy Harvey served as our principal executive officer (“PEO”) for the full year for each of 2022, 2021 and 2020. For 2022, our non-PEO
NEOs included William Oplinger, John Slaven, Jeffrey Heeter, and Kelly Thomas. For 2021, our
non-PEO
NEOs included Messrs. Oplinger, Slaven, Timothy Reyes, and Heeter. For 2020, our
non-PEO
NEOs included Messrs. Oplinger, Slaven, Reyes, and Heeter.

(2)
For each of 2022, 2021 and 2020, the values Included in this column for the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO
NEOs reflect the following adjustments to the values included in column (b) and column (d), respectively:

Roy Harvey (PEO)	2022	2021	2020

Summary Compensation Table Total for PEO (column (b))	$12,837,409	$15,960,369	$13,280,808

- aggregate change in actuarial present value of pension benefits	$0	$0	$2,067,235

+ service cost of pension benefits	$0	$0	$172,579

+ prior service cost of pension benefits	$0	$0	$0

- SCT “Stock Awards” column value	$10,474,101	$12,113,517	$8,468,529

- SCT “Option Awards” column value	$0	$0	$0

+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$4,601,646	$31,694,323	$12,187,015

+/- year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$(8,254,905)	$36,132,923	$(298,172)

+ vesting date fair value of equity awards granted and vested in the covered year	$0	$0	$0

+/- year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	$(556,702)	$(255,037)	$(477,648)

- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$0	$0	$0

+ dollar value of dividends/earnings paid prior to the vesting date on equity awards in the covered year	$0	$0	$0

+ excess fair value for equity award modifications	$0	$0	$0

Compensation Actually Paid to PEO (column (c))	$(1,846,653)	$71,419,061	$14,328,818

75

2023 PROXY STATEMENT

Pay Versus Performance
(continued)

AVERAGE FOR NON-PEO NEOS	2022	2021	2020

Average SCT Total for Non-PEO NEOs (column (d))	$2,594,429	$3,334,351	$3,273,590
- aggregate change in actuarial present value of pension benefits	$0	$0	$744,812

+ service cost of pension benefits	$0	$0	$122,172

+ prior service cost of pension benefits	$0	$0	$0

- SCT “Stock Awards” column value	$1,530,955	$1,817,086	$1,217,556

- SCT “Option Awards” column value	$0	$0	$0

+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$1,632,281	$8,717,424	$3,283,942

+/- year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$(1,509,632)	$10,469,915	$137,089

+ vesting date fair value of equity awards granted and vested in the covered year	$0	$0	$0
+/- year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	$137,693	$(33,819)	$(68,340)

- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$0	$0	$0

+ dollar value of dividends/earnings paid prior to the vesting date on equity awards in the covered year	$0	$0	$0

+ excess fair value for equity award modifications	$0	$0	$0

Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$1,323,816	$20,670,785	$4,786,085
(3)
Total shareholder return for the Company and the peer group was calculated as the yearly percentage change in cumulative total shareholder return based on a deemed fixed investment of $100 at market close on December 31, 2019 and in accordance with Items 201(e) and 402(v) of Regulation
S-K.
For purposes of this pay versus performance disclosure, our peer group is the S&P Metals and Mining Select Industry Index (the “PvP Peer Group”).
Because fiscal years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

(4)	Adjusted EBITDA, Excluding Special Items—Non-Normalized is calculated for IC plan purposes as described in “Attachment A—Additional Information Regarding Performance Measures .’’

76

2023 PROXY STATEMENT

Pay Versus
Perfo
rmance
(continued)

Pay
Versus Perfo
rm
an
c
e Relation
sh
ip Descrip
tion
s
The following comparisons provide descriptions of the relationships between certain figures Included in the Pay Versus Performance table for each of 2022, 2021, and 2020, including: (a) a comparison between our cumulative to
t
al shareholder return and the total shareholder return of the PvP Peer Group; and (b) comparisons between (i) the compensation actually paid to the PEO and the average compensation actually paid to our non-PEO
NEOs and (ii) each of the performance measures set forth in columns (f), (h) and (i) of the Pay Versus Performance table.

Tabular List
The following table lists the financial performance measures that we believe represent the most important financial performance measures we use to link compensation actually paid to our NEOs for fiscal 2022 to our performance:

Relative Total Shareholder Return
Average Return on Equity

Adj. EBITDA excluding special items (non-normalized)
Free Cash Flow (normalized)

77

2023 PROXY STATEMENT

Equity Compensation Plan Information

The following table provides information about Alcoa’s common stock that is authorized for issuance under the Company’s equity compensation plan as of December 31, 2022. Additional information is included in Note N of the Consolidated Financial Statements in Part II, Item 8 of the 2022 Form 10-K.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected column (a))(3) (c)
Equity compensation plans approved by security holders	5,670,567	$23.88	11,451,375
Equity compensation plans not approved by security holders	0	0	0

Total	5,670,567	$23.88	11,451,375
(1)

Represents shares underlying awards that have been granted under the terms of the 2016 Stock Incentive Plan. Table amounts are comprised of: 220,596 shares issuable pursuant to stock options; 2,896,311 RSUs (employee time-based RSUs and deferred fee RSUs issued quarterly to individual directors who elect to defer their cash fees); and 2,553,660 PRSUs (assuming maximum achievement).

(2)	Reflects the weighted-average exercise price of stock options, and does not take into account RSUs or PRSUs, as such awards have no exercise price.
(3)

This number only reflects securities available for issuance under the 2016 Stock Incentive Plan. Under the terms of the plan, any award, other than an option or stock appreciation right (“SAR”), will count as 1.63 shares against the remaining pool from May 10, 2017 and thereafter. Options and SARs will be counted as one share for each option or SAR.

78

2023 PROXY STATEMENT

Item 5 Stockholder Proposal to Subject Termination Pay to Stockholder Approval, if Properly Presented

The following stockholder proposal will be voted upon at the Annual Meeting if such proposal is properly presented at the Annual Meeting by or on behalf of the stockholder proponent. Stockholders submitting a proposal must appear personally or by proxy at the Annual Meeting to move the proposal for consideration. The Company has been advised that Mr. John Chevedden, as the proxy for Mr. Kenneth Steiner, beneficial owner of at least 100 shares of the Company’s common stock, whose address is 14 Stoner Avenue, 2M, Great Neck, New York 11021, intends to present the proposal set forth below. As required by SEC rules, the proposal and supporting statement are presented below in the form received from the stockholder proponent. The Board and the Company are not responsible for the contents of the following stockholder proposal or supporting statement. The graphic below was provided by the stockholder proponent and not the Company.

Proposal 5 - Shareholder Ratification of Excessive Termination Pay

Shareholders request that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.

“Severance or termination payments” include cash, equity or other pay that is paid out or vests due to a senior executive’s termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred pay earned and vested prior to termination.

“Estimated total value” includes: lump-sum payments; payments offsetting tax liabilities, perquisites or benefits not vested under a plan generally available to management employees, post-employment consulting fees or office expense and equity awards if vesting is accelerated, or a performance condition waived, due to termination.

The Board shall retain the option to seek shareholder approval after material terms are agreed upon.

Generous performance-based pay can sometimes be justified but shareholder ratification of “golden parachute” severance packages with a total cost exceeding 2.99 times base salary plus target short-term bonus better aligns management pay with shareholder interests.

For instance at one company, that does not have this policy, if the CEO is terminated he could receive $44 million in termination pay - over 10 times his base salary plus short-term bonus. In the event of a change in control, the same person could receive a whopping $124 million in accelerated equity payouts even if he remained employed.

This proposal topic received between 51% and 65% support at:

AbbVie (ABBV)

FedEx (FDX)

Spirit AeroSystems (SPR)

Alaska Air (ALK)

Fiserv (FISV)

Please vote yes:

Shareholder Ratification of Excessive Termination Pay - Proposal 5

79

2023 PROXY STATEMENT

Item 5 Stockholder Proposal to Subject Termination Pay to Stockholder Approval, if Properly Presented (continued)

Statement of Opposition

The Board of Directors has carefully considered this stockholder proposal and recommends that stockholders vote AGAINST this proposal for the following reasons:

Summary

This proposal requests that Alcoa seek stockholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments (including accelerated vesting of equity) with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus (the “Steiner Limit”). The Board believes that the stockholder proposal is unnecessary and not in the best interests of stockholders for the following reasons:

1.	Alcoa’s existing severance and termination arrangements are consistent with market practice and contain reasonable and appropriate limits, including a 2.99 limit under severance agreements;
2.	The proposal is vague, and it is unclear which employees’ severance arrangements would be subject to the Steiner Limit, if adopted;
3.	Requiring Alcoa to call a special meeting of stockholders in order to negotiate a severance agreement would create expensive and impractical obstacles;
4.	The proposal discourages the use of at-risk, long-term equity incentives, which are tied to delivering significant performance results and aligned with stockholder interests;
5.	The proposal could place Alcoa at a competitive disadvantage by limiting our ability to attract and retain highly qualified and effective employees; and
6.	The proposal would unduly restrict Alcoa’s and the Compensation and Benefit Committee’s ability to structure competitive compensation programs.

Alcoa’s existing severance and termination arrangements are consistent with market practice and contain reasonable and appropriate limits, including a 2.99 limit under severance agreements.

The Board believes that the Company’s existing arrangements already provide reasonable, appropriate, and defined limits on post-termination compensation that best serve the interests of Alcoa stockholders by providing severance benefits only in limited employment termination circumstances. The Board’s Compensation and Benefits Committee (the “Committee”) is advised by an independent compensation consultant and regularly reviews market practices for compensation. It is market practice for companies to provide termination and severance arrangements for employees, as the Company does. The Company’s existing termination and severance arrangements provide generally narrow benefits in termination scenarios and include a 2.99 limit, as described below. The proposal seeks to go even further by including the value of accelerated equity in a termination scenario within the Steiner Limit. The Board and the Committee believe that the existing arrangements are appropriate and effective at aligning the interests of our employees with those of our stockholders. Adoption of this proposal could undermine the objectives of our programs.

Alcoa’s officers are parties to individual severance agreements with the Company (each, a “Severance Agreement” and, collectively, “Severance Agreements”), which contain a 2.99 limit. Under the Severance Agreements, cash severance of approximately one, or two (in the case of the CEO, CFO, and current COO), times base salary, a pro-rata bonus, and other limited benefits (excluding equity) will be paid in the event of an involuntary termination without cause. The Severance Agreements provide that, in the event that any payments under an officer’s Severance Agreement are more than 2.99 times the officer’s base salary and bonus, the payments that the officer will be eligible to receive will be reduced to stay within such limit.

Under the terms of our long-term equity incentive awards, any executive that is terminated without cause forfeits any unvested stock award granted within the prior one year period and receives, at the prescheduled vesting date, prorated amounts (based on service) for awards granted earlier than one year prior to termination. Our stock plan does not permit the acceleration of unvested stock awards, except as described below.

Under the Alcoa Corporation Amended and Restated Change In Control Severance Plan (the “CIC Severance Plan”), any severance or termination pay in connection with a change in control of the Company requires a “double-trigger,” consistent with best practices. As described in this Proxy Statement, this “double trigger” requirement means that the CIC Severance

80

2023 PROXY STATEMENT

Item 5 Stockholder Proposal to Subject Termination Pay to Stockholder Approval, if Properly Presented (continued)

Plan does not provide for the payment of any severance compensation unless and until an officer’s employment is terminated, in limited qualifying circumstances, in connection with a change in control. Furthermore, the CIC Severance Plan includes a provision that provides for benefits and amounts to be cut back in certain circumstances to under a 2.99 times limit to avoid excise tax applying to such amounts. Equity accelerates in a change in control scenario only if the acquiring company does not issue a replacement award.

The Committee believes that the provisions in its current Severance Agreements, equity award arrangements, and CIC Severance Plan provide for reasonable, appropriate, and defined severance and termination payments that are consistent with market practice and made only in limited circumstances. The Company’s existing arrangements enable the Company to offer these benefits in situations that we believe are appropriate, such as permitting equity vesting in the event of a double trigger CIC. Therefore, the Committee believes that these arrangements strike the right balance between (i) the Company’s imperative to attract and retain key talent in an extremely competitive marketplace, on the one hand, and (ii) limiting potential severance and benefit costs to Alcoa in the event of certain employment termination events, on the other hand, and should not be subject to specific stockholder approval beyond the general Say-on-Pay advisory vote that we hold annually.

These arrangements are described in our proxy statement each year, and our omnibus stock plan has been approved by our stockholders. Our stockholders have expressed continued significant support for our executive compensation program in the Say-on-Pay vote over the past six years, which received over 94% approval at the 2022 Annual Meeting.

The proposal is vague, and it is unclear which employees’ severance arrangements would be subject to the Steiner Limit, if adopted.

This proposal is vague and broad, and if this proposal is approved by our stockholders, it is unclear how it should be implemented because it refers to “senior managers” without providing any definition of this term. Alcoa is a global company with approximately 13,000 employees, hundreds of which could be considered “senior managers.” The proposal could be interpreted to apply to only a few senior executive employees, on the one hand, or a very large number of employees, on the other hand. The proposal leaves Alcoa without a clear understanding of whose arrangements would be subject to the Steiner Limit and require stockholder approval before adoption. Moreover, the additional complexity contemplated under the proposal would not provide value to stockholders by requiring their approval of severance or termination arrangements for potentially hundreds of employees at the senior manager level.

Requiring Alcoa to call a special meeting of stockholders in order to negotiate a severance agreement would create expensive and impractical obstacles.

A requirement to call a special meeting of stockholders to obtain prior approval of a severance arrangement that would provide benefits in excess of the Steiner Limit would be expensive and impractical and could severely disadvantage Alcoa’s ability to recruit qualified employees, especially given the potential breadth of “senior manager” employees the proposal appears to cover. Top candidates, when informed that the terms of their compensation arrangements first require stockholder approval, would likely be unwilling to wait for such approval and may instead seek employment elsewhere, including Alcoa’s competitors that may not have similar restrictions on their ability to offer severance benefits, which are a typical element of executive compensation. Delay and uncertainty would be injected into the hiring process, disadvantaging the Company in its efforts to recruit and retain the best available executive talent.

Furthermore, avoiding stockholder approval by entering into severance arrangements for amounts less than the Steiner Limit would not offer a practical solution to this obstacle. The Steiner Limit offered in the proposal includes not only cash severance but also the value of prior equity awards that accelerate upon a termination event. It is market practice that severance arrangements provide for at least partial vesting of equity awards upon certain types of severance events, similar to some of the Company’s existing arrangements. An arrangement that provides for accelerated vesting of stock awards upon termination would have a higher probability of exceeding the Steiner Limit, and requiring stockholder approval in this circumstance would inhibit the Company’s ability to remain competitive in attracting and retaining highly qualified employees.

81

2023 PROXY STATEMENT

Item 5 Stockholder Proposal to Subject Termination Pay to Stockholder Approval, if Properly Presented (continued)

The proposal discourages the use of at-risk, long-term equity incentives, which are tied to delivering significant performance results and aligned with stockholder interests.

The proposal would potentially require stockholder approval in order for certain employees and executives to enter into agreements or participate in plans to realize the full value of their equity awards upon a qualifying termination related to a change in control. Calling a special meeting of stockholders to obtain stockholder approval of such accelerated vesting arrangements would be expensive and impractical, and the Board believes that the proposal could have the effect of discouraging the use of long-term equity incentive awards, which directly conflicts with the key objectives of our executive compensation programs to “pay-for-performance” and align stockholder and executive interests.

We manage Alcoa’s operations and business for the long-term benefit of our stockholders and reward the executives accordingly through long-term equity compensation. For example, Alcoa’s CEO annual target compensation is comprised heavily of at-risk compensation, with nearly 75% in the form of long-term equity incentive awards, which generally vest over three years. A significant portion of these equity awards is tied to the achievement of goals related to the Company’s key performance metrics, such as Relative TSR, Average ROE, and reductions to carbon intensity in our operations, which are measured over three-year periods because these goals take time to achieve. Equity awards incentivize the achievement of Alcoa’s business strategies and goals and motivate and reward our senior executives for increasing long-term stockholder value. These awards are a fundamental element of our compensation programs, and employees have the expectation that they will be given a fair opportunity to realize the full value of these awards if Alcoa performs well against its strategic goals.

The proposal could place Alcoa at a competitive disadvantage by limiting our ability to attract and retain highly qualified and effective employees.

Alcoa operates a global enterprise in a challenging business environment, and we compete with other companies in recruiting and maintaining talented employees. Therefore, we seek to provide an overall compensation package that is competitive with all types of companies. Each element of compensation is intended to fulfill this important goal, and severance and termination arrangements are a key and typical element of compensation packages. Moreover, severance agreements provide clarity, in advance, to both the Company and executives about compensation related to a “termination without cause” event, with the aim of avoiding time-consuming, expensive, and potentially distracting litigation. The proposal would have an adverse effect on Alcoa’s ability to attract and retain employees because a significant portion of an employee’s compensation may be contingent on stockholder approval and remain uncertain until a stockholder vote could be held. This competitive inequity could result in executive vacancies and turnover that are detrimental to the Company and its stockholders.

The proposal would unduly restrict Alcoa’s and the Compensation and Benefits Committee’s ability to structure competitive compensation programs.

We believe that Alcoa and the Committee are best positioned to structure compensation programs that address our needs as a global company. Alcoa and the Committee have the resources to design and implement our executive compensation practices and principles that provide appropriate incentives for executives and align their interests with those of our stockholders. Alcoa and the Committee need to have the flexibility and discretion to structure effective compensation programs, also considering regulatory complexity across jurisdictions where employees are located, market competitiveness, and Alcoa’s strategic, operational, and financial goals. Imposing the arbitrary Steiner Limit to termination or change of control scenarios or otherwise requiring stockholder approval would unduly limit Alcoa’s and the Committee’s ability to exercise their judgment.

For these reasons, the Board of Directors believes that stockholder interests are best served by voting against the proposal.

The Board of Directors recommends a vote “AGAINST” Item 5, the stockholder proposal to subject termination pay to stockholder approval, if properly presented.

82

2023 PROXY STATEMENT

Questions and Answers

About the Annual Meeting and Voting

1.	How do I attend and participate in the Annual Meeting?

Our virtual Annual Meeting will be conducted on the internet via live webcast. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AA2023. Stockholders will be able to vote their shares electronically during the Annual Meeting.

Stockholders who would like to attend and participate in the Annual Meeting will need the 16-digit control number included on their Notice, proxy card, or voting instruction card. The Annual Meeting will begin promptly at 9:30 a.m. EDT. We encourage you to access the Annual Meeting prior to the start time. Online access will begin 15 minutes prior to the start of the Annual Meeting, at 9:15 a.m. EDT.

The virtual Annual Meeting platform is fully supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should confirm that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Attendees should allow plenty of time to log in prior to the start of the Annual Meeting. We will also provide details on how to attend, ask questions, and participate in the Annual Meeting at https://investors.alcoa.com. We encourage you to check this website prior to the Annual Meeting if you plan to attend.

2.	How do I ask a question at the Annual Meeting?

The virtual Annual Meeting format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question prior to the Annual Meeting, you may do so beginning one week in advance of the Annual Meeting, by logging in to www.proxyvote.com and entering your 16-digit control number. Once past the login screen, click on “Submit Questions.” If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/AA2023, typing your question into the “Ask a Question” field, and clicking “Submit.”

Questions pertinent to the Annual Meeting will be answered in the Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investor Relations website, https://investors.alcoa.com, as soon as practicable after the Annual Meeting.

Although the live webcast is available only to stockholders as of the record date for the meeting, a replay of the meeting will be available on our website at https://investors.alcoa.com.

3.	Where can I find additional information relevant to the Annual Meeting?

Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/AA2023.

Although the live webcast is available only to stockholders as of the record date for the meeting, a replay of the meeting will be available on our website at https://investors.alcoa.com.

4.	What if I encounter technical difficulties accessing the Annual Meeting?

If you encounter any technical difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page for assistance. Technical support will be available beginning approximately 15 minutes prior to the start of the Annual Meeting through its conclusion.

Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/AA2023 and at https://investors.alcoa.com.

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Questions and Answers About the Annual Meeting and Voting (continued)

5.	Who is entitled to vote and how many votes do I have?

If you were a holder of Alcoa common stock at the close of business on the record date, March 8, 2023, you are eligible to vote at the Annual Meeting. For each matter presented for vote, you have one vote for each share you own.

6.	What is the difference between holding shares as a registered stockholder, and as a beneficial owner of shares?

Registered Stockholder. If your shares of common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “registered stockholder” of those shares.

Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm, or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization how to vote the shares held in your account.

7.	How do I vote if I am a registered stockholder?

By Telephone or Internet. All registered stockholders can vote by telephone, by using the toll-free telephone number on their Notice or proxy card, or through the internet, at the web address provided and by using the procedures and instructions described on the Notice or proxy card. The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

By Written Proxy. All registered stockholders who received paper copies of our proxy materials can also vote by written proxy card. If you are a registered stockholder and receive a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Alcoa Board.

During the Annual Meeting. All registered stockholders may vote online during the Annual Meeting. You will need the 16-digit control number included on your Notice or proxy card to log in to the virtual meeting platform at www.virtualshareholdermeeting.com/AA2023. Voting electronically online during the Annual Meeting will replace any previous votes.

Whether or not you plan to attend and participate in the meeting, we encourage you to vote by proxy as soon as possible before the Annual Meeting. Your shares will be voted in accordance with your instructions.

8.	How do I vote if I am a beneficial owner of shares?

Your broker is not permitted to vote on your behalf on “non-routine” matters, unless you provide specific instructions by completing and returning the voting instruction card from your bank, broker, or other similar organization or by following the instructions provided to you for voting your shares via telephone or the internet. For the Annual Meeting, only the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for 2023 (Item 2) is considered to be a routine matter. For your vote to be counted with respect to non-routine matters (Items 1, 3, 4, and 5), you will need to communicate your voting decisions to your bank, broker, or other similar organization before the date of the Annual Meeting. All beneficial owners may also vote online during the Annual Meeting. You will need the 16-digit control number included on your voting instruction card to log in to the virtual meeting platform at www.virtualshareholdermeeting.com/AA2023. Voting electronically online during the Annual Meeting will replace any previous votes.

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Questions and Answers About the Annual Meeting and Voting (continued)

9.	How do I vote if I participate in one of the employee savings plans?

Stockholders in an Alcoa savings plan may attend and participate in the Annual Meeting but will not be able to vote shares held in an Alcoa savings plan electronically online during the Annual Meeting. You must vote in advance of the Annual Meeting by providing the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically using the internet. The trustee is the only one who can vote your shares and the trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m. EDT, on May 2, 2023.

10.	What does it mean if I receive more than one Notice?

If you are a registered stockholder or participate in Alcoa’s employee savings plans, you will receive one Notice (or if you are an employee with an Alcoa email address, an email proxy form that will be disseminated at the time the Notice and this Proxy Statement is first available to stockholders) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-800-522-6645 (in the U.S. and Canada) or 1-201-680-6578 (all other locations) or through the Computershare website, www.computershare.com.

11.	Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the Annual Meeting (please note that, in order to be counted, the revocation or change must be received by 11:59 p.m. EDT on May 4, 2023, or by 11:59 p.m. EDT on May 2, 2023 in the case of instructions to the trustee of an employee savings plan):

•	Vote again by telephone or at the internet website.
•	Transmit a revised proxy card or voting instruction card that is dated later than the prior one.
•	Registered stockholders may notify Alcoa’s Secretary in writing that a prior proxy is revoked.
•	Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.
•	Vote online during the Annual Meeting.

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand. Voting online during the Annual Meeting will replace any previous votes.

12.	Is my vote confidential?

Yes. Proxy cards, ballots, and voting tabulations that identify stockholders are kept confidential except:

•	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
•	in the case of a contested proxy solicitation; or
•	to allow the independent inspector of elections to certify the results of the vote.

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Questions and Answers About the Annual Meeting and Voting (continued)

13.	What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for a matter but does not have the authority to vote because the beneficial owner did not provide voting instructions on such matter. Under NYSE rules, the proposal to ratify the appointment of independent auditor (Item 2) is considered a “discretionary” or “routine” item. This means that brokerage firms may vote on such item in their discretion on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the Annual Meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “non-discretionary” or “non-routine” items; brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.

14.	What constitutes a “quorum” for the meeting?

A quorum is a majority of the outstanding shares that are entitled to vote as of the record date present at the meeting or represented by proxy. A quorum is necessary to conduct business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you have properly voted by proxy. Abstentions and broker non-votes count as present at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.

15.	What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 8, 2023, the record date for the meeting, Alcoa had 178,354,516 outstanding shares of common stock. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Alcoa is incorporated in the State of Delaware and its shares are listed on the NYSE. As a result, the Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our stockholders. Under our Bylaws, when a quorum is present, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the Company’s stockholders. Under the DGCL and our Bylaws, shares that abstain constitute shares that are present and entitled to vote. Shares abstaining have the practical effect of being voted “against” the matter, other than in the election of directors and the approval of the frequency of the advisory vote to approve the Company’s NEO compensation.

With respect to the election of directors, in order to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the Annual Meeting in respect of his or her election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.

With respect to the approval of the frequency of the advisory vote to approve the Company’s NEO compensation, because the advisory vote entails three choices (one year, two years, or three years) in addition to stockholders’ option to abstain from voting, it is possible that none of these choices will receive a majority vote. In such a case, the Board expects to be guided by the voting option that receives the greatest number of votes, even if that alternative does not receive a majority vote.

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Questions and Answers About the Annual Meeting and Voting (continued)

A description of the voting requirements and related effect of abstentions and broker non-votes on each item is as follows:

	Voting Options:	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions and Broker Non-Votes
Item 1—Election of 9 Director Nominees to Serve for One-Year Terms Expiring in 2024	“For,” “Against,” or “Abstain” on each nominee	“FOR” each nominee	Majority of votes cast for such nominee	None
Item 2—Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2023	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the Annual Meeting and entitled to vote	Abstentions are treated as votes “against.” Brokers have discretion to vote on this item.
Item 3—Approval, on an Advisory Basis, of the Company’s 2022 Named Executive Officer Compensation	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the Annual Meeting and entitled to vote	Abstentions are treated as votes “against.” Broker non-votes have no effect.
Item 4—Approval, on an Advisory Basis, of the Frequency of the Advisory Vote to Approve the Company’s Named Executive Officer Compensation	“1 Year,” “2 Years,” “3 Years,” or “Abstain”	“1 YEAR”	Majority of shares represented at the Annual Meeting and entitled to vote (the Board expects to be guided by the voting option that receives the greatest number of votes, even if that alternative does not receive a majority vote)	None
Item 5—Stockholder Proposal to Subject Termination Pay to Stockholder Approval, if Properly Presented	“For,” “Against,” or “Abstain”	“AGAINST”	Majority of shares represented at the Annual Meeting and entitled to vote	Abstentions are treated as votes “against.” Broker non-votes have no effect.

16.	Who pays for the solicitation of proxies?

Alcoa pays the cost of soliciting proxies. Proxies will be solicited by Alcoa on behalf of the Board by mail, telephone, other electronic means or in person. We have retained Innisfree M&A Inc., 501 Madison Avenue, New York, NY 10222, to assist with the solicitation for an estimated fee of $15,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. Our employees may also solicit proxies for no additional compensation.

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Questions and Answers About the Annual Meeting and Voting (continued)

17.	How do I comment on Company business?

Your comments are collected when you vote using the internet. You may also send your comments to us at Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary. Although it is not possible to respond to each stockholder, your comments help us to understand your concerns.

18.	When are 2024 stockholder proposals due?

To be considered for inclusion in the Company’s 2024 proxy statement, stockholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than November 17, 2023. Address all stockholder proposals to: Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the Annual Meeting, notice of intention to present the proposal, including all information required to be provided by the stockholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices not later than the close of business on February 5, 2024, and not earlier than the close of business on January 6, 2024. Address all notices of intention to present proposals at the 2024 Annual Meeting to: Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary.

19.	What is “householding”?

Stockholders who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help confirm that stockholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, and environmental impact.

We will deliver promptly, upon written or oral request, a separate copy of the 2022 Form 10-K, Proxy Statement, or Notice, as applicable, to a security holder at a shared address to which a single copy of the document was delivered. Please direct such requests to Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary or by email at Corporate_Secretary@Alcoa.com.

Registered stockholders may also request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare, at 1-800-522-6645 (in the U.S. and Canada), 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 43006, Providence, RI 02940-3006 or through the Computershare website, www.computershare.com. Stockholders owning their shares through a bank, broker, or other similar organization may request to begin or to discontinue householding by contacting their bank, broker or other nominee or by calling 1-866-540-7095.

20.	How may I obtain a copy of Alcoa’s 2022 Form 10-K and proxy materials?

The Company will provide by mail or email, without charge, a copy of its 2022 Form 10-K (not including exhibits and documents incorporated by reference), the Proxy Statement for this Annual Meeting, and the Annual Report on Form 10-K and proxy materials for future Annual Meetings (once available) at your request. Please direct all requests to Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary, call 412-315-2900, or email Corporate_Secretary@Alcoa.com. These materials also are available, free of charge, on Alcoa’s website at www.alcoa.com. Requests for materials relating to the Annual Meeting, by calling 1-800-579-1639, must be made by April 21, 2023 to facilitate timely delivery.

21.	Can other business in addition to the items listed on the agenda be transacted at the meeting?

The Company knows of no other business to be presented for consideration at the Annual Meeting other than the items indicated in the Notice. If other matters are properly presented at the Annual Meeting, the persons designated as authorized proxies on your proxy card may vote on such matters in their discretion. In addition, the persons designated as authorized proxies on your proxy card may vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any adjournments or postponements of the Annual Meeting.

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ATTACHMENT A — Additional Information Regarding Performance Measures

2022 Annual Incentive Compensation and Pay Versus Performance (PVP)

Management does not consider the following non-GAAP measures to be a replacement of the most directly comparable GAAP measures, but instead considers such measures as additional information to consider when evaluating the Company’s financial performance.

Adjusted EBITDA, Excluding Special Items—Non-Normalized (IC and Company-Selected Measure for PVP)

Alcoa Corporation’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Special items are comprised of items management deems appropriate to exclude from non-GAAP performance measures. Special items include, for the year ended December 31, 2022, net cost of power associated with the Portland, Australia smelter, costs related to the restart process at the Alumar, Brazil smelter and at the Portland, Australia smelter, and net charges for other special items. This metric was adjusted to exclude the impact associated with our decision to cease sales to Russian companies.

Free Cash Flow—Normalized

Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures, which are both necessary to maintain and expand Alcoa’s asset base and expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

For incentive compensation purposes, the Company’s Free Cash Flow—Normalized metric is calculated by taking Alcoa’s Free Cash Flow (which is derived from the Company’s audited Consolidated Financial Statements) for the fiscal year ended December 31, 2022 and normalizing the metric for certain factors not in management’s control.

We normalize for the following items, each of which may have significant effects on financial results but are not impacted by management performance or otherwise within management’s control. Because we generally do not hedge against fluctuations in LME and API prices and foreign exchange rates, normalization adjustments were made relative to certain described metrics in determining the 2022 IC awards. For 2022, the most significant normalization impacts were driven by LME, API, regional premiums and tariffs, and currencies, offset by raw material prices. Additionally, we adjust for certain items deemed to be special items to the Company’s financial results. This metric was adjusted to exclude impacts associated with smelter restart costs and our decision to cease sales to Russian companies.

A description of the normalization of these factors follows:

•

LME Pricing and API: Without normalization, in years when the LME price of aluminum, or the price of alumina through the API, rises rapidly relative to plan (i.e., our forecasts), annual incentive compensation would be less effective as a performance incentive because management would receive an unearned benefit. Conversely, when LME and API prices for aluminum and alumina, respectively, fall dramatically relative to our plan, failure to normalize would demotivate employees by placing annual incentive compensation awards out of reach for reasons beyond their control. Our use of normalization enables us to drive operational and financial performance, particularly in recent years of volatile prices.

•

Currency Exchange Rates: Because our revenues are largely U.S. dollar-denominated, while costs in non-U.S. locations are largely denominated in local currency, the volatility of currency exchange rates may have a significant impact on earnings. As our commodities are traded in U.S. dollars, we typically have seen an inverse correlation to foreign currency exchange. Therefore, to avoid double counting, the normalization for the commodity price swings needs to be corrected by concurrent normalization of foreign exchange.

•

Regional Premiums and Tariffs: In addition to LME, API, and foreign currency normalization, results historically have been adjusted to neutralize 50% of the fluctuations in regional aluminum premiums compared to plan as well as 50% of the benefit from tariffs.

•

Raw Material Prices: For 2022, results were normalized to neutralize 100% of the fluctuations in raw material prices compared to the plan. Similar to LME and API, when raw material prices rise rapidly relative to plan, failure to normalize would demotivate employees by placing annual incentive compensation awards out of reach for reasons beyond their control; and conversely, in scenarios of lower raw material prices, annual incentive compensation would be less effective as a performance incentive because management would receive an unearned benefit.

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2023 PROXY STATEMENT

ATTACHMENT A (continued)

Long-Term Equity Incentive Compensation

Return on Equity (ROE) Improvement

The Company’s ROE Improvement metric is calculated by dividing net (loss) income attributable to Alcoa plus special items by shareholder’s equity over the 2020-2022 performance period, against the baseline result at fiscal year end 2019.

Special items are comprised of restructuring and other charges, various tax items, and other items management deemed appropriate to exclude from non-GAAP performance measures such as Adjusted EBITDA.

Shareholder’s equity is determined as follows: Total assets minus total liabilities minus non-controlling interest (four quarter average).

The ROE improvement metric is normalized for LME and API pricing, 50% of regional premiums/tariffs, foreign currency exchange rate fluctuations, raw material prices, and Australia gas price increases, and special items.

Average ROE

The Company’s Average ROE metric is calculated by dividing net (loss) income attributable to Alcoa plus special items by shareholder’s equity at the end of each fiscal year in the 2022-2024 performance period, then dividing by three years to calculate the average.

Special items are comprised of restructuring and other charges, various tax items, and other items management deemed appropriate to exclude from non-GAAP performance measures such as Adjusted EBITDA.

Shareholder’s equity is determined as follows: Total assets minus total liabilities minus non-controlling interest (four quarter average).

Carbon Intensity

Renewable energy means energy derived from natural processes that are replenished constantly, such as sunlight, wind, and hydropower. Included in the definition is electricity and heat generated from sunlight, wind, oceans, hydropower, biomass, geothermal resources, and biofuels and hydrogen derived from renewable resources. Nuclear power is excluded.

For our Alumina segment goal, carbon (CO2e) reduction in our refining operations is measured using tons of CO2e per tons of alumina produced, relative to refineries with greater than 2.5M metric tons of annual production, based on Scope 1 and Scope 2 emissions information provided by independent third-party CRU.

Aluminum segment renewable energy production in smelting operations includes both direct and purchased renewable energy, and is calculated as a percentage of renewable energy versus total megawatt hours purchased. Measure excludes closed smelters but includes San Ciprián, which is currently curtailed but has planned restart. Renewable energy means energy (including electricity and heat) derived from natural processes that are replenished constantly, such as sunlight, wind, and hydropower; nuclear power is excluded.

Proportional Net Debt

The Company’s proportional net debt is defined as Alcoa’s adjusted net debt (total debt subtracting total cash and cash equivalents plus net pension and OPEB liability) less the portions of those items attributable to noncontrolling interest.

A-2

201 ISABELLA STREET, SUITE 500 PITTSBURGH, PA 15212

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 4, 2023 or by 11:59 p.m. Eastern Daylight Time on May 2, 2023 for shares held in an Alcoa savings plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AA2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 4, 2023 or by 11:59 p.m. Eastern Daylight Time on May 2, 2023 for shares held in an Alcoa savings plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V01181-P85635	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ALCOA CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE LISTED IN ITEM 1, FOR ITEMS 2 AND 3, FOR 1 YEAR FOR ITEM 4, AND AGAINST ITEM 5.
1.	Election of 9 director nominees to serve for one-year terms expiring in 2024	For	Against	Abstain

	1a. Steven W. Williams	☐	☐	☐

	1b. Mary Anne Citrino	☐	☐	☐				For	Against	Abstain

	1c. Pasquale (Pat) Fiore	☐	☐	☐	3.	Approval, on an advisory basis, of the Company’s 2022 named executive officer compensation		☐	☐	☐

	1d. Thomas J. Gorman	☐	☐	☐			1 Year	2 Years	3 Years	Abstain

	1e. Roy C. Harvey	☐	☐	☐	4.	Approval, on an advisory basis, of the frequency of the advisory vote to approve the Company’s named executive officer compensation	☐	☐	☐	☐

	1f. James A. Hughes	☐	☐	☐				For	Against	Abstain

	1g. Carol L. Roberts	☐	☐	☐	5.	Stockholder proposal to subject termination pay to stockholder approval, if properly presented		☐	☐	☐

	1h. Jackson (Jackie) P. Roberts	☐	☐	☐

Please sign exactly as your name or names appear(s) on this proxy card. If shares are held jointly, EACH holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

	1i. Ernesto Zedillo	☐	☐	☐
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2023	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Alcoa Corporation Annual Meeting of Stockholders

Friday, May 5, 2023 9:30 a.m. Eastern Daylight Time

www.virtualshareholdermeeting.com/AA2023

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on May 5, 2023

The Notice, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com

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        V01182-P85635

Alcoa Corporation

201 Isabella Street, Suite 500

Pittsburgh, PA 15212

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Roy C. Harvey, Jeffrey D. Heeter, and Marissa P. Earnest, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Alcoa Corporation the undersigned is/are entitled to vote, including with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Alcoa Corporation to be held on May 5, 2023, and at any adjournment or postponement thereof. The shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will vote FOR each nominee listed in Item 1 (Election of 9 Director Nominees to Serve for One-Year Terms Expiring in 2024), FOR Item 2 (Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2023), FOR Item 3 (Approval, on an Advisory Basis, of the Company’s 2022 Named Executive Officer Compensation), FOR 1 YEAR for Item 4 (Approval, on an Advisory Basis, of the Frequency of the Advisory Vote to Approve the Company’s Named Executive Officer Compensation), and AGAINST Item 5 (Stockholder Proposal to Subject Termination Pay to Stockholder Approval, if Properly Presented). The proxies are authorized to vote, in their discretion and to the extent permitted by applicable law or rule, upon other matters that may arise during the 2023 Annual Meeting (including, without limitation, to adjourn the 2023 Annual Meeting). The deadline for voting online or by telephone is 11:59 p.m. Eastern Daylight Time on May 4, 2023. If you vote by mail, your proxy card must be received before the 2023 Annual Meeting for your vote to be counted.

This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Alcoa, its subsidiaries or affiliates with respect to shares of common stock of Alcoa Corporation held by the undersigned under any such plans. If you hold shares in an Alcoa savings plan, your voting instructions must be received by 11:59 p.m. Eastern Daylight Time on May 2, 2023, or the trustee will vote your plan shares in the same proportion as those plan shares for which instructions have been received.

Your vote on the election of directors and the other proposals described in the accompanying Proxy Statement may be specified on the reverse side. If properly signed, dated and returned, this proxy will be voted as specified on the reverse side or, if no choice is specified, this proxy will be voted in accordance with the recommendations of the Board of Directors.

Continued and to be signed on reverse side